________________________________________________________________________________


                                     [LOGO]


                                 WST GROWTH FUND

________________________________________________________________________________


                 a series of The Nottingham Investment Trust II


                              INSTITUTIONAL SHARES



                               ANNUAL REPORT 2000

                        FOR THE YEAR ENDED MARCH 31, 2000




                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

[LETTERHEAD]



                                 WST Growth Fund
                                  Annual Report
                              Institutional Shares

It is our pleasure to enclose the annual report for the WST Growth Fund. This letter highlights the progress of the Fund during the last twelve months and outlines our expectations for the coming year. Stocks are experiencing one of their most volatile weeks on record as we write this note so please view these comments in the light of a highly dynamic market. We appreciate the confidence you have placed us to manage your assets and we are working diligently to maximize the performance of those assets.

The management team at Wilbanks, Smith & Thomas made several important decisions regarding the Fund last year. Most importantly we shifted the investment focus of the Fund to a pure growth orientation from the original growth and income policy. The shift allows us to better match the strategy of the Fund with goals of our investors. The elimination of the income objective also allows us to align the Fund's holdings with the firm's standard equity model. We made these changes after discussions with many shareholders and believe that by repositioning the Fund as a pure growth portfolio we will enhance the performance of your holdings.

          Performance Analysis: Technology and Telecommunications Rule!

A review of the last year's performance data reveals that there were truly two stock markets. Owners of technology and telecommunication stocks enjoyed another year of watching the NASDAQ skyrocket while entire sectors including finance, consumer cyclicals, and health care stocks traded lower throughout the year.

 A number of well-publicized statistics highlight the discrepancy between tech and all the rest in 1999. The average technology stock in the S&P 500 rose 74.5% while the average non-technology stock was up 4.5%. 61% of the stocks on the New York Stock Exchange declined during 1999, and approximately 25 stocks made up 100% of the return in the S&P 500. The majority of these issues were in the technology and telecommunications sectors. When you consider that 475 of the 500 stocks in the index combined to generate a 0% return last year, it is easy to understand our excitement at the opportunities this group of stocks presents us now.

Your Fund enjoyed positive returns over the twelve months ending March 31st of 11.20%. This return compared favorably with the 5.42% return of the Lipper Multi-Cap Value Index to which we are normally compared. The Fund posted strong results during the fiscal third quarter and matched the return of the S&P 500 during the final quarter. The Fund has delivered a 14.97% annualized rate of return since inception, outpacing the Multi-cap Value Index. Our shift in focus to an all equity strategy will result in performance more in line with the large cap indices with which most of our shareholders are familiar.

The Fund's turnover rate was 50% last year, a figure well below the 90% turnover rate of the average growth equity fund. More importantly the Fund generated zero capital gains during the calendar year, a result that underlines its tax efficiency. Our goal will continue to be minimizing realized gains wherever possible.

The expense ratio in the Fund continued to decline as assets exceeded $21 million. The bottom line will be impacted positively as the ratio drops with asset growth.

                             Fiscal 2000 In Review:
                           The Trend Remains the Same

When reviewing the 1999 Annual Report for the WST Growth Fund we noticed several similarities between that year and Fiscal 2000. The interest rate driven sell-off in growth stocks in the third quarter of 1999 was reminiscent of the buying opportunity created in October 1998 by the collapse of the Russian economy and the failure of Long Term Capital Management and other hedge funds.

The narrow breadth of the market discussed above was also a topic last year. By narrow breadth we mean that a very small number of large capitalization growth companies have generated all of the market's performance over the past two years. This trend continued into the first calendar quarter of 2000 but began to reverse in late March and early April. Later in this report we will discuss in detail the difference between old and new economy stocks but it is clear that investors have favored new economy stocks and have been willing to set fundamentals and valuation aside in their quest for performance.

The chaotic market activity we are experiencing now is the beginning of the unwinding of some of the performance and valuation disparities between technology and telecommunication stocks and the rest of the market. While we expect the market to broaden this year it will continue to be dominated by the mid and large capitalization growth companies.

                        Volatility and the "New Economy"

As outlined above both the stock and bond markets endured the most violent intra-quarter volatility in recent memory during the first quarter of 2000. Morgan Stanley strategist Barton Biggs, a veteran market watcher, described it as the most volatile market he has seen in his career.

The essence of the maelstrom is the war raging between Old and New economy stocks. Old economy stocks include financial companies, capital goods producers, "bricks and mortar" retailers and any other companies not included in the Internet driven "TMT" sectors (Telecommunications, Media and Technology) that make up the new economy. After the first ten weeks of the first calendar quarter of 2000 the new economy companies appeared indomitable as they raced to a performance edge that had many wondering if 2000 will be a replay of 1999. Despite a 10% decline at the end of March, the NASDAQ market, which is heavily weighted in these new economy companies, remains the driver of year to date performance. In fact, the market narrowed further around these companies during 2000, and at one point the NASDAQ Index was up 20% year to date while the Dow Jones Industrial Average was down 5%. Small and mid capitalization companies continued their surge relative to large cap stocks during the quarter, finishing with gains far outpacing their larger brethren.

The volatility statistics for the past three months are amazing. The S&P 500 declined over 10% during the first two months, then posted a rally of 15% during the subsequent three weeks. The last week of the quarter degenerated to absolute market havoc with the end result being a gain of 2% for the S&P for the quarter. The Dow Jones declined 4.7% while the NASDAQ increased 12.9% over the same period.

                         "Hot" Money Flows to Technology

Mutual fund money flows account for much of the market's action. The massive amounts of dollars flowing into growth and aggressive growth funds over the past several quarters have required the managers of those funds continually to put money to work by buying more of their stocks regardless of valuation. Conversely, money flows out of value funds and away from value managers have driven the forced liquidation of stocks held by these funds and resulted in the ever-widening gap between classic growth and value.

The damage was so bad and the sentiment so negative for value investors that two of the industry's most successful value investors retired during the first quarter. First, Bob Sanborn stepped down as manager of the Oakmark Fund. His retirement was driven by his frustration at the valuations of the new economy stocks and the lack of respect paid by the market to his old economy holdings. Next Julian Robertson, the famed manager of the $6 billion Tiger Fund, announced that he would retire and liquidate his portfolio. In his exit interview he cited his inability to understand the current market. Any investor with even a hint of contrarian nature would cite these two retirements as evidence that valuations will matter again one day, and we agree. Ironically, sanity seemed to return to the markets shortly after these announcements as the unreasonably priced biotech and Internet stocks imploded and old economy sectors began their rebound.

What lessons are we to learn from these events? First, our earnings growth based stock selection process continues to work. We have avoided the pitfalls associated with owning concept stocks with unproven business models or inexperienced management teams, but we have participated fully in the growth of the TMT economy by owning its "best in class" participants. Second, when the flow of funds begins to shift out of the richly valued names and into the more reasonably priced stocks, the price impact on the recipients of those fund flows will be significant. For example, Fidelity's Magellan Fund holds $100 billion in assets. A normal position in the fund is $3-4 billion. The door seems very small when large players like Fidelity begin to establish positions in any but the largest stocks.

The underlying fundamentals of the companies in the Fund continue to be excellent. Although the technology stocks have posted impressive earnings gains over the past twelve months, the reported profits of other holdings have proven as strong as ever.

                 Dollar Tree Stores - A Bargain Price Every Day

A perfect example of the liquidity phenomenon addressed above is the price action of Dollar Tree Stores over the past four months. As we have discussed at great length, Wilbanks Smith and Thomas's goal is to buy, at reasonable prices, great growth businesses run by highly intelligent and motivated management teams. Dollar Tree Stores is a mid-size retailing company that fits this model. We have researched the company extensively and spent significant time with senior management including Macon Brock, the company's C.E.O. His team has the experience and discipline to build their business over the next 5 - 10 years at a pace which will rival the early growth of Wal-Mart.

Despite the company's fundamentals the stock exhibited dramatic volatility over the past six months with relatively little trading volume. The company has traded in a range between $32 and $54 with no change in fundamentals and an outlook that continues to brighten. Wilbanks, Smith & Thomas has taken advantage of the volatility to build the Fund's positions, especially as the company drops into the $30 range. We recommended the stock on CNBC at $33 and $38 per share. We believe that the large growth mutual funds will return to the stock eventually and will drive it higher as they attempt to reestablish positions liquidated during 1999.

                     Research: In Search of the Next Oracle

In our last update we discussed in great detail the process that led to our investment in Oracle Corporation. The basis of that decision was our belief that Wall Street did not recognize the magnitude of the opportunity that Larry Ellison and his management team were trying to exploit through the design of a complete mission critical database software system for the Internet. Surely Oracle benefited from the massive move in technology stocks, but the stock's performance was driven mainly by the growing recognition on Wall Street that the company is perfectly positioned with a set of products that will lead the market in enabling Internet commerce.

Using the Oracle investment as a model, our research team has spent countless days on the road visiting our current holdings and potential new ones and increasing our focus on the technology and telecommunication sectors. Our mission is to repeat the Oracle success by uncovering other companies with the potential to be revalued based on their association with the Internet.

A recent purchase that fits this model is Computer Associates. As in the case of Oracle in 1998, most analysts' valuation of Computer Associates is based upon their legacy mainframe software business, which is a relatively slow growth business. However, the company has built large, fast growing businesses in both data storage software and Internet security. In the past several months we met with the senior management of the company in both New York and at their "CA World" trade show New Orleans. The picture that has emerged is that of a company with a truly exceptional business model that can be purchased at an exceptionally reasonable price (21 times earnings).

CEO Sanjay Kumar is communicating to Wall Street the opportunity presented by the several billions of dollars of revenues the company can generate from its Internet businesses. His goal is to convince Wall Street to reclassify the company as an Internet investment. The result will be a substantially higher price/earnings ratio and stock price. It is difficult to predict when the discovery will occur but we are comfortable waiting patiently for the value to be recognized.

The price of Computer Associates' stock price could double in the next six months with no change in fundamentals. Contrast that scenario, purchasing a solid growth company at 21 times earnings, with an investment in Cisco Systems at a price earnings ratio of 143 times earnings. Without a doubt Cisco is the leader in the Internet infrastructure gold rush, but perhaps Wall Streets' great expectations for the company are already reflected in the stock price. Historically it has been very difficult to make money in stocks purchased at 150 times earnings irrespective of even the most perfect fundamentals.

                       Second Quarter Technology Turmoil??

Forecasting the direction of the financial markets is a dangerous pastime and is fraught with pitfalls. In our last quarterly update we predicted a 10% - 15% correction in the equity markets during the first quarter with Internet stocks leading the decline. In retrospect our market call was half correct as the Dow Jones Industrial average declined approximately 15% by the end of February. However, the old economy stocks led the retreat rather than Internet and tech related issues. Our other prediction was that interest rates would peak below 7%. Ironically, and much to Alan Greenspan's dismay, long-term interest rates declined from 6.75% to 5.9% at quarter-end. This decline flies in the face of his restrictive monetary policy that has led to five rate hikes in the past six months.

The most critical variable in the market now is clear: how will the NASDAQ Index unravel its extremely overvalued condition? The answer to this question will drive financial markets over the next six months. The NASDAQ Index is currently almost 40% above its 200-day moving average, a condition not seen since 1991. Although this is a sign of a powerful trend it also presents a precarious technical condition for the strongest segment of the economy and market. The average stock in the NASDAQ 100 Index currently trades for over 90 times earnings, a level considered excessive under any valuation model.

The market will either digest this condition with a sharp correction as it did in October 1998, or it will unravel slowly as it did in the first half of 1998. Either way, investors can expect continued volatility. We expect market action like we saw during the last three weeks of the first quarter. While certain sectors such as biotechs collapsed, dropping 25% over a period of days, the overall index endured a more moderate 10%- 12% correction, albeit through a series of very violent sell-offs of 3% - 4% daily. Importantly, the money flowing out of the NASDAQ flowed into the old economy stocks as we discussed above, benefiting the financials and capital goods makers like Honeywell and Tyco.

As we often point out, the Fund is full of quality companies trading at prices comparable to those several years ago. Bank of America, Fannie Mae, New York Times, CVS, and MCI Worldcom have all made great fundamental progress yet Wall Street values them at the same levels it did in 1998. Like shoppers at K-Mart's Blue Light Special, we are happy to take advantage of these discounts! In these cases the powerful combination of a positive economic and political backdrop coupled with good business fundamentals and strong free cash flow clearly indicate higher stock prices down the road.

                              New Economy or Bust!

The research team at Wilbanks, Smith & Thomas has never been more excited about the opportunities we see the economy and market presenting us. Putting aside for a minute the old economy/new economy debate, we recognize the importance of the fundamental changes the Internet is causing in all areas of commerce and daily life. Investors must make adjustments to their portfolios to take advantage of this secular change. Our challenge is to find the future winners and buy them while they are priced reasonably, and we see many opportunities in both the technology and telecommunication sectors. Clearly an investment in these sectors requires more flexibility and tolerance for short term volatility than some investors are accustomed to. Still, we believe that managers who ignore these trends will be left behind as the new economy streaks ahead.

Having said that, it is also a very risky time for investors who ignore valuations. Stock charts of former favorites like eToys, Excite-at-Home or Red Hat remind us that regardless of a company's potential there are times when its stock is simply too expensive. To us it makes no sense to invest in companies that have not and most likely never will earn a dollar. As we remind our clients, only our 35 to 45 best ideas make it into the Fund. The stocks that do make it need to be the best possible combination of growth business models, skillful management, and attractive valuations.

Our equity research team is in the process of developing a white paper on the technology and telecommunications sectors. This document will be posted to our website during the next several months and should be helpful in outlining our focus. We are spending an increasing amount of time in both Silicon Valley and New York meeting with industry leaders and visionaries and honing our investment process. We look forward to sharing our thoughts with you.

Thank you for your continued confidence in the WST Growth Fund. Patience and a strong investment discipline are keys to victory in the equity markets. We are excited about the coming year and the opportunities that will present themselves. Please know that our interests are always aligned with yours as our principals and employees remain among the largest shareholders in the Fund.


Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

                                WST GROWTH FUND
                           Institutional Class Shares

                    Performance Update - $25,000 Investment
   For the period from September 30, 1997 (Date of Initial Public Investment)
                                to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                  WST Growth Fund     60% S&P 500 Index/
                  Institutional       20% Lehman Inter. Gov't/Corp Bond Index
                  Class Shares        20% Russell 2000 Index
--------------------------------------------------------------------------------

  9/30/97           $25,000                  $25,000
 12/31/97            25,502                   25,383
  3/31/98            28,179                   28,124
  6/30/98            28,453                   28,572
  9/30/98            24,759                   26,005
 12/31/98            30,575                   30,165
  3/31/99            31,873                   30,894
  6/30/99            33,670                   33,030
  9/30/99            30,675                   31,369
 12/31/99            34,893                   35,381
  3/31/00            35,442                   36,259


This graph depicts the performance of the WST Growth Fund Institutional Class Shares versus the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------
    One Year         Since Inception
-----------------------------------------
     11.20%              14.97%
-----------------------------------------


The graph assumes an initial $25,000 investment at September 30, 1997 (inception date). All dividends and distributions are reinvested.

At March 31, 2000, the WST Growth Fund Institutional Class Shares would have grown to $35,442 - a cumulative total investment return of 41.77% since September 30, 1997.

At March 31, 2000, a similar investment in the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index would have grown to $36,259 - a cumulative total investment return of 45.03% since September 30, 1997. The Lipper Growth and Income Fund Index that was used in previous years' graphs for illustrative purposes is not used in this year's graph because of modifications made to Lipper's fund classification structure.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.51%

       Beverages - 2.49%
            PepsiCo, Inc. ..........................................................                  15,700             $   542,631
                                                                                                                         -----------

       Broadcast - Radio & Television - 2.13%
         (a)Cox Communications, Inc. ...............................................                   9,600                 465,600
                                                                                                                         -----------

       Computers - 3.60%
         (a)Dell Computer Corporation ..............................................                   5,000                 269,687
         (a)Sun Microsystems, Inc. .................................................                   5,500                 515,367
                                                                                                                         -----------
                                                                                                                             785,054
                                                                                                                         -----------
       Computer Software & Services - 19.06%
            Computer Associates International, Inc. ................................                  12,000                 710,250
            First Data Corporation .................................................                  12,000                 530,250
            Microsoft Corporation ..................................................                   4,000                 425,000
         (a)Novell, Inc. ...........................................................                   5,000                 143,125
         (a)Oracle Corporation .....................................................                  28,000               2,185,750
         (a)Parametric Technology Corporation ......................................                   8,000                 168,500
                                                                                                                         -----------
                                                                                                                           4,162,875
                                                                                                                         -----------
       Cosmetics & Personal Care - 2.20%
            Colgate-Palmolive Company ..............................................                   3,000                 169,125
         (a)Playtex Products, Inc. .................................................                  24,000                 312,000
                                                                                                                         -----------
                                                                                                                             481,125
                                                                                                                         -----------
       Diversified Manufacturing - 4.67%
            General Electric Company ...............................................                   2,500                 387,969
            Honeywell, Inc. ........................................................                  12,000                 632,250
                                                                                                                         -----------
                                                                                                                           1,020,219
                                                                                                                         -----------
       Electronics - Semiconductor - 3.63%
            Intel Corporation ......................................................                   6,000                 791,625
                                                                                                                         -----------

       Financial - Banks, Commercial - 2.88%
            Bank of America Corporation ............................................                   5,000                 262,188
            Citigroup Inc. .........................................................                   5,000                 296,563
            Resource Bankshares Corporation ........................................                   7,700                  69,300
                                                                                                                         -----------
                                                                                                                             628,051
                                                                                                                         -----------
       Financial Services - 3.17%
            American Express Company ...............................................                   2,000                 297,875
            Fannie Mae .............................................................                   7,000                 395,063
                                                                                                                         -----------
                                                                                                                             692,938
                                                                                                                         -----------
       Insurance - Life & Health - 1.67%
            AFLAC  INCORPORATED ....................................................                   8,000                 365,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 2.51%
            American International Group, Inc. .....................................                   5,000             $   547,500
                                                                                                                         -----------

       Medical Supplies - 1.77%
            Johnson & Johnson ......................................................                   5,500                 385,687
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.40%
            Tyco International Ltd. ................................................                  19,000                 960,687
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.85%
            Schlumberger, Limited ..................................................                   8,000                 622,000
                                                                                                                         -----------

       Oil & Gas - Exploration - 2.50%
            Exxon Mobil Corporation ................................................                   6,996                 545,688
                                                                                                                         -----------

       Pharmaceuticals - 4.12%
            Bristol-Myers Squibb Company ...........................................                   5,000                 288,750
            Merck & Co., Inc. ......................................................                   6,000                 374,250
            Pharmacia & Upjohn, Inc. ...............................................                   4,000                 237,000
                                                                                                                         -----------
                                                                                                                             900,000
                                                                                                                         -----------
       Publishing - Newspaper - 2.17%
            The New York Times Company .............................................                  11,000                 473,000
                                                                                                                         -----------

       Retail - General Merchandise - 3.82%
         (a)Dollar Tree Stores, Inc. ...............................................                  16,000                 834,000
                                                                                                                         -----------

       Retail - Specialty Line - 4.20%
            CVS Corporation ........................................................                  12,000                 450,750
            Lowe's Companies, Inc. .................................................                   8,000                 467,000
                                                                                                                         -----------
                                                                                                                             917,750
                                                                                                                         -----------
       Telecommunications - 19.79%
            ALLTEL Corporation .....................................................                   9,000                 567,562
            AT&T Corporation .......................................................                   8,143                 459,571
            Bell Atlantic Corporation ..............................................                   5,000                 305,625
            Lucent Technologies Inc. ...............................................                   9,000                 546,750
         (a)MCI WorldCom, Inc. .....................................................                  20,000                 906,250
         (a)Qwest Communications International, Inc. ...............................                   4,000                 192,000
         (a)Tellabs, Inc. ..........................................................                   8,000                 503,875
            Time Warner, Inc. ......................................................                   8,500                 840,969
                                                                                                                         -----------
                                                                                                                           4,322,602
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - 3.88%
            Nokia Oyj - ADR ........................................................                   1,000             $   217,250
            Nortel Networks Corporation ............................................                   5,000                 630,000
                                                                                                                         -----------
                                                                                                                             847,250
                                                                                                                         -----------

            Total Common Stocks (Cost $15,811,012) ...................................................                    21,291,282
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest          Maturity
                                                               Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 1.48%

       Macsaver Financial Services .........................    $500,000           7.875%           08/01/03                 322,500
            (Cost $447,292)                                                                                              -----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.85%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 949,829                 949,829
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 545,541                 545,541
                                                                                                                         -----------

            Total Investment Companies (Cost $1,495,370) .............................................                     1,495,370
                                                                                                                         -----------

Total Value of Investments (Cost $17,753,674%(b)) ..................................                  105.84 %          $23,109,152
Liabilities In Excess of Other Assets ..............................................                   (5.84)%           (1,275,220)
                                                                                                      ------            -----------
       Net Assets ..................................................................                  100.00 %          $21,833,932
                                                                                                      ======            ===========

       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $17,818,382. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..................................................................                  $ 6,095,086
            Unrealized depreciation ..................................................................                     (804,316)
                                                                                                                        -----------
                            Net unrealized appreciation ..............................................                  $ 5,290,770
                                                                                                                        ===========

The following acronym is used in this portfolio:

       ADR - American Depository Receipt


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $17,753,674) ..........................................................              $23,109,152
       Cash ..............................................................................................                    3,726
       Income receivable .................................................................................                   18,643
       Receivable for fund shares sold ...................................................................                    2,117
       Deferred organization expenses, net (note 4) ......................................................                   20,525
                                                                                                                        -----------

            Total assets .................................................................................               23,154,163
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ..................................................................................                   22,784
       Payable for investment purchases ..................................................................                1,294,820
       Payable for fund shares redeemed ..................................................................                    1,950
       Other liabilities .................................................................................                      677
                                                                                                                        -----------

            Total liabilities ............................................................................                1,320,231
                                                                                                                        -----------

NET ASSETS ...............................................................................................              $21,833,932
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $17,655,490
       Accumulated net realized loss on investments ......................................................               (1,177,036)
       Net unrealized appreciation on investments ........................................................                5,355,478
                                                                                                                        -----------
                                                                                                                        $21,833,932
                                                                                                                        ===========

CLASS C
       Net asset value, redemption and maximum offering price per share
            ($453,984 / 32,451 shares) ...................................................................                   $13.99
                                                                                                                        ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($16,737,026 / 1,178,752 shares) .............................................................                   $14.20
                                                                                                                        ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share ..........................................                   $14.02
            ($4,642,922 / 331,189 shares)                                                                               ===========

       Maximum offering price per share (100 / 96.25 of $14.02) ..........................................                   $14.57
                                                                                                                        ===========









See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Interest ......................................................................................             $    55,224
            Dividends .....................................................................................                 159,931
                                                                                                                        -----------

                  Total income ............................................................................                 215,155
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                 131,567
            Fund administration fees (note 2) .............................................................                  30,699
            Distribution and service fees - Investor Class shares (note 3) ................................                  18,962
            Distribution and service fees - Class C shares (note 3) .......................................                   1,325
            Custody fees ..................................................................................                   3,905
            Registration and filing administration fees (note 2) ..........................................                   5,655
            Fund accounting fees (note 2) .................................................................                  40,500
            Audit fees ....................................................................................                  11,317
            Legal fees ....................................................................................                   7,214
            Securities pricing fees .......................................................................                   3,339
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   7,605
            Registration and filing expenses ..............................................................                   4,516
            Printing expenses .............................................................................                  21,547
            Amortization of deferred organization expenses (note 4) .......................................                   8,250
            Trustee fees and meeting expenses .............................................................                   3,916
            Other operating expenses ......................................................................                   4,810
                                                                                                                        -----------

                  Total expenses ..........................................................................                 314,127
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ...........................................                 (13,785)
                                                                                                                        -----------

                  Net expenses ............................................................................                 300,342
                                                                                                                        -----------

                       Net investment loss ................................................................                 (85,187)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions .....................................................                (555,913)
       Increase in unrealized appreciation on investments .................................................               2,771,724
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               2,215,811
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 2,130,624
                                                                                                                        ===========






See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................              $   (85,187)          $    (8,424)
          Net realized loss from investment transactions ...........................                 (555,913)             (578,937)
          Increase in unrealized appreciation on investments .......................                2,771,724             1,853,775
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .................                2,130,624             1,266,414
                                                                                                  -----------           -----------

     Capital share transactions
          Increase  in net assets resulting from capital share transactions (a) ....                5,744,786             5,552,729
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................                7,875,410             6,819,143

NET ASSETS
     Beginning of year .............................................................               13,958,522             7,139,379
                                                                                                  -----------           -----------

     End of year ...................................................................              $21,833,932           $13,958,522
                                                                                                  ===========           ===========

(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

----------------------------------------------
                CLASS C (a)
----------------------------------------------
Shares sold ..................................             32,451           $   426,228                     0           $         0
Shares redeemed ..............................                  0                     0                     0                     0
                                                      -----------           -----------           -----------           -----------

     Net increase ............................             32,451           $   426,228                     0           $         0
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
            INSTITUTIONAL CLASS
----------------------------------------------
Shares sold ..................................            331,219           $ 4,408,827               361,611           $ 4,344,114
Shares redeemed ..............................            (46,784)             (604,849)              (32,095)             (380,601)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            284,435           $ 3,803,978               329,516           $ 3,963,513
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
               INVESTOR CLASS
----------------------------------------------
Shares sold ..................................            221,528           $ 2,686,217               143,763           $ 1,721,117
Shares redeemed ..............................            (90,704)           (1,171,637)              (11,169)             (131,901)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            130,824           $ 1,514,580               132,594           $ 1,589,216
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
                FUND SUMMARY
----------------------------------------------
Shares sold ..................................            585,198           $ 7,521,272               505,374           $ 6,065,231
Shares redeemed ..............................           (137,488)           (1,776,486)              (43,264)             (512,502)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            447,710           $ 5,744,786               462,110           $ 5,552,729
                                                      ===========           ===========           ===========           ===========



(a) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                               CLASS C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                       period from
                                                                                                       May 20, 1999
                                                                                                  (date of initial public
                                                                                                      investment) to
                                                                                                        March 31,
                                                                                                          2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $   13.05

      Income from investment operations
           Net investment loss ...............................................................             (0.06)
           Net realized and unrealized gain on investments ...................................              1.00
                                                                                                       ---------
                 Total from investment operations ............................................              0.94
                                                                                                       ---------

Net asset value, end of period ...............................................................         $   13.99
                                                                                                       =========

Total return (a) .............................................................................              7.20 %
                                                                                                       =========

Ratios/supplemental data
      Net assets, end of period ..............................................................         $ 453,984
                                                                                                       =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................................              2.45 % (b)
           After expense reimbursements and waived fees ......................................              2.34 % (b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees .....................................             (1.30)% (b)
           After expense reimbursements and waived fees ......................................             (1.19)% (b)

      Portfolio turnover rate ................................................................             50.40 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                               September 30, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                October 3, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %(b)              2.56 %                 3.63 %(b)
           After expense reimbursements and waived fees .......              2.10 %(b)              2.25 %                 2.10 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%(b)             (0.84)%                (1.70)%(b)
           After expense reimbursements and waived fees .......             (0.88)%(b)             (0.53)%                (0.31)%(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective.
         The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Shares, Investor Shares, and Class C.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C and Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $919,853, of which $42,186 expires in the year 2006, $342,266 expires in the year 2007 and $535,401 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $85,187 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.




                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class, and a maximum of 2.50% of the average daily net assets of the Fund's Class C. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $13,785 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


         million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class and Class C Shares' average daily net assets. The Fund incurred $18,962 of such expenses for the Investor class and $1,325 of such expenses for the Class C shares under the Plan for the year ended March 31, 2000.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,487,255 and $8,498,090, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

________________________________________________________________________________


                                     [LOGO]


                                 WST GROWTH FUND

________________________________________________________________________________


                 a series of The Nottingham Investment Trust II


                                INVESTOR SHARES



                               ANNUAL REPORT 2000

                        FOR THE YEAR ENDED MARCH 31, 2000




                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

[LETTERHEAD]



                                  Annual Report
                                 WST Growth Fund
                                 Investor Shares

It is our pleasure to enclose the annual report for the WST Growth Fund. This letter highlights the progress of the Fund during the last twelve months and outlines our expectations for the coming year. Stocks are experiencing one of their most volatile weeks on record as we write this note so please view these comments in the light of a highly dynamic market. We appreciate the confidence you have placed us to manage your assets and we are working diligently to maximize the performance of those assets.

The management team at Wilbanks, Smith & Thomas made several important decisions regarding the Fund last year. Most importantly we shifted the investment focus of the Fund to a pure growth orientation from the original growth and income policy. The shift allows us to better match the strategy of the Fund with goals of our investors. The elimination of the income objective also allows us to align the Fund's holdings with the firm's standard equity model. We made these changes after discussions with many shareholders and believe that by repositioning the Fund as a pure growth portfolio we will enhance the performance of your holdings.

          Performance Analysis: Technology and Telecommunications Rule!

A review of the last year's performance data reveals that there were truly two stock markets. Owners of technology and telecommunication stocks enjoyed another year of watching the NASDAQ skyrocket while entire sectors including finance, consumer cyclicals, and health care stocks traded lower throughout the year.

 A number of well-publicized statistics highlight the discrepancy between tech and all the rest in 1999. The average technology stock in the S&P 500 rose 74.5% while the average non-technology stock was up 4.5%. 61% of the stocks on the New York Stock Exchange declined during 1999, and approximately 25 stocks made up 100% of the return in the S&P 500. The majority of these issues were in the technology and telecommunications sectors. When you consider that 475 of the 500 stocks in the index combined to generate a 0% return last year, it is easy to understand our excitement at the opportunities this group of stocks presents us now.

Your Fund enjoyed positive returns over the twelve months ending March 31st of 10.66%. This return compared favorably with the 5.42% return of the Lipper Multi-Cap Value Index to which we are normally compared. The portfolio posted strong results during the fiscal third quarter and matched the return of the S&P 500 during the final quarter. The Fund has delivered a 13.53% annualized rate of return since inception^1, outpacing the Multi-cap Value Index. Our shift in focus to an all equity strategy will result in performance more in line with the large cap indices with which most of our shareholders are familiar.

The Fund's turnover rate was 50% last year, a figure well below the 90% turnover rate of the average growth equity fund. More importantly the Fund generated zero capital gains during the calendar year, a result that underlines its tax efficiency. Our goal will continue to be minimizing realized gains wherever possible.

The expense ratio in the Fund continued to decline as assets exceeded $21 million. The bottom line will be impacted positively as the ratio drops with asset growth.

                             Fiscal 2000 In Review:
                           The Trend Remains the Same

When reviewing the 1999 Annual Report for the WST Growth Fund we noticed several similarities between that year and Fiscal 2000. The interest rate driven sell-off in growth stocks in the third quarter of 1999 was reminiscent of the buying opportunity created in October 1998 by the collapse of the Russian economy and the failure of Long Term Capital Management and other hedge funds.

The narrow breadth of the market discussed above was also a topic last year. By narrow breadth we mean that a very small number of large capitalization growth companies have generated all of the market's performance over the past two years. This trend continued into the first calendar quarter of 2000 but began to reverse in late March and early April. Later in this report we will discuss in detail the difference between old and new economy stocks but it is clear that investors have favored new economy stocks and have been willing to set fundamentals and valuation aside in their quest for performance.

The chaotic market activity we are experiencing now is the beginning of the unwinding of some of the performance and valuation disparities between technology and telecommunication stocks and the rest of the market. While we expect the market to broaden this year it will continue to be dominated by the mid and large capitalization growth companies.

                        Volatility and the "New Economy"

As outlined above both the stock and bond markets endured the most violent intra-quarter volatility in recent memory during the first quarter of 2000. Morgan Stanley strategist Barton Biggs, a veteran market watcher, described it as the most volatile market he has seen in his career.

The essence of the maelstrom is the war raging between Old and New economy stocks. Old economy stocks include financial companies, capital goods producers, "bricks and mortar" retailers and any other companies not included in the Internet driven "TMT" sectors (Telecommunications, Media and Technology) that make up the new economy. After the first ten weeks of the first calendar quarter of 2000 the new economy companies appeared indomitable as they raced to a performance edge that had many wondering if 2000 will be a replay of 1999. Despite a 10% decline at the end of March, the NASDAQ market, which is heavily weighted in these new economy companies, remains the driver of year to date performance. In fact, the market narrowed further around these companies during 2000, and at one point the NASDAQ Index was up 20% year to date while the Dow Jones Industrial Average was down 5%. Small and mid capitalization companies continued their surge relative to large cap stocks during the quarter, finishing with gains far outpacing their larger brethren.

The volatility statistics for the past three months are amazing. The S&P 500 declined over 10% during the first two months, then posted a rally of 15% during the subsequent three weeks. The last week of the quarter degenerated to absolute market havoc with the end result being a gain of 2% for the S&P for the quarter. The Dow Jones declined 4.7% while the NASDAQ increased 12.9% over the same period.

                         "Hot" Money Flows to Technology

Mutual fund money flows account for much of the market's action. The massive amounts of dollars flowing into growth and aggressive growth funds over the past several quarters have required the managers of those funds continually to put money to work by buying more of their stocks regardless of valuation. Conversely, money flows out of value funds and away from value managers have driven the forced liquidation of stocks held by these funds and resulted in the ever-widening gap between classic growth and value.

The damage was so bad and the sentiment so negative for value investors that two of the industry's most successful value investors retired during the first quarter. First, Bob Sanborn stepped down as manager of the Oakmark Fund. His retirement was driven by his frustration at the valuations of the new economy stocks and the lack of respect paid by the market to his old economy holdings. Next Julian Robertson, the famed manager of the $6 billion Tiger Fund, announced that he would retire and liquidate his portfolio. In his exit interview he cited his inability to understand the current market. Any investor with even a hint of contrarian nature would cite these two retirements as evidence that valuations will matter again one day, and we agree. Ironically, sanity seemed to return to the markets shortly after these announcements as the unreasonably priced biotech and Internet stocks imploded and old economy sectors began their rebound.

What lessons are we to learn from these events? First, our earnings growth based stock selection process continues to work. We have avoided the pitfalls associated with owning concept stocks with unproven business models or inexperienced management teams, but we have participated fully in the growth of the TMT economy by owning its "best in class" participants. Second, when the flow of funds begins to shift out of the richly valued names and into the more reasonably priced stocks, the price impact on the recipients of those fund flows will be significant. For example, Fidelity's Magellan Fund holds $100 billion in assets. A normal position in the fund is $3-4 billion. The door seems very small when large players like Fidelity begin to establish positions in any but the largest stocks.

The underlying fundamentals of the companies in the Fund continue to be excellent. Although the technology stocks have posted impressive earnings gains over the past twelve months, the reported profits of other holdings have proven as strong as ever.

                 Dollar Tree Stores - A Bargain Price Every Day

A perfect example of the liquidity phenomenon addressed above is the price action of Dollar Tree Stores over the past four months. As we have discussed at great length, Wilbanks Smith and Thomas's goal is to buy, at reasonable prices, great growth businesses run by highly intelligent and motivated management teams. Dollar Tree Stores is a mid-size retailing company that fits this model. We have researched the company extensively and spent significant time with senior management including Macon Brock, the company's C.E.O. His team has the experience and discipline to build their business over the next 5 - 10 years at a pace which will rival the early growth of Wal-Mart.

Despite the company's fundamentals the stock exhibited dramatic volatility over the past six months with relatively little trading volume. The company has traded in a range between $32 and $54 with no change in fundamentals and an outlook that continues to brighten. Wilbanks, Smith & Thomas has taken advantage of the volatility to build the Fund's positions, especially as the company drops into the $30 range. We recommended the stock on CNBC at $33 and $38 per share. We believe that the large growth mutual funds will return to the stock eventually and will drive it higher as they attempt to reestablish positions liquidated during 1999.

                     Research: In Search of the Next Oracle

In our last update we discussed in great detail the process that led to our investment in Oracle Corporation. The basis of that decision was our belief that Wall Street did not recognize the magnitude of the opportunity that Larry Ellison and his management team were trying to exploit through the design of a complete mission critical database software system for the Internet. Surely Oracle benefited from the massive move in technology stocks, but the stock's performance was driven mainly by the growing recognition on Wall Street that the company is perfectly positioned with a set of products that will lead the market in enabling Internet commerce.

Using the Oracle investment as a model, our research team has spent countless days on the road visiting our current holdings and potential new ones and increasing our focus on the technology and telecommunication sectors. Our mission is to repeat the Oracle success by uncovering other companies with the potential to be revalued based on their association with the Internet.

A recent purchase that fits this model is Computer Associates. As in the case of Oracle in 1998, most analysts' valuation of Computer Associates is based upon their legacy mainframe software business, which is a relatively slow growth business. However, the company has built large, fast growing businesses in both data storage software and Internet security. In the past several months we met with the senior management of the company in both New York and at their "CA World" trade show New Orleans. The picture that has emerged is that of a company with a truly exceptional business model that can be purchased at an exceptionally reasonable price (21 times earnings).

CEO Sanjay Kumar is communicating to Wall Street the opportunity presented by the several billions of dollars of revenues the company can generate from its Internet businesses. His goal is to convince Wall Street to reclassify the company as an Internet investment. The result will be a substantially higher price/earnings ratio and stock price. It is difficult to predict when the discovery will occur but we are comfortable waiting patiently for the value to be recognized.

The price of Computer Associates' stock price could double in the next six months with no change in fundamentals. Contrast that scenario, purchasing a solid growth company at 21 times earnings, with an investment in Cisco Systems at a price earnings ratio of 143 times earnings. Without a doubt Cisco is the leader in the Internet infrastructure gold rush, but perhaps Wall Streets' great expectations for the company are already reflected in the stock price. Historically it has been very difficult to make money in stocks purchased at 150 times earnings irrespective of even the most perfect fundamentals.

                       Second Quarter Technology Turmoil??

Forecasting the direction of the financial markets is a dangerous pastime and is fraught with pitfalls. In our last quarterly update we predicted a 10% - 15% correction in the equity markets during the first quarter with Internet stocks leading the decline. In retrospect our market call was half correct as the Dow Jones Industrial average declined approximately 15% by the end of February. However, the old economy stocks led the retreat rather than Internet and tech related issues. Our other prediction was that interest rates would peak below 7%. Ironically, and much to Alan Greenspan's dismay, long-term interest rates declined from 6.75% to 5.9% at quarter-end. This decline flies in the face of his restrictive monetary policy that has led to five rate hikes in the past six months.

The most critical variable in the market now is clear: how will the NASDAQ Index unravel its extremely overvalued condition? The answer to this question will drive financial markets over the next six months. The NASDAQ Index is currently almost 40% above its 200-day moving average, a condition not seen since 1991. Although this is a sign of a powerful trend it also presents a precarious technical condition for the strongest segment of the economy and market. The average stock in the NASDAQ 100 Index currently trades for over 90 times earnings, a level considered excessive under any valuation model.

The market will either digest this condition with a sharp correction as it did in October 1998, or it will unravel slowly as it did in the first half of 1998. Either way, investors can expect continued volatility. We expect market action like we saw during the last three weeks of the first quarter. While certain sectors such as biotechs collapsed, dropping 25% over a period of days, the overall index endured a more moderate 10%- 12% correction, albeit through a series of very violent sell-offs of 3% - 4% daily. Importantly, the money flowing out of the NASDAQ flowed into the old economy stocks as we discussed above, benefiting the financials and capital goods makers like Honeywell and Tyco.

As we often point out, the Fund is full of quality companies trading at prices comparable to those several years ago. Bank of America, Fannie Mae, New York Times, CVS, and MCI Worldcom have all made great fundamental progress yet Wall Street values them at the same levels it did in 1998. Like shoppers at K-Mart's Blue Light Special, we are happy to take advantage of these discounts! In these cases the powerful combination of a positive economic and political backdrop coupled with good business fundamentals and strong free cash flow clearly indicate higher stock prices down the road.

                              New Economy or Bust!

The research team at Wilbanks, Smith & Thomas has never been more excited about the opportunities we see the economy and market presenting us. Putting aside for a minute the old economy/new economy debate, we recognize the importance of the fundamental changes the Internet is causing in all areas of commerce and daily life. Investors must make adjustments to their portfolios to take advantage of this secular change. Our challenge is to find the future winners and buy them while they are priced reasonably, and we see many opportunities in both the technology and telecommunication sectors. Clearly an investment in these sectors requires more flexibility and tolerance for short term volatility than some investors are accustomed to. Still, we believe that managers who ignore these trends will be left behind as the new economy streaks ahead.

Having said that, it is also a very risky time for investors who ignore valuations. Stock charts of former favorites like eToys, Excite-at-Home or Red Hat remind us that regardless of a company's potential there are times when its stock is simply too expensive. To us it makes no sense to invest in companies that have not and most likely never will earn a dollar. As we remind our clients, only our 35 to 45 best ideas make it into the Fund. The stocks that do make it need to be the best possible combination of growth business models, skillful management, and attractive valuations.

Our equity research team is in the process of developing a white paper on the technology and telecommunications sectors. This document will be posted to our website during the next several months and should be helpful in outlining our focus. We are spending an increasing amount of time in both Silicon Valley and New York meeting with industry leaders and visionaries and honing our investment process. We look forward to sharing our thoughts with you.

Thank you for your continued confidence in the WST Growth Fund. Patience and a strong investment discipline are keys to victory in the equity markets. We are excited about the coming year and the opportunities that will present themselves. Please know that our interests are always aligned with yours as our principals and employees remain among the largest shareholders in the Fund.


Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III



______________________

1 Footnote - Annual return for the Investor Class shares would be 6.51% net of the 3.75% sales charge. The annualized since inception return would be 11.80%.

                                WST GROWTH FUND
                             Investor Class Shares

                    Performance Update - $10,000 Investment
    For the period from October 3, 1997 (Date of Initial Public Investment)
                                to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                  WST Growth Fund     60% S&P 500 Index/
                  Investor            20% Lehman Inter. Gov't/Corp Bond Index
                  Class Shares        20% Russell 2000 Index
--------------------------------------------------------------------------------

  10/3/97           $ 9,625                $10,000
 12/31/97             9,607                 10,015
  3/31/98            10,606                 11,093
  6/30/98            10,701                 11,268
  9/30/98             9,297                 10,261
 12/31/98            11,463                 11,895
  3/31/99            11,934                 12,181
  6/30/99            12,593                 13,021
  9/30/99            11,454                 12,368
 12/31/99            13,017                 13,946
  3/31/00            13,206                 14,292


This graph depicts the performance of the WST Growth Fund Investor Class Shares versus the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

--------------------------------------------------------------------------
                                   One Year           Since Inception
--------------------------------------------------------------------------
       No Sales Load                10.66%                 13.53%
--------------------------------------------------------------------------
 Maximum 3.75% Sales Load            6.51%                 11.80%
--------------------------------------------------------------------------


The graph assumes an initial $10,000 investment ($9,625 after maximum sales load of 3.75%) at October 3, 1997 (inception date). All dividends and distributions are reinvested.

At March 31, 2000, the WST Growth Fund Investor Class Shares would have grown to $13,206 - a cumulative total investment return of 32.06% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the WST Growth Fund Investor Class Shares would have grown to $13,720 - a cumulative total investment return of 37.20% since October 3, 1997.

At March 31, 2000, a similar investment in the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index would have grown to $14,292 - a cumulative total investment return of 42.92% since October 3, 1997. The Lipper Growth and Income Fund Index that was used in previous years' graphs for illustrative purposes is not used in this year's graph because of modifications made to Lipper's fund classification structure.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.51%

       Beverages - 2.49%
            PepsiCo, Inc. ..........................................................                  15,700             $   542,631
                                                                                                                         -----------

       Broadcast - Radio & Television - 2.13%
         (a)Cox Communications, Inc. ...............................................                   9,600                 465,600
                                                                                                                         -----------

       Computers - 3.60%
         (a)Dell Computer Corporation ..............................................                   5,000                 269,687
         (a)Sun Microsystems, Inc. .................................................                   5,500                 515,367
                                                                                                                         -----------
                                                                                                                             785,054
                                                                                                                         -----------
       Computer Software & Services - 19.06%
            Computer Associates International, Inc. ................................                  12,000                 710,250
            First Data Corporation .................................................                  12,000                 530,250
            Microsoft Corporation ..................................................                   4,000                 425,000
         (a)Novell, Inc. ...........................................................                   5,000                 143,125
         (a)Oracle Corporation .....................................................                  28,000               2,185,750
         (a)Parametric Technology Corporation ......................................                   8,000                 168,500
                                                                                                                         -----------
                                                                                                                           4,162,875
                                                                                                                         -----------
       Cosmetics & Personal Care - 2.20%
            Colgate-Palmolive Company ..............................................                   3,000                 169,125
         (a)Playtex Products, Inc. .................................................                  24,000                 312,000
                                                                                                                         -----------
                                                                                                                             481,125
                                                                                                                         -----------
       Diversified Manufacturing - 4.67%
            General Electric Company ...............................................                   2,500                 387,969
            Honeywell, Inc. ........................................................                  12,000                 632,250
                                                                                                                         -----------
                                                                                                                           1,020,219
                                                                                                                         -----------
       Electronics - Semiconductor - 3.63%
            Intel Corporation ......................................................                   6,000                 791,625
                                                                                                                         -----------

       Financial - Banks, Commercial - 2.88%
            Bank of America Corporation ............................................                   5,000                 262,188
            Citigroup Inc. .........................................................                   5,000                 296,563
            Resource Bankshares Corporation ........................................                   7,700                  69,300
                                                                                                                         -----------
                                                                                                                             628,051
                                                                                                                         -----------
       Financial Services - 3.17%
            American Express Company ...............................................                   2,000                 297,875
            Fannie Mae .............................................................                   7,000                 395,063
                                                                                                                         -----------
                                                                                                                             692,938
                                                                                                                         -----------
       Insurance - Life & Health - 1.67%
            AFLAC  INCORPORATED ....................................................                   8,000                 365,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 2.51%
            American International Group, Inc. .....................................                   5,000             $   547,500
                                                                                                                         -----------

       Medical Supplies - 1.77%
            Johnson & Johnson ......................................................                   5,500                 385,687
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.40%
            Tyco International Ltd. ................................................                  19,000                 960,687
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.85%
            Schlumberger, Limited ..................................................                   8,000                 622,000
                                                                                                                         -----------

       Oil & Gas - Exploration - 2.50%
            Exxon Mobil Corporation ................................................                   6,996                 545,688
                                                                                                                         -----------

       Pharmaceuticals - 4.12%
            Bristol-Myers Squibb Company ...........................................                   5,000                 288,750
            Merck & Co., Inc. ......................................................                   6,000                 374,250
            Pharmacia & Upjohn, Inc. ...............................................                   4,000                 237,000
                                                                                                                         -----------
                                                                                                                             900,000
                                                                                                                         -----------
       Publishing - Newspaper - 2.17%
            The New York Times Company .............................................                  11,000                 473,000
                                                                                                                         -----------

       Retail - General Merchandise - 3.82%
         (a)Dollar Tree Stores, Inc. ...............................................                  16,000                 834,000
                                                                                                                         -----------

       Retail - Specialty Line - 4.20%
            CVS Corporation ........................................................                  12,000                 450,750
            Lowe's Companies, Inc. .................................................                   8,000                 467,000
                                                                                                                         -----------
                                                                                                                             917,750
                                                                                                                         -----------
       Telecommunications - 19.79%
            ALLTEL Corporation .....................................................                   9,000                 567,562
            AT&T Corporation .......................................................                   8,143                 459,571
            Bell Atlantic Corporation ..............................................                   5,000                 305,625
            Lucent Technologies Inc. ...............................................                   9,000                 546,750
         (a)MCI WorldCom, Inc. .....................................................                  20,000                 906,250
         (a)Qwest Communications International, Inc. ...............................                   4,000                 192,000
         (a)Tellabs, Inc. ..........................................................                   8,000                 503,875
            Time Warner, Inc. ......................................................                   8,500                 840,969
                                                                                                                         -----------
                                                                                                                           4,322,602
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - 3.88%
            Nokia Oyj - ADR ........................................................                   1,000             $   217,250
            Nortel Networks Corporation ............................................                   5,000                 630,000
                                                                                                                         -----------
                                                                                                                             847,250
                                                                                                                         -----------

            Total Common Stocks (Cost $15,811,012) ...................................................                    21,291,282
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest          Maturity
                                                               Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 1.48%

       Macsaver Financial Services .........................    $500,000           7.875%           08/01/03                 322,500
            (Cost $447,292)                                                                                              -----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.85%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 949,829                 949,829
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 545,541                 545,541
                                                                                                                         -----------

            Total Investment Companies (Cost $1,495,370) .............................................                     1,495,370
                                                                                                                         -----------

Total Value of Investments (Cost $17,753,674%(b)) ..................................                  105.84 %          $23,109,152
Liabilities In Excess of Other Assets ..............................................                   (5.84)%           (1,275,220)
                                                                                                      ------            -----------
       Net Assets ..................................................................                  100.00 %          $21,833,932
                                                                                                      ======            ===========

       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $17,818,382. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..................................................................                  $ 6,095,086
            Unrealized depreciation ..................................................................                     (804,316)
                                                                                                                        -----------
                            Net unrealized appreciation ..............................................                  $ 5,290,770
                                                                                                                        ===========

The following acronym is used in this portfolio:

       ADR - American Depository Receipt


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $17,753,674) ..........................................................              $23,109,152
       Cash ..............................................................................................                    3,726
       Income receivable .................................................................................                   18,643
       Receivable for fund shares sold ...................................................................                    2,117
       Deferred organization expenses, net (note 4) ......................................................                   20,525
                                                                                                                        -----------

            Total assets .................................................................................               23,154,163
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ..................................................................................                   22,784
       Payable for investment purchases ..................................................................                1,294,820
       Payable for fund shares redeemed ..................................................................                    1,950
       Other liabilities .................................................................................                      677
                                                                                                                        -----------

            Total liabilities ............................................................................                1,320,231
                                                                                                                        -----------

NET ASSETS ...............................................................................................              $21,833,932
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $17,655,490
       Accumulated net realized loss on investments ......................................................               (1,177,036)
       Net unrealized appreciation on investments ........................................................                5,355,478
                                                                                                                        -----------
                                                                                                                        $21,833,932
                                                                                                                        ===========

CLASS C
       Net asset value, redemption and maximum offering price per share
            ($453,984 / 32,451 shares) ...................................................................                   $13.99
                                                                                                                        ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($16,737,026 / 1,178,752 shares) .............................................................                   $14.20
                                                                                                                        ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share ..........................................                   $14.02
            ($4,642,922 / 331,189 shares)                                                                               ===========

       Maximum offering price per share (100 / 96.25 of $14.02) ..........................................                   $14.57
                                                                                                                        ===========









See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Interest ......................................................................................             $    55,224
            Dividends .....................................................................................                 159,931
                                                                                                                        -----------

                  Total income ............................................................................                 215,155
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                 131,567
            Fund administration fees (note 2) .............................................................                  30,699
            Distribution and service fees - Investor Class shares (note 3) ................................                  18,962
            Distribution and service fees - Class C shares (note 3) .......................................                   1,325
            Custody fees ..................................................................................                   3,905
            Registration and filing administration fees (note 2) ..........................................                   5,655
            Fund accounting fees (note 2) .................................................................                  40,500
            Audit fees ....................................................................................                  11,317
            Legal fees ....................................................................................                   7,214
            Securities pricing fees .......................................................................                   3,339
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   7,605
            Registration and filing expenses ..............................................................                   4,516
            Printing expenses .............................................................................                  21,547
            Amortization of deferred organization expenses (note 4) .......................................                   8,250
            Trustee fees and meeting expenses .............................................................                   3,916
            Other operating expenses ......................................................................                   4,810
                                                                                                                        -----------

                  Total expenses ..........................................................................                 314,127
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ...........................................                 (13,785)
                                                                                                                        -----------

                  Net expenses ............................................................................                 300,342
                                                                                                                        -----------

                       Net investment loss ................................................................                 (85,187)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions .....................................................                (555,913)
       Increase in unrealized appreciation on investments .................................................               2,771,724
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               2,215,811
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 2,130,624
                                                                                                                        ===========






See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................              $   (85,187)          $    (8,424)
          Net realized loss from investment transactions ...........................                 (555,913)             (578,937)
          Increase in unrealized appreciation on investments .......................                2,771,724             1,853,775
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .................                2,130,624             1,266,414
                                                                                                  -----------           -----------

     Capital share transactions
          Increase  in net assets resulting from capital share transactions (a) ....                5,744,786             5,552,729
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................                7,875,410             6,819,143

NET ASSETS
     Beginning of year .............................................................               13,958,522             7,139,379
                                                                                                  -----------           -----------

     End of year ...................................................................              $21,833,932           $13,958,522
                                                                                                  ===========           ===========

(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

----------------------------------------------
                CLASS C (a)
----------------------------------------------
Shares sold ..................................             32,451           $   426,228                     0           $         0
Shares redeemed ..............................                  0                     0                     0                     0
                                                      -----------           -----------           -----------           -----------

     Net increase ............................             32,451           $   426,228                     0           $         0
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
            INSTITUTIONAL CLASS
----------------------------------------------
Shares sold ..................................            331,219           $ 4,408,827               361,611           $ 4,344,114
Shares redeemed ..............................            (46,784)             (604,849)              (32,095)             (380,601)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            284,435           $ 3,803,978               329,516           $ 3,963,513
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
               INVESTOR CLASS
----------------------------------------------
Shares sold ..................................            221,528           $ 2,686,217               143,763           $ 1,721,117
Shares redeemed ..............................            (90,704)           (1,171,637)              (11,169)             (131,901)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            130,824           $ 1,514,580               132,594           $ 1,589,216
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
                FUND SUMMARY
----------------------------------------------
Shares sold ..................................            585,198           $ 7,521,272               505,374           $ 6,065,231
Shares redeemed ..............................           (137,488)           (1,776,486)              (43,264)             (512,502)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            447,710           $ 5,744,786               462,110           $ 5,552,729
                                                      ===========           ===========           ===========           ===========



(a) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                               CLASS C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                       period from
                                                                                                       May 20, 1999
                                                                                                  (date of initial public
                                                                                                      investment) to
                                                                                                        March 31,
                                                                                                          2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $   13.05

      Income from investment operations
           Net investment loss ...............................................................             (0.06)
           Net realized and unrealized gain on investments ...................................              1.00
                                                                                                       ---------
                 Total from investment operations ............................................              0.94
                                                                                                       ---------

Net asset value, end of period ...............................................................         $   13.99
                                                                                                       =========

Total return (a) .............................................................................              7.20 %
                                                                                                       =========

Ratios/supplemental data
      Net assets, end of period ..............................................................         $ 453,984
                                                                                                       =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................................              2.45 % (b)
           After expense reimbursements and waived fees ......................................              2.34 % (b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees .....................................             (1.30)% (b)
           After expense reimbursements and waived fees ......................................             (1.19)% (b)

      Portfolio turnover rate ................................................................             50.40 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                               September 30, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                October 3, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %(b)              2.56 %                 3.63 %(b)
           After expense reimbursements and waived fees .......              2.10 %(b)              2.25 %                 2.10 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%(b)             (0.84)%                (1.70)%(b)
           After expense reimbursements and waived fees .......             (0.88)%(b)             (0.53)%                (0.31)%(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective.
         The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Shares, Investor Shares, and Class C.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C and Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $919,853, of which $42,186 expires in the year 2006, $342,266 expires in the year 2007 and $535,401 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $85,187 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.




                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class, and a maximum of 2.50% of the average daily net assets of the Fund's Class C. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $13,785 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


         million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class and Class C Shares' average daily net assets. The Fund incurred $18,962 of such expenses for the Investor class and $1,325 of such expenses for the Class C shares under the Plan for the year ended March 31, 2000.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,487,255 and $8,498,090, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

________________________________________________________________________________


                                     [LOGO]


                                 WST GROWTH FUND

________________________________________________________________________________


                 a series of The Nottingham Investment Trust II


                                 CLASS C SHARES



                               ANNUAL REPORT 2000

                        FOR THE YEAR ENDED MARCH 31, 2000




                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

[LETTERHEAD]



                                  Annual Report
                                 WST Growth Fund
                                 Class C Shares

It is our pleasure to enclose the annual report for the WST Growth Fund. This letter highlights the progress of the Fund during the last twelve months and outlines our expectations for the coming year. Stocks are experiencing one of their most volatile weeks on record as we write this note so please view these comments in the light of a highly dynamic market. We appreciate the confidence you have placed us to manage your assets and we are working diligently to maximize the performance of those assets.

The management team at Wilbanks, Smith & Thomas made several important decisions regarding the Fund last year. Most importantly we shifted the investment focus of the Fund to a pure growth orientation from the original growth and income policy. The shift allows us to better match the strategy of the Fund with goals of our investors. The elimination of the income objective also allows us to align the Fund's holdings with the firm's standard equity model. We made these changes after discussions with many shareholders and believe that by repositioning the Fund as a pure growth portfolio we will enhance the performance of your holdings.

          Performance Analysis: Technology and Telecommunications Rule!

A review of the last year's performance data reveals that there were truly two stock markets. Owners of technology and telecommunication stocks enjoyed another year of watching the NASDAQ skyrocket while entire sectors including finance, consumer cyclicals, and health care stocks traded lower throughout the year.

 A number of well-publicized statistics highlight the discrepancy between tech and all the rest in 1999. The average technology stock in the S&P 500 rose 74.5% while the average non-technology stock was up 4.5%. 61% of the stocks on the New York Stock Exchange declined during 1999, and approximately 25 stocks made up 100% of the return in the S&P 500. The majority of these issues were in the technology and telecommunications sectors. When you consider that 475 of the 500 stocks in the index combined to generate a 0% return last year, it is easy to understand our excitement at the opportunities this group of stocks presents us now.

Your Fund enjoyed positive returns the quarter ended March 31st of 1.38%. This return compared favorably with the 0.23% return of the Lipper Multi-Cap Value Index to which we are normally compared. The Fund posted strong results during the fiscal third quarter and matched the return of the S&P 500 during the final quarter. The Fund has delivered a 7.20% annualized rate of return since inception, outpacing the Multi-cap Value Index. Our shift in focus to an all equity strategy will result in performance more in line with the large cap indices with which most of our shareholders are familiar.

The Fund's turnover rate was 50% last year, a figure well below the 90% turnover rate of the average growth equity fund. More importantly the Fund generated zero capital gains during the calendar year, a result that underlines its tax efficiency. Our goal will continue to be minimizing realized gains wherever possible.

The expense ratio in the Fund continued to decline as assets exceeded $21 million. The bottom line will be impacted positively as the ratio drops with asset growth.

                             Fiscal 2000 In Review:
                           The Trend Remains the Same

When reviewing the 1999 Annual Report for the WST Growth Fund we noticed several similarities between that year and Fiscal 2000. The interest rate driven sell-off in growth stocks in the third quarter of 1999 was reminiscent of the buying opportunity created in October 1998 by the collapse of the Russian economy and the failure of Long Term Capital Management and other hedge funds.

The narrow breadth of the market discussed above was also a topic last year. By narrow breadth we mean that a very small number of large capitalization growth companies have generated all of the market's performance over the past two years. This trend continued into the first calendar quarter of 2000 but began to reverse in late March and early April. Later in this report we will discuss in detail the difference between old and new economy stocks but it is clear that investors have favored new economy stocks and have been willing to set fundamentals and valuation aside in their quest for performance.

The chaotic market activity we are experiencing now is the beginning of the unwinding of some of the performance and valuation disparities between technology and telecommunication stocks and the rest of the market. While we expect the market to broaden this year it will continue to be dominated by the mid and large capitalization growth companies.

                        Volatility and the "New Economy"

As outlined above both the stock and bond markets endured the most violent intra-quarter volatility in recent memory during the first quarter of 2000. Morgan Stanley strategist Barton Biggs, a veteran market watcher, described it as the most volatile market he has seen in his career.

The essence of the maelstrom is the war raging between Old and New economy stocks. Old economy stocks include financial companies, capital goods producers, "bricks and mortar" retailers and any other companies not included in the Internet driven "TMT" sectors (Telecommunications, Media and Technology) that make up the new economy. After the first ten weeks of the first calendar quarter of 2000 the new economy companies appeared indomitable as they raced to a performance edge that had many wondering if 2000 will be a replay of 1999. Despite a 10% decline at the end of March, the NASDAQ market, which is heavily weighted in these new economy companies, remains the driver of year to date performance. In fact, the market narrowed further around these companies during 2000, and at one point the NASDAQ Index was up 20% year to date while the Dow Jones Industrial Average was down 5%. Small and mid capitalization companies continued their surge relative to large cap stocks during the quarter, finishing with gains far outpacing their larger brethren.

The volatility statistics for the past three months are amazing. The S&P 500 declined over 10% during the first two months, then posted a rally of 15% during the subsequent three weeks. The last week of the quarter degenerated to absolute market havoc with the end result being a gain of 2% for the S&P for the quarter. The Dow Jones declined 4.7% while the NASDAQ increased 12.9% over the same period.

                         "Hot" Money Flows to Technology

Mutual fund money flows account for much of the market's action. The massive amounts of dollars flowing into growth and aggressive growth funds over the past several quarters have required the managers of those funds continually to put money to work by buying more of their stocks regardless of valuation. Conversely, money flows out of value funds and away from value managers have driven the forced liquidation of stocks held by these funds and resulted in the ever-widening gap between classic growth and value.

The damage was so bad and the sentiment so negative for value investors that two of the industry's most successful value investors retired during the first quarter. First, Bob Sanborn stepped down as manager of the Oakmark Fund. His retirement was driven by his frustration at the valuations of the new economy stocks and the lack of respect paid by the market to his old economy holdings. Next Julian Robertson, the famed manager of the $6 billion Tiger Fund, announced that he would retire and liquidate his portfolio. In his exit interview he cited his inability to understand the current market. Any investor with even a hint of contrarian nature would cite these two retirements as evidence that valuations will matter again one day, and we agree. Ironically, sanity seemed to return to the markets shortly after these announcements as the unreasonably priced biotech and Internet stocks imploded and old economy sectors began their rebound.

What lessons are we to learn from these events? First, our earnings growth based stock selection process continues to work. We have avoided the pitfalls associated with owning concept stocks with unproven business models or inexperienced management teams, but we have participated fully in the growth of the TMT economy by owning its "best in class" participants. Second, when the flow of funds begins to shift out of the richly valued names and into the more reasonably priced stocks, the price impact on the recipients of those fund flows will be significant. For example, Fidelity's Magellan Fund holds $100 billion in assets. A normal position in the fund is $3-4 billion. The door seems very small when large players like Fidelity begin to establish positions in any but the largest stocks.

The underlying fundamentals of the companies in the Fund continue to be excellent. Although the technology stocks have posted impressive earnings gains over the past twelve months, the reported profits of other holdings have proven as strong as ever.

                 Dollar Tree Stores - A Bargain Price Every Day

A perfect example of the liquidity phenomenon addressed above is the price action of Dollar Tree Stores over the past four months. As we have discussed at great length, Wilbanks Smith and Thomas's goal is to buy, at reasonable prices, great growth businesses run by highly intelligent and motivated management teams. Dollar Tree Stores is a mid-size retailing company that fits this model. We have researched the company extensively and spent significant time with senior management including Macon Brock, the company's C.E.O. His team has the experience and discipline to build their business over the next 5 - 10 years at a pace which will rival the early growth of Wal-Mart.

Despite the company's fundamentals the stock exhibited dramatic volatility over the past six months with relatively little trading volume. The company has traded in a range between $32 and $54 with no change in fundamentals and an outlook that continues to brighten. Wilbanks, Smith & Thomas has taken advantage of the volatility to build the Fund's positions, especially as the company drops into the $30 range. We recommended the stock on CNBC at $33 and $38 per share. We believe that the large growth mutual funds will return to the stock eventually and will drive it higher as they attempt to reestablish positions liquidated during 1999.

                     Research: In Search of the Next Oracle

In our last update we discussed in great detail the process that led to our investment in Oracle Corporation. The basis of that decision was our belief that Wall Street did not recognize the magnitude of the opportunity that Larry Ellison and his management team were trying to exploit through the design of a complete mission critical database software system for the Internet. Surely Oracle benefited from the massive move in technology stocks, but the stock's performance was driven mainly by the growing recognition on Wall Street that the company is perfectly positioned with a set of products that will lead the market in enabling Internet commerce.

Using the Oracle investment as a model, our research team has spent countless days on the road visiting our current holdings and potential new ones and increasing our focus on the technology and telecommunication sectors. Our mission is to repeat the Oracle success by uncovering other companies with the potential to be revalued based on their association with the Internet.

A recent purchase that fits this model is Computer Associates. As in the case of Oracle in 1998, most analysts' valuation of Computer Associates is based upon their legacy mainframe software business, which is a relatively slow growth business. However, the company has built large, fast growing businesses in both data storage software and Internet security. In the past several months we met with the senior management of the company in both New York and at their "CA World" trade show New Orleans. The picture that has emerged is that of a company with a truly exceptional business model that can be purchased at an exceptionally reasonable price (21 times earnings).

CEO Sanjay Kumar is communicating to Wall Street the opportunity presented by the several billions of dollars of revenues the company can generate from its Internet businesses. His goal is to convince Wall Street to reclassify the company as an Internet investment. The result will be a substantially higher price/earnings ratio and stock price. It is difficult to predict when the discovery will occur but we are comfortable waiting patiently for the value to be recognized.

The price of Computer Associates' stock price could double in the next six months with no change in fundamentals. Contrast that scenario, purchasing a solid growth company at 21 times earnings, with an investment in Cisco Systems at a price earnings ratio of 143 times earnings. Without a doubt Cisco is the leader in the Internet infrastructure gold rush, but perhaps Wall Streets' great expectations for the company are already reflected in the stock price. Historically it has been very difficult to make money in stocks purchased at 150 times earnings irrespective of even the most perfect fundamentals.

                       Second Quarter Technology Turmoil??

Forecasting the direction of the financial markets is a dangerous pastime and is fraught with pitfalls. In our last quarterly update we predicted a 10% - 15% correction in the equity markets during the first quarter with Internet stocks leading the decline. In retrospect our market call was half correct as the Dow Jones Industrial average declined approximately 15% by the end of February. However, the old economy stocks led the retreat rather than Internet and tech related issues. Our other prediction was that interest rates would peak below 7%. Ironically, and much to Alan Greenspan's dismay, long-term interest rates declined from 6.75% to 5.9% at quarter-end. This decline flies in the face of his restrictive monetary policy that has led to five rate hikes in the past six months.

The most critical variable in the market now is clear: how will the NASDAQ Index unravel its extremely overvalued condition? The answer to this question will drive financial markets over the next six months. The NASDAQ Index is currently almost 40% above its 200-day moving average, a condition not seen since 1991. Although this is a sign of a powerful trend it also presents a precarious technical condition for the strongest segment of the economy and market. The average stock in the NASDAQ 100 Index currently trades for over 90 times earnings, a level considered excessive under any valuation model.

The market will either digest this condition with a sharp correction as it did in October 1998, or it will unravel slowly as it did in the first half of 1998. Either way, investors can expect continued volatility. We expect market action like we saw during the last three weeks of the first quarter. While certain sectors such as biotechs collapsed, dropping 25% over a period of days, the overall index endured a more moderate 10%- 12% correction, albeit through a series of very violent sell-offs of 3% - 4% daily. Importantly, the money flowing out of the NASDAQ flowed into the old economy stocks as we discussed above, benefiting the financials and capital goods makers like Honeywell and Tyco.

As we often point out, the Fund is full of quality companies trading at prices comparable to those several years ago. Bank of America, Fannie Mae, New York Times, CVS, and MCI Worldcom have all made great fundamental progress yet Wall Street values them at the same levels it did in 1998. Like shoppers at K-Mart's Blue Light Special, we are happy to take advantage of these discounts! In these cases the powerful combination of a positive economic and political backdrop coupled with good business fundamentals and strong free cash flow clearly indicate higher stock prices down the road.

                              New Economy or Bust!

The research team at Wilbanks, Smith & Thomas has never been more excited about the opportunities we see the economy and market presenting us. Putting aside for a minute the old economy/new economy debate, we recognize the importance of the fundamental changes the Internet is causing in all areas of commerce and daily life. Investors must make adjustments to their portfolios to take advantage of this secular change. Our challenge is to find the future winners and buy them while they are priced reasonably, and we see many opportunities in both the technology and telecommunication sectors. Clearly an investment in these sectors requires more flexibility and tolerance for short term volatility than some investors are accustomed to. Still, we believe that managers who ignore these trends will be left behind as the new economy streaks ahead.

Having said that, it is also a very risky time for investors who ignore valuations. Stock charts of former favorites like eToys, Excite-at-Home or Red Hat remind us that regardless of a company's potential there are times when its stock is simply too expensive. To us it makes no sense to invest in companies that have not and most likely never will earn a dollar. As we remind our clients, only our 35 to 45 best ideas make it into the Fund. The stocks that do make it need to be the best possible combination of growth business models, skillful management, and attractive valuations.

Our equity research team is in the process of developing a white paper on the technology and telecommunications sectors. This document will be posted to our website during the next several months and should be helpful in outlining our focus. We are spending an increasing amount of time in both Silicon Valley and New York meeting with industry leaders and visionaries and honing our investment process. We look forward to sharing our thoughts with you.

Thank you for your continued confidence in the WST Growth Fund. Patience and a strong investment discipline are keys to victory in the equity markets. We are excited about the coming year and the opportunities that will present themselves. Please know that our interests are always aligned with yours as our principals and employees remain among the largest shareholders in the Fund.


Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

                                WST GROWTH FUND
                                 Class C Shares

                    Performance Update - $10,000 Investment
      For the period from May 20, 1999 (Date of Initial Public Investment)
                               to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                  WST Growth Fund     60% S&P 500 Index/
                  Investor            20% Lehman Inter. Gov't/Corp Bond Index
                  Class C Shares      20% Russell 2000 Index
--------------------------------------------------------------------------------
  5/20/99           $ 10,000               $10,000
  6/30/99             10,245                10,202
  7/31/99             10,008                 9,951
  8/31/99              9,533                 9,850
  9/30/99              9,310                 9,708
 10/31/99              9,739                10,088
 11/30/99              9,923                10,333
 12/31/99             10,575                10,925
  1/31/00              9,969                10,547
  2/29/00              9,839                10,816
  3/31/00             10,720                11,225


This graph depicts the performance of the WST Growth Fund Class C Shares versus the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------------
    Since Inception
-------------------------
         7.20%
-------------------------


The graph assumes an initial $10,000 investment at May 20, 1999 (inception date). All dividends and distributions are reinvested.

At March 31, 2000, the WST Growth Fund Class C Shares would have grown to $10,720 - a cumulative total investment return of 7.20% since May 20, 1999.

At March 31, 2000, a similar investment in the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index would have grown to $11,225 - a cumulative total investment return of 12.25% since May 20, 1999.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.51%

       Beverages - 2.49%
            PepsiCo, Inc. ..........................................................                  15,700             $   542,631
                                                                                                                         -----------

       Broadcast - Radio & Television - 2.13%
         (a)Cox Communications, Inc. ...............................................                   9,600                 465,600
                                                                                                                         -----------

       Computers - 3.60%
         (a)Dell Computer Corporation ..............................................                   5,000                 269,687
         (a)Sun Microsystems, Inc. .................................................                   5,500                 515,367
                                                                                                                         -----------
                                                                                                                             785,054
                                                                                                                         -----------
       Computer Software & Services - 19.06%
            Computer Associates International, Inc. ................................                  12,000                 710,250
            First Data Corporation .................................................                  12,000                 530,250
            Microsoft Corporation ..................................................                   4,000                 425,000
         (a)Novell, Inc. ...........................................................                   5,000                 143,125
         (a)Oracle Corporation .....................................................                  28,000               2,185,750
         (a)Parametric Technology Corporation ......................................                   8,000                 168,500
                                                                                                                         -----------
                                                                                                                           4,162,875
                                                                                                                         -----------
       Cosmetics & Personal Care - 2.20%
            Colgate-Palmolive Company ..............................................                   3,000                 169,125
         (a)Playtex Products, Inc. .................................................                  24,000                 312,000
                                                                                                                         -----------
                                                                                                                             481,125
                                                                                                                         -----------
       Diversified Manufacturing - 4.67%
            General Electric Company ...............................................                   2,500                 387,969
            Honeywell, Inc. ........................................................                  12,000                 632,250
                                                                                                                         -----------
                                                                                                                           1,020,219
                                                                                                                         -----------
       Electronics - Semiconductor - 3.63%
            Intel Corporation ......................................................                   6,000                 791,625
                                                                                                                         -----------

       Financial - Banks, Commercial - 2.88%
            Bank of America Corporation ............................................                   5,000                 262,188
            Citigroup Inc. .........................................................                   5,000                 296,563
            Resource Bankshares Corporation ........................................                   7,700                  69,300
                                                                                                                         -----------
                                                                                                                             628,051
                                                                                                                         -----------
       Financial Services - 3.17%
            American Express Company ...............................................                   2,000                 297,875
            Fannie Mae .............................................................                   7,000                 395,063
                                                                                                                         -----------
                                                                                                                             692,938
                                                                                                                         -----------
       Insurance - Life & Health - 1.67%
            AFLAC  INCORPORATED ....................................................                   8,000                 365,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 2.51%
            American International Group, Inc. .....................................                   5,000             $   547,500
                                                                                                                         -----------

       Medical Supplies - 1.77%
            Johnson & Johnson ......................................................                   5,500                 385,687
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.40%
            Tyco International Ltd. ................................................                  19,000                 960,687
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.85%
            Schlumberger, Limited ..................................................                   8,000                 622,000
                                                                                                                         -----------

       Oil & Gas - Exploration - 2.50%
            Exxon Mobil Corporation ................................................                   6,996                 545,688
                                                                                                                         -----------

       Pharmaceuticals - 4.12%
            Bristol-Myers Squibb Company ...........................................                   5,000                 288,750
            Merck & Co., Inc. ......................................................                   6,000                 374,250
            Pharmacia & Upjohn, Inc. ...............................................                   4,000                 237,000
                                                                                                                         -----------
                                                                                                                             900,000
                                                                                                                         -----------
       Publishing - Newspaper - 2.17%
            The New York Times Company .............................................                  11,000                 473,000
                                                                                                                         -----------

       Retail - General Merchandise - 3.82%
         (a)Dollar Tree Stores, Inc. ...............................................                  16,000                 834,000
                                                                                                                         -----------

       Retail - Specialty Line - 4.20%
            CVS Corporation ........................................................                  12,000                 450,750
            Lowe's Companies, Inc. .................................................                   8,000                 467,000
                                                                                                                         -----------
                                                                                                                             917,750
                                                                                                                         -----------
       Telecommunications - 19.79%
            ALLTEL Corporation .....................................................                   9,000                 567,562
            AT&T Corporation .......................................................                   8,143                 459,571
            Bell Atlantic Corporation ..............................................                   5,000                 305,625
            Lucent Technologies Inc. ...............................................                   9,000                 546,750
         (a)MCI WorldCom, Inc. .....................................................                  20,000                 906,250
         (a)Qwest Communications International, Inc. ...............................                   4,000                 192,000
         (a)Tellabs, Inc. ..........................................................                   8,000                 503,875
            Time Warner, Inc. ......................................................                   8,500                 840,969
                                                                                                                         -----------
                                                                                                                           4,322,602
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - 3.88%
            Nokia Oyj - ADR ........................................................                   1,000             $   217,250
            Nortel Networks Corporation ............................................                   5,000                 630,000
                                                                                                                         -----------
                                                                                                                             847,250
                                                                                                                         -----------

            Total Common Stocks (Cost $15,811,012) ...................................................                    21,291,282
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest          Maturity
                                                               Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 1.48%

       Macsaver Financial Services .........................    $500,000           7.875%           08/01/03                 322,500
            (Cost $447,292)                                                                                              -----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.85%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 949,829                 949,829
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 545,541                 545,541
                                                                                                                         -----------

            Total Investment Companies (Cost $1,495,370) .............................................                     1,495,370
                                                                                                                         -----------

Total Value of Investments (Cost $17,753,674%(b)) ..................................                  105.84 %          $23,109,152
Liabilities In Excess of Other Assets ..............................................                   (5.84)%           (1,275,220)
                                                                                                      ------            -----------
       Net Assets ..................................................................                  100.00 %          $21,833,932
                                                                                                      ======            ===========

       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $17,818,382. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..................................................................                  $ 6,095,086
            Unrealized depreciation ..................................................................                     (804,316)
                                                                                                                        -----------
                            Net unrealized appreciation ..............................................                  $ 5,290,770
                                                                                                                        ===========

The following acronym is used in this portfolio:

       ADR - American Depository Receipt


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $17,753,674) ..........................................................              $23,109,152
       Cash ..............................................................................................                    3,726
       Income receivable .................................................................................                   18,643
       Receivable for fund shares sold ...................................................................                    2,117
       Deferred organization expenses, net (note 4) ......................................................                   20,525
                                                                                                                        -----------

            Total assets .................................................................................               23,154,163
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ..................................................................................                   22,784
       Payable for investment purchases ..................................................................                1,294,820
       Payable for fund shares redeemed ..................................................................                    1,950
       Other liabilities .................................................................................                      677
                                                                                                                        -----------

            Total liabilities ............................................................................                1,320,231
                                                                                                                        -----------

NET ASSETS ...............................................................................................              $21,833,932
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $17,655,490
       Accumulated net realized loss on investments ......................................................               (1,177,036)
       Net unrealized appreciation on investments ........................................................                5,355,478
                                                                                                                        -----------
                                                                                                                        $21,833,932
                                                                                                                        ===========

CLASS C
       Net asset value, redemption and maximum offering price per share
            ($453,984 / 32,451 shares) ...................................................................                   $13.99
                                                                                                                        ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($16,737,026 / 1,178,752 shares) .............................................................                   $14.20
                                                                                                                        ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share ..........................................                   $14.02
            ($4,642,922 / 331,189 shares)                                                                               ===========

       Maximum offering price per share (100 / 96.25 of $14.02) ..........................................                   $14.57
                                                                                                                        ===========









See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Interest ......................................................................................             $    55,224
            Dividends .....................................................................................                 159,931
                                                                                                                        -----------

                  Total income ............................................................................                 215,155
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                 131,567
            Fund administration fees (note 2) .............................................................                  30,699
            Distribution and service fees - Investor Class shares (note 3) ................................                  18,962
            Distribution and service fees - Class C shares (note 3) .......................................                   1,325
            Custody fees ..................................................................................                   3,905
            Registration and filing administration fees (note 2) ..........................................                   5,655
            Fund accounting fees (note 2) .................................................................                  40,500
            Audit fees ....................................................................................                  11,317
            Legal fees ....................................................................................                   7,214
            Securities pricing fees .......................................................................                   3,339
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   7,605
            Registration and filing expenses ..............................................................                   4,516
            Printing expenses .............................................................................                  21,547
            Amortization of deferred organization expenses (note 4) .......................................                   8,250
            Trustee fees and meeting expenses .............................................................                   3,916
            Other operating expenses ......................................................................                   4,810
                                                                                                                        -----------

                  Total expenses ..........................................................................                 314,127
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ...........................................                 (13,785)
                                                                                                                        -----------

                  Net expenses ............................................................................                 300,342
                                                                                                                        -----------

                       Net investment loss ................................................................                 (85,187)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions .....................................................                (555,913)
       Increase in unrealized appreciation on investments .................................................               2,771,724
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               2,215,811
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 2,130,624
                                                                                                                        ===========






See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................              $   (85,187)          $    (8,424)
          Net realized loss from investment transactions ...........................                 (555,913)             (578,937)
          Increase in unrealized appreciation on investments .......................                2,771,724             1,853,775
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .................                2,130,624             1,266,414
                                                                                                  -----------           -----------

     Capital share transactions
          Increase  in net assets resulting from capital share transactions (a) ....                5,744,786             5,552,729
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................                7,875,410             6,819,143

NET ASSETS
     Beginning of year .............................................................               13,958,522             7,139,379
                                                                                                  -----------           -----------

     End of year ...................................................................              $21,833,932           $13,958,522
                                                                                                  ===========           ===========

(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

----------------------------------------------
                CLASS C (a)
----------------------------------------------
Shares sold ..................................             32,451           $   426,228                     0           $         0
Shares redeemed ..............................                  0                     0                     0                     0
                                                      -----------           -----------           -----------           -----------

     Net increase ............................             32,451           $   426,228                     0           $         0
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
            INSTITUTIONAL CLASS
----------------------------------------------
Shares sold ..................................            331,219           $ 4,408,827               361,611           $ 4,344,114
Shares redeemed ..............................            (46,784)             (604,849)              (32,095)             (380,601)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            284,435           $ 3,803,978               329,516           $ 3,963,513
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
               INVESTOR CLASS
----------------------------------------------
Shares sold ..................................            221,528           $ 2,686,217               143,763           $ 1,721,117
Shares redeemed ..............................            (90,704)           (1,171,637)              (11,169)             (131,901)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            130,824           $ 1,514,580               132,594           $ 1,589,216
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
                FUND SUMMARY
----------------------------------------------
Shares sold ..................................            585,198           $ 7,521,272               505,374           $ 6,065,231
Shares redeemed ..............................           (137,488)           (1,776,486)              (43,264)             (512,502)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            447,710           $ 5,744,786               462,110           $ 5,552,729
                                                      ===========           ===========           ===========           ===========



(a) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                               CLASS C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                       period from
                                                                                                       May 20, 1999
                                                                                                  (date of initial public
                                                                                                      investment) to
                                                                                                        March 31,
                                                                                                          2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $   13.05

      Income from investment operations
           Net investment loss ...............................................................             (0.06)
           Net realized and unrealized gain on investments ...................................              1.00
                                                                                                       ---------
                 Total from investment operations ............................................              0.94
                                                                                                       ---------

Net asset value, end of period ...............................................................         $   13.99
                                                                                                       =========

Total return (a) .............................................................................              7.20 %
                                                                                                       =========

Ratios/supplemental data
      Net assets, end of period ..............................................................         $ 453,984
                                                                                                       =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................................              2.45 % (b)
           After expense reimbursements and waived fees ......................................              2.34 % (b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees .....................................             (1.30)% (b)
           After expense reimbursements and waived fees ......................................             (1.19)% (b)

      Portfolio turnover rate ................................................................             50.40 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                               September 30, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                October 3, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %(b)              2.56 %                 3.63 %(b)
           After expense reimbursements and waived fees .......              2.10 %(b)              2.25 %                 2.10 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%(b)             (0.84)%                (1.70)%(b)
           After expense reimbursements and waived fees .......             (0.88)%(b)             (0.53)%                (0.31)%(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective.
         The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Shares, Investor Shares, and Class C.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C and Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $919,853, of which $42,186 expires in the year 2006, $342,266 expires in the year 2007 and $535,401 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $85,187 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.




                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class, and a maximum of 2.50% of the average daily net assets of the Fund's Class C. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $13,785 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


         million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class and Class C Shares' average daily net assets. The Fund incurred $18,962 of such expenses for the Investor class and $1,325 of such expenses for the Class C shares under the Plan for the year ended March 31, 2000.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,487,255 and $8,498,090, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

________________________________________________________________________________

                           INVESTEK FIXED INCOME TRUST
________________________________________________________________________________

                 a series of The Nottingham Investment Trust II






                               ANNUAL REPORT 2000


                           FOR THE YEAR ENDED MARCH 31






                               INVESTMENT ADVISOR
                         EARNEST Partners Limited, LLC
                             317 East Capitol Street
                              Post Office Box 2840
                           Jackson, Mississippi 39207
                                  601-949-3105


                           INVESTEK FIXED INCOME TRUST
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863



                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                                ----------------
                                EARNEST PARTNERS
                                ----------------

Dear Shareholders of Investek Fixed Income Trust:

         Enclosed for your review is the annual report for the fiscal year ended 31 March 2000, our first report for the new millennium. The last 12 months were mixed for bonds, with interest rates generally rising. The 10-year Treasury which stood at 5.23% in March 1999, rose to a high of 6.78% by January 20th of this year, but declined to 6.02% by March 31st, for a total rise of 79 basis points. Shorter-term rates rose more, with the three-month Treasury bill rising 142 basis points and the 2-year Treasury note rising 151 basis points. All of this is generally due to increased inflation expectations by market participants stemming from economic reports that show continued strength in the domestic economy. Spreads were tightening in 1999, but have widened out considerably in the first quarter of 2000.

         On a total return basis, the fund was up 1.47% for the 12 months ending March 31, 2000, while the Lehman Aggregate Bond Index was up 1.87%. Compared to the fund's Lipper peers, the fund finished the year 87th out of 284 funds. For the trailing three years ending March 31, 2000, the fund ranked 91st out of 203 funds; and for the trailing five years ending March 31, 2000, the fund ranked 40th out of 151 funds, which places the fund in the top quartile.

         The fund's holdings have a weighted average rating of AAA, as rated by Moody's Investor Service, Inc. or other similar rating services, and our effective duration is 95% of the benchmark's duration. US Government and Agency issues comprise 68% of the fund's portfolio and other AAA-rated issues comprise another 15% of the fund's portfolio.

         We have some additional news to report. Last December, a firm in Atlanta named EARNEST Partners approached our firm about combining forces. Because our firms manage distinctly different products, they manage equity investments and we, as you know, manage fixed-income investments, we saw this as a good way to grow our firm and, accordingly, we accepted the offer. Please be reassured that other than our name change, we are still the same firm and we are committed to the best fixed-income management possible. We have not changed our focus. If anything, this combination strengthens our resources and that is good for our clients.

         As always, thank you for your continued confidence in the fund. Please do not hesitate to call us at anytime if we can be of service to you.

Very truly yours,

/S/ Douglas Folk, CFA

EARNEST Partners Limited, LLC
Douglas Folk, CFA
Partner

                          INVESTEK FIXED INCOME TRUST

                    Performance Update - $50,000 Investment

                     For the period from November 15, 1991
                 (Commencement of Operations) to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                                     Lehman Brothers        Lipper Intermediate
                Investek Fixed       Aggregate              Investment Grade
                Income Trust         Bond Index             Debt Fund Index
--------------------------------------------------------------------------------

 11/15/91          $50,000             $50,000                 $50,000
 12/31/91           50,355              51,720                  51,713
  3/31/92           50,612              51,059                  51,108
  6/30/92           55,345              53,119                  53,135
  9/30/92           53,918              55,401                  55,567
 12/31/92           54,275              55,548                  55,446
  3/31/93           56,875              57,844                  57,912
  6/30/93           58,672              59,378                  59,394
  9/30/93           60,027              60,928                  60,941
 12/31/93           60,004              60,964                  60,990
  3/31/94           57,698              59,216                  59,307
  6/30/94           57,065              58,606                  58,608
  9/30/94           57,281              58,963                  58,974
 12/31/94           57,736              59,186                  59,035
  3/31/95           60,426              62,171                  61,709
  6/30/95           64,300              65,959                  65,120
  9/30/95           64,918              67,254                  66,360
 12/31/95           67,446              70,120                  69,140
  3/31/96           66,892              68,877                  67,915
  6/30/96           67,836              69,268                  68,179
  9/30/96           68,958              70,549                  69,371
 12/31/96           70,199              72,665                  71,341
  3/31/97           70,487              72,259                  70,914
  6/30/97           73,040              74,913                  73,353
  9/30/97           74,765              77,402                  75,618
 12/31/97           76,634              79,681                  76,730
  3/31/98           77,474              80,920                  78,518
  6/30/98           79,135              82,811                  80,229
  9/30/98           83,668              86,312                  83,310
 12/31/98           82,489              86,603                  83,402
  3/31/99           82,099              86,173                  83,068
  6/30/99           81,616              85,416                  82,221
  9/30/99           81,537              85,996                  82,747
 12/31/99           81,553              85,891                  82,590
  3/31/00           83,302              87,786                  84,217


This graph depicts the performance of the Investek Fixed Income Trust versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Investek Fixed Income Trust is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      1.47%              6.62%             6.28%
-------------------------------------------------------


The graph assumes an initial $50,000 investment at November 15, 1991. All dividends and distributions are reinvested.

At March 31, 2000, the Investek Fixed Income Trust would have grown to $83,302 - cumulative total investment return of 66.60% since November 15, 1991.

At March 31, 2000, a similar investment in the Lehman Brothers Aggregate Bond Index would have grown to $87,786 - cumulative total investment return of 75.57%; and the Lipper Intermediate Investment Grade Debt Fund Index would have grown to $84,217 - cumulative total investment return of 68.43%, since November 15, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Interest        Maturity           Value
                                                                         Principal         Rate            Date            (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.88%

     United States Treasury Note ....................................... $400,000         4.250%         11/15/03         $  373,188
     A.I.D. - Equador ..................................................   75,610         7.050%         05/01/15             75,797
     A.I.D. - Ivory Coast ..............................................  234,785         8.100%         12/01/06            235,817
     A.I.D. - Peru .....................................................  146,401         8.350%         01/01/07            147,503
     Attransco Title XI ................................................  449,521         6.120%         04/01/08            430,279
     B.A.L.T. Conway Partnership Title XI ..............................  114,689        10.750%         11/15/03            115,121
     Chilbar Ship Co. Title XI .........................................   28,965         6.980%         07/15/01             28,816
     Federal Agricultural Mortgage Corporation
         Series AM-1003 ................................................  641,190         6.820%         04/25/13            618,595
     Federal National Mortgage Association
         Pool #73401 ...................................................  479,359         6.440%         03/01/06            463,736
         Pool #380484 ..................................................  982,893         6.390%         07/01/16            921,024
     Lawrence Steamship Company Title XI ...............................  232,598         7.270%         09/01/03            231,167
     Small Business Administration 98-B ................................  913,333         6.150%         02/01/18            856,247
                                                                                                                          ----------

         Total U. S. Government and Agency Obligations (Cost $4,698,814) ................................                  4,497,290
                                                                                                                          ----------

U. S. GOVERNMENT INSURED OBLIGATIONS - 12.09%

     Federal Housing Authority Project Loan
         Downtowner Apartments .........................................  148,681         8.375%         11/01/11            151,559
         GMAC 32 .......................................................   83,503         7.430%         12/01/21             82,622
         Reilly #046 ...................................................  370,598         6.970%         06/01/14            358,602
         USGI #87 ......................................................  405,571         7.430%         08/01/23            397,460
                                                                                                                          ----------

         Total U. S. Government Insured Obligations (Cost $1,015,732) ...................................                    990,243
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 22.57%

     California Infrastructure SDG&E Series 1997-1 .....................  500,000         6.370%         12/26/09            456,479
     Continental Airlines Inc. .........................................  452,637         7.750%         07/02/14            456,517
     Burlington North Santa Fe .........................................  676,000         2.625%         01/01/10            454,610
     Union Pacific Corporation .........................................  477,163         7.280%         04/30/15            481,677
                                                                                                                          ----------

         Total Corporate Obligations (Cost $1,973,864) ..................................................                  1,849,283
                                                                                                                          ----------




                                                                                                                         (Continued)

                                                     INVESTEK FIXED INCOME TRUST

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Interest        Maturity           Value
                                                                         Principal         Rate            Date            (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CONVENTIONAL MORTGAGE BACKED SECURITIES - 5.94%

     Prudential Home Mortgage Securities
         REMIC Series 1994-2 Class A8 .................................. $500,000         6.750%         02/25/24         $  486,342
         (Cost $489,338)                                                                                                  ----------


PRIVATE MORTGAGE BACKED SECURITIES - 0.37%

     National Housing Partnership ......................................   30,090         9.500%         05/01/03             30,078
         (Cost $30,090)                                                                                                   ----------


INVESTMENT COMPANY - 3.14%

     AIM Short Term Prime Fund A .......................................  257,227                                            257,227
         (Cost $257,227)                                                                                                  ----------


Total Value of Investments (Cost $8,465,065 (a)) ...............................................            98.99%        $8,110,463
Other Assets in Excess of Liabilities ..........................................................             1.01%            82,785
                                                                                                           ------         ----------
     Net Assets ................................................................................           100.00%        $8,193,248
                                                                                                           ======         ==========



     (a) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation  (depreciation)
         of investments for financial reporting and federal income tax purposes is as follows:

         Unrealized appreciation ...............................................................                          $   7,642
         Unrealized depreciation ...............................................................                           (362,244)
                                                                                                                          ---------

                         Net unrealized depreciation............................................                          $(354,602)
                                                                                                                          =========













See accompanying notes to financial statements


                                                     INVESTEK FIXED INCOME TRUST

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $8,465,065) .........................................................                 $8,110,463
       Income receivable ...............................................................................                     96,170
       Due from advisor (note 2) .......................................................................                      4,068
                                                                                                                         ----------

            Total assets ...............................................................................                  8,210,701
                                                                                                                         ----------

LIABILITIES
       Accrued expenses ................................................................................                      6,988
       Disbursements in excess of cash on demand deposit ...............................................                     10,465
                                                                                                                         ----------

            Total liabilities ..........................................................................                     17,453
                                                                                                                         ----------

NET ASSETS
       (applicable to 832,514 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                 $8,193,248
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($8,193,248 / 832,514 shares) ...................................................................                      $9.84
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                 $8,870,320
       Undistributed net investment income .............................................................                        575
       Accumulated net realized loss on investments ....................................................                   (323,045)
       Net unrealized depreciation on investments ......................................................                   (354,602)
                                                                                                                         ----------
                                                                                                                         $8,193,248
                                                                                                                         ==========






















See accompanying notes to financial statements


                                                     INVESTEK FIXED INCOME TRUST

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT INCOME

       Income
            Interest .......................................................................................               $606,806
            Dividends ......................................................................................                 12,329
                                                                                                                           --------

                  Total income .............................................................................                619,135
                                                                                                                           --------

       Expenses
            Investment advisory fees (note 2) ..............................................................                 40,766
            Fund administration fees (note 2) ..............................................................                 11,324
            Custody fees ...................................................................................                  6,006
            Registration and filing administration fees (note 2) ...........................................                  2,861
            Fund accounting fees (note 2) ..................................................................                 24,000
            Audit fees .....................................................................................                 11,637
            Legal fees .....................................................................................                  5,005
            Securities pricing fees ........................................................................                  2,258
            Shareholder recordkeeping fees .................................................................                  9,000
            Other accounting fees (note 2) .................................................................                 12,769
            Shareholder servicing expenses .................................................................                  2,714
            Registration and filing expenses ...............................................................                  1,269
            Printing expenses ..............................................................................                  3,390
            Trustee fees and meeting expenses ..............................................................                  3,911
            Other operating expenses .......................................................................                  5,306
                                                                                                                           --------

                  Total expenses ...........................................................................                142,216
                                                                                                                           --------

                  Less:
                       Expense reimbursements (note 2) .....................................................                (19,835)
                       Investment advisory fees waived (note 2) ............................................                (40,766)
                                                                                                                           --------

                  Net expenses .............................................................................                 81,615
                                                                                                                           --------

                       Net investment income ...............................................................                537,520
                                                                                                                           --------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

       Net realized gain from investment transactions ......................................................                 14,373
       Decrease in unrealized appreciation on investments ..................................................               (438,418)
                                                                                                                           ---------

            Net realized and unrealized loss on investments ................................................               (424,045)
                                                                                                                           --------

                  Net increase in net assets resulting from operations .....................................               $113,475
                                                                                                                           ========






See accompanying notes to financial statements


                                                     INVESTEK FIXED INCOME TRUST

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                    March 31,            March 31,
                                                                                                      2000                 1999
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS

     Operations
          Net investment income .....................................................              $   537,520          $   772,074
          Net realized gain from investment transactions ............................                   14,373              174,228
          Decrease in unrealized appreciation on investments ........................                 (438,418)            (137,045)
                                                                                                   -----------          -----------

              Net increase in net assets resulting from operations ..................                  113,475              809,257
                                                                                                   -----------          -----------

     Distributions to shareholders from
          Net investment income .....................................................                 (537,002)            (775,430)
                                                                                                   -----------          -----------

     Capital share transactions
          Decrease in net assets resulting from capital share transactions (a) ......               (2,849,995)          (2,466,286)
                                                                                                   -----------          -----------

                   Total decrease in net assets .....................................               (3,273,522)          (2,432,459)

NET ASSETS

     Beginning of year ..............................................................               11,466,770           13,899,229
                                                                                                   -----------          -----------

     End of year (including undistributed net investment income
                  of $575 in 2000 and $57 in 1999) ...................................             $ 8,193,248          $11,466,770
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                   ---------------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                  March 31, 2000                            March 31, 1999

                                                            Shares               Value                Shares               Value
                                                   ---------------------------------------------------------------------------------

Shares sold .......................................          133,527          $ 1,336,147              158,434          $ 1,670,902
Shares issued for reinvestment
     of distributions .............................           32,346              321,053               50,406              526,027
                                                         -----------          -----------          -----------          -----------

                                                             165,873            1,657,200              208,840            2,196,929

Shares redeemed ...................................         (447,049)          (4,507,195)            (442,853)          (4,663,215)
                                                         -----------          -----------          -----------          -----------

     Net decrease .................................         (281,176)         $(2,849,995)            (234,013)         $(2,466,286)
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements


                                                    INVESTEK FIXED INCOME TRUST

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)



------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended     Year ended     Year ended     Year ended     Year ended
                                                              March 31,      March 31,      March 31,      March 31,      March 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..................            $10.30         $10.31         $ 9.98         $10.11         $ 9.74

      Income from investment operations
           Net investment income ....................              0.60           0.62           0.64           0.65           0.66
           Net realized and unrealized (loss) gain
             on investments .........................             (0.46)         (0.01)          0.33          (0.13)          0.37
                                                            -----------    -----------    -----------    -----------    -----------

                Total from investment operations ....              0.14           0.61           0.97           0.52           1.03
                                                            -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net investment income ....................             (0.60)         (0.62)         (0.64)         (0.65)         (0.66)
                                                            -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ........................            $ 9.84         $10.30         $10.31         $ 9.98         $10.11
                                                            ===========    ===========    ===========    ===========    ===========


Total return ........................................              1.47%          5.97%          9.91%          5.38%         10.70%
                                                            ===========    ===========    ===========    ===========    ===========


Ratios/supplemental data

      Net assets, end of year .......................       $ 8,193,248    $11,466,770    $13,899,229    $11,227,141    $12,261,121
                                                            ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees           1.57%          1.22%          1.10%          1.20%          1.08%
           After expense reimbursements and waived fees            0.90%          0.90%          0.90%          0.90%          0.87%

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees           5.26%          5.53%          6.01%          6.07%          6.20%
           After expense reimbursements and waived fees            5.93%          5.85%          6.21%          6.37%          6.41%

      Portfolio turnover rate                                     15.41%         50.90%         38.46%         32.94%         16.57%



See accompanying notes to financial statements


                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Investek Fixed Income Trust (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment grade fixed income securities. The Fund began operations on November 15, 1991.

         Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on August 1, 1996, and an additional class of shares, the Investor Shares, was authorized. To date, only Institutional Shares have been issued by the Fund. The Investor Shares will be sold with a sales charge and will bear potential distribution expenses and service fees. The Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

                  The financial statements include securities valued at $4,280,920 (52.25% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U. S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $323,045, $305,012 of which expires in the year 2003 and $18,033 of which expires in the year 2004. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

         D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, the investment advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at an annual rate of 0.45% of the Fund's average daily net assets. Through December 31, 1999, Investek Capital Management, Inc. served as the investment advisor. On December 31, 1999, Investek Capital Managements, Inc. was acquired by EARNEST Partners Ltd, LLC. Beginning January 1, 2000, EARNEST Partners Ltd, LLC became the investment advisor (the "Advisor").

         The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $40,766 ($0.04 per share) and reimbursed expenses totaling $19,835 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                           INVESTEK FIXED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $1,366,854 and $4,293,729, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment  Trust II and  Shareholders of
  Investek Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of Investek Fixed Income Trust, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investek Fixed Income Trust as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

________________________________________________________________________________


                               CAPITAL VALUE FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II






                               ANNUAL REPORT 2000


                           FOR THE YEAR ENDED MARCH 31






                               INVESTMENT ADVISOR
                        Capital Investment Counsel, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622
                                  919-831-2370


                               CAPITAL VALUE FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863



                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                               Capital Value Fund


Y2k has been an interesting year. For the first three months of the year, the Capital Value Fund maintained its assets weightings from 1999. This breakdown consisted of 75% in stocks, 15% in fixed income and 10% in cash. I have maintained the somewhat low percentage in fixed income because of adverse rate conditions. With bond yields at 3-year highs, I am now exploring the possibility of committing more funds into the fixed income sector. In early April, I increased our cash asset allocation from 10% to the current 16% level. With the benefit of hindsight, it has turned out to be a good move. I am now also investigating several sectors that underperformed the market. These sectors include banking/financial services, pharmaceuticals, and the large phone companies. The Capital Value Fund sold most of its holdings in these areas two years ago at handsome profits. Being a contrarian at heart, I feel it is time to revisit these companies. I commented in December 1999 that interest rates would hold the key to the market, and given the sharp rise in the ten year treasury note over the last six months, that is proving to be true. It is hard to escape the comparison from our current market to that of 1994. Between February of 1994 and February of 1995 the Federal Reserve raised interest rates seven times. As of mid May 2000, Greenspan and company had raised rates six times. The 1994 comparison is more interesting in light of the fact that the market bottomed at the time of the sixth increase in November 1994, and was in strong rally mode by the last rate increase in February 1995. I feel a strong case can be made that we have seen the worst in the market. I raised 6% in cash in early April and look to reinvest those funds over the coming month. A best case scenario for this market would involve a final 25 basis point rate hike in June 2000. I believe this would be the final nail in the inflation coffin. With the Federal Reserve off our back, we can then go back to analyzing companies and their earnings.


Hal Eddins
Fund Manager

                               Capital Value Fund

                    Performance Update - $10,000 Investment
                    For the period from December 31, 1991 to
                                 March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                   Capital              60% S&P 500 Index /
                   Value Fund           40% Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
 12/31/91           $ 9,650                       $10,000
  3/31/92             9,541                         9,797
  9/30/92             9,929                        10,432
  3/31/93            10,616                        11,213
  9/30/93            10,898                        11,659
  3/31/94            11,099                        11,418
  9/30/94            11,395                        11,763
  3/31/95            12,084                        12,711
  9/30/95            13,474                        14,547
  3/31/96            14,037                        15,767
  9/30/96            14,473                        16,702
  3/31/97            15,031                        18,098
  9/30/97            18,987                        21,780
  3/31/98            19,975                        24,773
  9/30/98            19,436                        23,890
  3/31/99            22,905                        28,597
  9/30/99            23,308                        28,663
  3/31/00            33,598                        32,656


This graph depicts the performance of the Capital Value Fund versus a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. It is important to note that the Capital Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns
--------------------------------------------------------------------------------
                                One Year         Five Years     Since Inception
--------------------------------------------------------------------------------
       No Sales Load             46.68%            22.66%           16.31%
--------------------------------------------------------------------------------
 Maximum 3.50% Sales Load        41.55%            21.79%           15.81%
--------------------------------------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1991 ($9,650 after maximum sales load of 3.50%). All dividends and distributions are reinvested.

At March 31, 2000, the Capital Value Fund would have grown to $33,598 - total investment return of 235.98% since December 31, 1991. Without the deduction of the 3.50% maximum sales load, the Capital Value Fund would have grown to $34,816
- total investment return of 248.16% since December 31, 1991. The sales load may be reduced or eliminated for larger purchases.

At March 31, 2000, a similar investment in a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index would have grown to $32,656 - total investment return of 226.56% since December 31, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 84.90%

     Auto & Trucks - 0.75%
           General Motors Corporation ................................................                  1,500            $   124,219
                                                                                                                         -----------

     Brewery - 0.58%
           Adolph Coors Company ......................................................                  2,000                 96,000
                                                                                                                         -----------

     Broadcast - Radio & Television - 0.98%
        (a)MediaOne Group, Inc. ......................................................                  2,000                162,125
                                                                                                                         -----------

     Commercial Services - 1.39%
        (a)Gartner Group, Inc. Class A ...............................................                 14,000                229,250
                                                                                                                         -----------

     Computers - 9.94%
        (a)3Com Corporation ..........................................................                  8,500                472,813
           Compaq Computer Corporation ...............................................                 25,000                665,625
        (a)EMC Corporation ...........................................................                  4,000                500,000
                                                                                                                         -----------
                                                                                                                           1,638,438
                                                                                                                         -----------
     Computer Software & Services - 32.33%
        (a)At Home Corporation .......................................................                  5,500                181,156
        (a)Brooktrout Inc. ...........................................................                  4,300                124,700
        (a)Cisco Systems, Inc. .......................................................                 25,000              1,932,812
        (a)Compuware Corporation .....................................................                 12,000                252,750
        (a)Legato Systems, Inc. ......................................................                 14,000                624,750
        (a)New Era of Networks, Inc. .................................................                 13,000                510,250
        (a)Novell, Inc. ..............................................................                  5,500                157,438
        (a)Oracle Corporation ........................................................                 14,000              1,092,875
        (a)Parametric Technology Corporation .........................................                 15,000                315,937
        (a)Persistence Software, Inc. ................................................                  2,000                 39,750
        (a)Synopsis, Inc. ............................................................                  2,000                 97,500
                                                                                                                         -----------
                                                                                                                           5,329,918
                                                                                                                         -----------
     Electronics - 6.67%
           Hewlett - Packard Company .................................................                  4,000                530,250
           Motorola, Inc. ............................................................                  4,000                569,500
                                                                                                                         -----------
                                                                                                                           1,099,750
                                                                                                                         -----------
     Electronics - Semiconductor - 8.22%
        (a)Cree Research, Inc. .......................................................                 12,000              1,354,500
                                                                                                                         -----------

     Financial - Banks, Commercial - 2.84%
           Bank of America Corporation ...............................................                  3,000                157,313
           First Union Corporation ...................................................                  6,000                223,500
           FleetBoston Financial Corporation .........................................                  2,368                 87,912
                                                                                                                         -----------
                                                                                                                             468,725
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

     Financial - Securities Broker - 1.86%
        (a)Knight/Trimark Group, Inc. ................................................                  6,000            $   306,000
                                                                                                                         -----------

     Financial Services - 2.56%
        (a)E*TRADE Group, Inc. .......................................................                 14,000                421,750
                                                                                                                         -----------

     Foreign - American Depository Receipts - 1.69% (b)
           Alcatel Alsthom - ADR .....................................................                  4,200                184,012
           Norsk Hydro ASA - ADR .....................................................                  2,500                 95,156
                                                                                                                         -----------
                                                                                                                             279,168
                                                                                                                         -----------
     Industrial Materials - Specialty - 1.19%
           The AES Corporation .......................................................                  2,500                196,875
                                                                                                                         -----------

     Office & Business Equipment - 1.14%
        (a)Splash Technology Holdings, Inc. ..........................................                 15,000                187,500
                                                                                                                         -----------

     Restaurants & Food Service - 0.54%
        (a)Starbucks Corporation .....................................................                  2,000                 89,625
                                                                                                                         -----------

     Retail - Apparel - 1.08%
           NIKE, Inc. ................................................................                  4,500                178,313
                                                                                                                         -----------

     Retail - Department Stores - 1.01%
           Wal-Mart Stores, Inc. .....................................................                  3,000                166,500
                                                                                                                         -----------

     Telecommunications - 7.15%
           Lucent Technologies Inc. ..................................................                  2,000                121,500
        (a)PairGain Technologies, Inc. ...............................................                 10,000                186,875
        (a)Performance Technologies, Incorporated ....................................                  3,000                130,312
        (a)Qwest Communications International, Inc. ..................................                 12,800                614,400
        (a)Tellabs, Inc. .............................................................                  2,000                125,969
                                                                                                                         -----------
                                                                                                                          1,179,056
                                                                                                                         -----------
      Transportation - Air - 1.35%
        (a)US Airways Group, Inc. ....................................................                  8,000                222,500
                                                                                                                         -----------

     Utilities - Telecommunications - 1.63%
           GTE Corporation ...........................................................                  2,000                143,000
           Sprint Corporation ........................................................                  2,000                126,000
                                                                                                                         -----------
                                                                                                                             269,000
                                                                                                                         -----------

                          Total Common Stocks (Cost $6,906,085) ........................................                  13,999,212
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest           Maturity              Value
                                                               Principal            Rate               Date               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 11.19%

           A T & T Corporation ...........................     $ 50,000            7.500%            06/01/06            $    50,438
           A T & T Corporation ...........................       50,000            8.125%            01/15/22                 50,000
           A T & T Corporation ...........................       50,000            8.125%            07/15/24                 50,250
           A T & T Corporation ...........................      100,000            8.625%            12/01/31                103,375
           American Express Company ......................       50,000            8.625%            05/15/22                 51,666
           Anheuser-Busch Companies, Inc. ................       25,000            9.000%            12/01/09                 27,720
           Archer Daniels Midland Corporation ............      100,000            6.250%            05/15/03                 96,804
           Archer Daniels Midland Corporation ............       25,000            8.875%            04/15/11                 27,664
           BellSouth Telecommunications ..................       50,000            6.250%            05/15/03                 48,625
           BellSouth Telecommunications ..................       50,000            7.000%            02/01/05                 49,625
           BellSouth Telecommunications ..................       25,000            7.875%            08/01/32                 24,313
           BellSouth Telecommunications ..................      125,000            6.750%            10/15/33                107,500
           The Boeing Company ............................      150,000            8.750%            09/15/31                169,310
           The Coca-Cola Company .........................       70,000            8.500%            02/01/22                 76,644
           Du Pont (E.I.) De Nemours & Company ...........       50,000            8.125%            03/15/04                 51,482
           Du Pont (E.I.) De Nemours & Company ...........       50,000            7.950%            01/15/23                 49,518
           Duke Energy Corp ..............................       20,000            6.375%            03/01/08                 18,500
           Duke Energy Corp ..............................      100,000            6.750%            08/01/25                 85,375
           General Electric Capital Corporation ..........      100,000            8.750%            05/21/07                108,710
           International Business Machines ...............       50,000            8.375%            11/01/19                 54,313
           Morgan Stanley Group, Inc. ....................       75,000            7.500%            02/01/24                 72,411
           Pacific Bell ..................................      100,000            6.250%            03/01/05                 95,412
           United Parcel Service of America ..............       50,000            8.375%            04/01/20                 54,687
           U S West Communications Group .................       50,000            6.875%            09/15/33                 42,305
           Wachovia Corporation ..........................       75,000            6.375%            04/15/03                 72,985
           Wal-Mart Stores, Inc. .........................       25,000            6.500%            06/01/03                 24,627
           Wal-Mart Stores, Inc. .........................      150,000            8.875%            06/29/11                154,366
           Wal-Mart Stores, Inc. .........................       25,000            8.500%            09/15/24                 25,963
                                                                                                                         -----------

                          Total Corporate Obligations (Cost $1,797,498) .....................................              1,844,588
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.00%

     Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ..................................                749,412                749,412
     Evergreen Money Market Treasury Institutional Treasury Money
           Market Fund Institutional Service Shares ..................................                 74,497                 74,497
                                                                                                                         -----------

                          Total Investment Companies (Cost $823,909) ........................................                823,909
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000



Total Value of Investments (Cost $9,527,492 (c)) .....................................                 101.09 %         $16,667,709
Liabilities In Excess Of Other Assets ................................................                  (1.09)%            (180,462)
                                                                                                       ------           -----------
     Net Assets ......................................................................                 100.00 %         $16,487,247
                                                                                                       ======           ============


     (a) Non-income producing investment.

     (b) Foreign securities represent securities issued in the United States markets by non-domestic companies.

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same.  Unrealized appreciation
         (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................           $ 7,538,742
           Unrealized depreciation ..........................................................................              (398,525)
                                                                                                                        -----------

                          Net unrealized appreciation .......................................................           $ 7,140,217
                                                                                                                        ===========




     The following acronym is used in this portfolio:

           ADR - American Depository Receipt






















See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $9,527,492) ..........................................................                $16,667,709
       Cash .............................................................................................                        395
       Income receivable ................................................................................                     45,298
       Receivable for fund shares sold ..................................................................                      8,767
                                                                                                                         -----------

            Total assets ................................................................................                 16,722,169
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     26,227
       Payable for investment purchases .................................................................                    208,695
                                                                                                                         -----------

            Total liabilities ...........................................................................                    234,922
                                                                                                                         -----------

NET ASSETS
       (applicable to 785,781 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                $16,487,247
                                                                                                                         ===========

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR CLASS SHARE
       ($16,487,247 / 785,781) ..........................................................................                     $20.98
                                                                                                                         ===========

OFFERING PRICE PER INVESTOR CLASS SHARE
       (100 / 96.5 of $20.98) ...........................................................................                     $21.74
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $ 9,060,654
       Undistributed net realized gain on investments ...................................................                    286,376
       Net unrealized appreciation on investments .......................................................                  7,140,217
                                                                                                                         -----------
                                                                                                                         $16,487,247
                                                                                                                         ===========





















See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT INCOME

       Income
            Interest ........................................................................................             $  143,717
            Dividends .......................................................................................                112,939
                                                                                                                          ----------

                  Total income ..............................................................................                256,656
                                                                                                                          ----------

       Expenses
            Investment advisory fees (note 2) ...............................................................                 76,884
            Fund administration fees (note 2) ...............................................................                 22,424
            Distribution and service fees - Investor Class Shares (note 3) ..................................                 64,085
            Custody fees ....................................................................................                  3,804
            Registration and filing administration fees (note 2) ............................................                  3,103
            Fund accounting fees (note 2) ...................................................................                 24,000
            Audit fees ......................................................................................                 11,312
            Legal fees ......................................................................................                  5,005
            Securities pricing fees .........................................................................                  5,984
            Shareholder recordkeeping fees ..................................................................                  9,000
            Other accounting fees (note 2) ..................................................................                  2,621
            Shareholder servicing expenses ..................................................................                  5,656
            Registration and filing expenses ................................................................                  3,503
            Printing expenses ...............................................................................                  3,705
            Trustee fees and meeting expenses ...............................................................                  3,911
            Other operating expenses ........................................................................                  4,241
                                                                                                                          ----------

                  Total expenses ............................................................................                249,238
                                                                                                                          ----------

                       Net investment income ................................................................                  7,418
                                                                                                                          ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .......................................................                828,190
       Increase in unrealized appreciation on investments ...................................................              4,240,386
                                                                                                                          ----------

            Net realized and unrealized gain on investments .................................................              5,068,576
                                                                                                                          ----------

                  Net increase in net assets resulting from operations ......................................             $5,075,994
                                                                                                                          ==========











See accompanying notes to financial statements


                                                                 CAPITAL VALUE FUND

                                                        STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment income ............................................................      $     7,418           $    40,509
          Net realized gain from investment transactions ...................................          828,190             1,210,654
          Increase in unrealized appreciation on investments ...............................        4,240,386               169,272
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .........................        5,075,994             1,420,435
                                                                                                  -----------           -----------

     Distributions to shareholders from
          Net investment income ............................................................           (7,418)              (40,509)
          Net realized gain from investment transactions ...................................         (939,190)             (813,281)
                                                                                                  -----------           -----------

              Decrease in net assets resulting from distributions ..........................         (946,608)             (853,790)
                                                                                                  -----------           -----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .............        1,301,587               601,561
                                                                                                  -----------           -----------

                   Total increase in net assets ............................................        5,430,973             1,168,206

NET ASSETS

     Beginning of year .....................................................................       11,056,274             9,888,068
                                                                                                  -----------           -----------

     End of year ...........................................................................      $16,487,247           $11,056,274
                                                                                                  ===========           ===========



(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

Shares sold ...............................                82,969           $ 1,479,836                65,106           $   969,346
Shares issued for reinvestment
     of distributions .....................                49,947               944,653                57,489               853,665
                                                      -----------           -----------           -----------           -----------

                                                          132,916             2,424,489               122,595             1,823,011

Shares redeemed ...........................               (69,039)           (1,122,902)              (82,277)           (1,221,450)
                                                      -----------           -----------           -----------           -----------

     Net increase .........................                63,877           $ 1,301,587                40,318           $   601,561
                                                      ===========           ===========           ===========           ===========




See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                                                March 31,     March 31,     March 31,     March 31,     March 31,
                                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................        $15.32        $14.51        $12.50        $11.92        $10.75

      Income from investment operations
           Net investment income ...........................          0.01          0.06          0.13          0.15          0.19
           Net realized and unrealized gain on investments            6.99          2.02          3.93          0.70          1.53
                                                               -----------   -----------   -----------   -----------   -----------

                Total from investment operations ...........          7.00          2.08          4.06          0.85          1.72
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.01)        (0.06)        (0.13)        (0.15)        (0.20)
           Tax return of capital ...........................          0.00          0.00          0.00         (0.01)         0.00
           Net realized gain from investment transactions ..         (1.33)        (1.21)        (1.92)        (0.11)        (0.35)
                                                               -----------   -----------   -----------   -----------   -----------

                Total distributions ........................         (1.34)        (1.27)        (2.05)        (0.27)        (0.55)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................        $20.98        $15.32        $14.51        $12.50        $11.92
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................         46.68 %       14.67 %       32.89 %        7.08 %       16.16 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $16,487,247   $11,056,274   $ 9,888,068   $ 7,738,255   $ 7,551,803
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...          1.95 %        2.15 %        2.12 %        2.38 %        2.56 %
           After expense reimbursements and waived fees ....          1.95 %        2.15 %        2.12 %        2.38 %        2.33 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees ...          0.06 %        0.40 %        0.91 %        1.12 %        1.44 %
           After expense reimbursements and waived fees ....          0.06 %        0.40 %        0.91 %        1.12 %        1.66 %

      Portfolio turnover rate ..............................         34.93 %       70.65 %       33.50 %        7.31 %       12.33 %



See accompanying notes to financial statements


                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Capital Value Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Investor Class of shares of the Fund on June 15, 1995 and an additional class of shares, the Institutional shares, was authorized. To date, only Investor Class shares have been issued by the Fund. The Institutional Class shares will be sold without a sales charge and will bear no distribution and service fees. The Investor Class shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income and net realized gains may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2000, the Distributor retained sales charges in the amount of $2,457.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class shares'
              average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class shares' average daily net assets. The Fund incurred $64,085 of such expenses under the Plan for the year ended March 31, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $5,092,476 and $3,902,194, respectively, for the year ended March 31, 2000.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gain to its shareholders. Of the total $1.33 per share distribution for the year ended March 31, 2000, $1.29 represents long-term capital gain and the remaining $0.04 represents the short-term capital gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham  Investment  Trust II and Shareholders of
  Capital Value Fund:

We have audited the accompanying statement of assets and liabilities of Capital Value Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Princeton, New Jersey
April 20, 2000

Annual Report 2000






                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund

                                                                  March 31, 2000











[LOGO]

BROWN CAPITAL MANAGEMENT

Table of Contents







Balanced Fund............................................................   1
Equity Fund..............................................................  16
Small Company Fund.......................................................  32
International Equity Fund................................................  47















For More Information on Your Brown Capital Management (BCM) Mutual Funds:


See Our Web site @  www.browncapital.com
         or
Call   Our   Shareholder    Services   Group   Toll-Free   at    1-877-892-4BCM,
(1-877-892-4226)




This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Balanced Fund

Market Environment

The stock market delivered its fifth consecutive year of returns in excess of 20% as reflected by the S&P 500. This unprecedented historical performance continues to attract many investors who, might not otherwise participate in the stock market. Considering your Brown Capital Management (BCM) Balanced Fund retains 25% of its assets in fixed income securities and 75% in equities, such fantastic stock market performance should likely yield above average performance over the past twelve months, ending March 31, 2000, in your portfolio.

Conversely, given our propensity to invest in superior GARP (Growth at a Reasonable Price) investment approach, meaning, we invest in superior growth companies without paying too much, the 75% of your portfolio invested in equities adversely affected the 25% invested in high quality, short to intermediate term debt securities. As a result of this weighting, your Fund under performed the S&P 500 Index, Lipper Balanced Universe, Lipper Flex Universe and, our internal blended benchmark comprised of 75% S&P 500 Index and 25% Lehman Government/Corporate.


Periods Ended 3/31/00                    Year to  One       Three     Five
                                         Date     Year      Years     Years
BCM Balanced Fund                        1.01%     8.22%    17.12%    16.91%
Standard and Poors 500                   2.29%    17.94%    27.40%    26.76%
75% S&P 500 25% Lehman Corporate / Gov   2.50%    13.90%    22.30%    21.80%
Lipper Balanced Index Fund               2.98%    10.45%    15.64%    15.65%
Lipper Flex Portfolio Fund Index         2.47%    10.78%    15.88%    15.60%

Performance since 08/11/92 inception    14.00%


Performance and Benchmark Insights

We are somewhat concerned by your Fund's placement in Lipper's Flex universe. This universe is made up of products defined, by Lipper, an independent mutual fund rating agency, as those that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. While this definition is partially correct, it is not indicative of our true "peer" group since, historically, the Balanced Fund invests 25% of your assets in short to intermediate term fixed income securities and 75% in the BCM Equity Fund, comprised of medium and large (decidedly large) capitalization equity securities. Meaning, there is always the possibility that other asset classes and styles of management will be pitted against your portfolio that do not resemble the aforementioned historical portfolio characteristics.

Portfolio Review

What is accurate about Lipper's definition is that your Fund focuses on delivering a competitive total return with a reduced level of risk. Interestingly, this "Balanced" asset class is rarely used by investors today due to the introduction and popularity of further diversified asset allocation or "manager of manager" products. These funds attempt to boost diversification by investing in numerous mutual funds representing the underlying segments of the equity and fixed income universes. For example, a "typical" balanced fund portfolio with 60% of the fund's assets in equities and 40% in fixed income would find the 60% portion of the portfolio invested in, small, medium and large equity securities from both domestic and international companies. The remaining 40% in fixed income would include short, medium and long-term debt securities, of various qualities, and, typically, a small portion in money markets.

Last year, many products in Lipper's Balanced Universe were favorably affected by an equity component that reflected the S&P 500 Index. Your portfolio was not as successful as its "peers" because the securities driving the market's out performance in 1999 were not attractive given BCM's GARP approach to, unearth superior growth companies, without paying too much (for important details on the BCM Equity Fund, please see our fund report).

Investment Outlook

As stated in the Equity Fund report, Balanced Fund investors can expect that the portfolio will be managed in 2000 as it has been managed historically. We believe your Fund is favorably positioned to capitalize on an increasing interest rate environment, geared to slowing a robust economy, while successfully weathering volatile equity markets.

Sincerely,

Brown Capital Management
Balanced Team


/s/ Theodore M. Alexander, III
Theodore M. Alexander, III
Vice President



/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Maurice Haywood
Maurice Haywood
Vice President


/s/ Stephon A. Jackson
Stephon A. Jackson
Vice President

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

           Performance Update - $10,000 Investment For the period from
                      September 30, 1992 to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                         BCM                 75% S&P 500
                         Balanced            25% Lehman Corp/Gov Bond Index
--------------------------------------------------------------------------------
09/30/1992               10000               10000
12/31/1992               10579               10380
03/31/1993               10774               10840
06/30/1993               10779               10959
09/30/1993               11208               11262
12/31/1993               11611               11450
03/31/1994               11297               11034
06/30/1994               11168               11036
09/30/1994               11644               11459
12/31/1994               11468               11467
03/31/1995               12195               12456
06/30/1995               13417               13559
09/30/1995               14593               14456
12/31/1995               14880               15285
03/31/1996               15493               15859
06/30/1996               15887               16445
09/30/1996               16339               16912
12/31/1996               16938               18159
03/31/1997               16579               18529
06/30/1997               18557               21312
09/30/1997               20114               22773
12/31/1997               20136               23439
03/31/1998               22582               26259
06/30/1998               23352               27101
09/30/1998               20940               24966
12/31/1998               25050               29446
03/31/1999               24611               30669
06/30/1999               25871               32512
09/30/1999               23986               30744
12/31/1999               26369               34724
03/31/2000               26635               35311


This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. Average Annual Total Returns


Average Annual Total Returns

-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      8.22%             16.89%            13.95%
-------------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management Balanced Fund would have grown to $26,635 - total investment return of 166.35% since September 30, 1992.

At March 31, 2000, a similar investment in a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $35,311 - total investment return of 253.11% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - 68.55%

       Commercial Services - 1.68%
            Equifax Inc. .............................................................                  9,525               $240,506
                                                                                                                            --------

       Computer Software & Services - 6.56%
         (a)Compuware Corporation ....................................................                  8,900                187,456
         (a)Fiserv, Inc. .............................................................                  4,880                181,475
         (a)Microsoft Corporation ....................................................                  2,200                233,750
         (a)Network Associates, Inc. .................................................                  4,650                149,962
         (a)Sterling Software, Inc. ..................................................                  5,600                184,450
                                                                                                                            --------
                                                                                                                             937,093
                                                                                                                            --------
       Computers - 5.92%
         (a)Dell Computer Corporation ................................................                  2,800                151,025
         (a)EMC Corporation ..........................................................                  2,150                268,750
            International Business Machines Corporation ..............................                  3,600                424,800
                                                                                                                            --------
                                                                                                                             844,575
                                                                                                                            --------
       Cosmetics & Personal Care - 0.77%
            The Dial Corporation .....................................................                  8,100                109,856
                                                                                                                            --------

       Diversified Operations - 1.22%
            Corning Incorporated .....................................................                    900                174,600
                                                                                                                            --------

       Electronics - 5.33%
         (a)Altera Corporation .......................................................                  2,700                240,975
            General Electric Company .................................................                  1,955                303,392
         (a)Solectron Corporation ....................................................                  5,400                216,337
                                                                                                                            --------
                                                                                                                             760,704
                                                                                                                            --------
       Electronics - Semiconductor - 3.30%
            Intel Corporation ........................................................                  2,000                263,875
         (a)Xilinx, Inc. .............................................................                  2,500                207,031
                                                                                                                            --------
                                                                                                                             470,906
                                                                                                                            --------
       Entertainment - 1.73%
            Carnival Corporation .....................................................                  9,975                246,881
                                                                                                                            --------

       Financial - Banks, Money Center - 3.72%
            Citigroup Inc. ...........................................................                  2,850                169,041
            Mellon Financial Corporation .............................................                  5,450                160,775
            The Chase Manhattan Corporation ..........................................                  2,313                201,665
                                                                                                                            --------
                                                                                                                             531,481
                                                                                                                            --------
       Financial Services - 3.56%
            SLM Holding Corporation ..................................................                  5,475                183,755
            T. Rowe Price Associates, Inc. ...........................................                  8,225                324,887
                                                                                                                            --------
                                                                                                                             508,642
                                                                                                                            --------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Financial - Securities Brokers - 0.94%
            Franklin Resources, Inc. .................................................                  4,000               $133,750
                                                                                                                            --------

       Hand & Machine Tools - 1.34%
            Danaher Corporation ......................................................                  3,750                191,250
                                                                                                                            --------

       Industrial Materials - Specialty - 1.76%
            Fastenal Company .........................................................                  5,250                251,344
                                                                                                                            --------

       Insurance - Life & Health - 2.08%
            AFLAC INCORPORATED .......................................................                  6,510                297,019
                                                                                                                            --------

       Leisure Time - 2.08%
            Harley-Davidson, Inc. ....................................................                  3,675                296,756
                                                                                                                            --------

       Manufacturing - 0.89%
            Illinois Tool Works Inc. .................................................                  2,225                126,825
                                                                                                                            --------

       Medical - Biotechnology - 1.08%
            PE Corp-PE Biosystems Group ..............................................                  1,600                154,400
                                                                                                                            --------

       Medical - Hospital Management & Services - 1.46%
         (a)Health Management Associates, Inc. .......................................                 14,600                208,050
                                                                                                                            --------

       Medical Supplies - 0.85%
            Johnson & Johnson ........................................................                  1,725                120,966
                                                                                                                            --------

       Oil & Gas - Equipment & Services - 1.14%
            Schlumberger Limited .....................................................                  2,100                163,275
                                                                                                                            --------

       Pharmaceuticals - 3.40%
            Cardinal Health, Inc. ....................................................                  7,058                323,786
            Merck & Co., Inc. ........................................................                  2,600                162,175
                                                                                                                            --------
                                                                                                                             485,961
                                                                                                                            --------
       Retail - Apparel - 1.57%
            The TJX Companies, Inc. ..................................................                 10,100                224,725
                                                                                                                            --------

       Retail - Department Stores - 1.52%
            Dollar General Corporation ...............................................                  8,091                217,446
                                                                                                                            --------

       Retail - General Merchandise - 1.62%
         (a)Staples, Inc. ............................................................                 11,575                231,500
                                                                                                                            --------


                                                                                                                         (Continued)


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Retail - Specialty Lines - 2.47%
         (a)AutoZone, Inc. .......................................................                      825               $   23,100
            The Home Depot, Inc. .................................................                    5,062                  329,030
                                                                                                                          ----------
                                                                                                                             352,130
                                                                                                                          ----------
       Telecommunications Equipment - 8.03%
         (a)ADC Telecommunications, Inc. .........................................                    6,800                  366,350
            Lucent Technologies Inc. .............................................                    2,600                  157,950
         (a)MCI WorldCom, Inc. ...................................................                    7,200                  326,250
         (a)Tellabs, Inc. ........................................................                    4,700                  296,027
                                                                                                                          ----------
                                                                                                                           1,146,577
                                                                                                                          ----------
       Utilities - Telecommunications - 2.53%
            AT&T Corp. ...........................................................                    4,300                  242,681
         (a)The AES Corporation ..................................................                    1,500                  118,125
                                                                                                                          ----------
                                                                                                                             360,806
                                                                                                                          ----------

            Total Common Stocks (Cost $7,836,068) ................................                                         9,788,024
                                                                                                                          ----------



                                                                               Interest           Maturity
                                                             Principal           Rate               Date
                                                            ------------    ---------------    ----------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS  - 1.84%

       United States Treasury Note........................      $20,000             6.250%            08/15/23           20,297
       United States Treasury Note........................       20,000             8.000%            11/15/21           24,366
       United States Treasury Note........................       90,000             6.375%            08/15/02           89,831
       United States Treasury Note........................      100,000             7.500%            02/15/05          104,656
       Federal Home Loan Bank Strip.......................      100,000             0.000%            07/14/17           23,719
                                                                                                                  --------------

            Total U.S. Government and Agency Obligations (Cost $254,256)                                                262,869
                                                                                                                  --------------

CORPORATE OBLIGATIONS - 8.02%

       Alabama Power Company..............................       35,000             7.750%            02/01/23           33,609
       AMR Corporation....................................       10,000            10.000%            02/01/01           10,166
       AT&T Corporation...................................       75,000             5.625%            03/15/04           70,875
       Boston Edison Company..............................       60,000             7.800%            05/15/10           60,308
       Chase Manhattan Corporation........................       45,000             6.500%            08/01/05           42,637
       Chesapeake & Potomac Telephone of Virginia.........       90,000             7.250%            06/01/12           84,150
       Citicorp...........................................       25,000             7.125%            06/01/03           24,775
       Dow Chemical Capital Debentures....................       15,000             9.200%            06/01/10           16,643
       Ford Motor Credit..................................       55,000             7.250%            09/01/10           54,952
       ITT Corporation....................................       95,000             7.375%            11/15/15           80,410

                                                                                                                         (Continued)



                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

                                                                               Interest           Maturity            Value
                                                             Principal           Rate               Date            (note 1)
                                                            ------------    ---------------    ----------------   --------------
CORPORATE OBLIGATIONS - (Continued)

       Merrill Lynch..................................         $160,000             7.150%            07/30/12  $       151,247
       Monsanto Company...............................           95,000             6.210%            02/05/08           88,563
       Nalco Chemical.................................           50,000             6.250%            05/15/08           46,345
       Nationsbank Corporation........................           15,000             6.875%            02/15/05           14,605
       RJ Reynolds Tobacco Corp.......................           30,000             8.750%            04/15/04           21,075
       The Rouse Company..............................           35,000             8.500%            01/15/03           35,079
       The Walt Disney Company........................          100,000             7.750%            09/30/11          100,516
       Time Warner, Inc...............................           35,000             9.150%            02/01/23           37,844
       U. S. F. & G. Corporation......................           90,000             7.125%            06/01/05           86,998
       Wal-Mart Stores................................           80,000             8.070%            12/21/12           84,751
                                                                                                                  --------------

            Total Corporate Obligations (Cost $1,204,562)                                                             1,145,548
                                                                                                                  --------------

INVESTMENT COMPANIES - 8.93%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares                                                   637,411          637,411
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Shares                                                     637,411          637,411
                                                                                                                  --------------

            Total Investment Companies (Cost $1,274,822)                                                              1,274,822
                                                                                                                  --------------


Total Value of Investments (Cost $10,569,708 (b))                                                       87.34%  $    12,471,263
Other Assets Less Liabilities                                                                           12.66%        1,807,209
                                                                                               ----------------   --------------
       Net Assets                                                                                      100.00%  $    14,278,472
                                                                                               ================   ==============


       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                             $     2,344,764
            Unrealized depreciation                                                                                    (443,209)
                                                                                                                  --------------

                            Net unrealized appreciation                                                         $     1,901,555
                                                                                                                  ==============








See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $10,569,708) ........................................................                 $12,471,263
       Cash ............................................................................................                   1,818,748
       Income receivable ...............................................................................                      37,661
       Receivable for investments sold .................................................................                      45,572
                                                                                                                         -----------

            Total assets ...............................................................................                  14,373,244
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ................................................................................                       6,957
       Payable for investment purchases ................................................................                      87,815
                                                                                                                         -----------

            Total liabilities ..........................................................................                      94,772
                                                                                                                         -----------

NET ASSETS
       (applicable to 784,739 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                 $14,278,472
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($14,278,472 / 784,739 shares) ..................................................................                 $     18.20
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                 $11,997,350
       Undistributed net investment oincome ............................................................                       1,967
       Accumulated net realized ogain on investments ...................................................                     377,600
       Net unrealized oappreciation on investments .....................................................                   1,901,555
                                                                                                                         -----------
                                                                                                                         $14,278,472
                                                                                                                         ===========






















See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT INCOME

       Income
            Interest .....................................................................................              $   103,435
            Dividends ....................................................................................                  106,478
                                                                                                                        -----------

                  Total income ...........................................................................                  209,913
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   75,855
            Fund administration fees (note 2) ............................................................                   20,479
            Custody fees .................................................................................                    4,204
            Registration and filing administration fees (note 2) .........................................                    4,652
            Fund accounting fees (note 2) ................................................................                   24,000
            Audit fees ...................................................................................                   10,707
            Legal fees ...................................................................................                    5,003
            Securities pricing fees ......................................................................                    5,991
            Shareholder recordkeeping fees ...............................................................                    9,000
            Other accounting fees (note 2) ...............................................................                    3,553
            Shareholder servicing expenses ...............................................................                    2,637
            Registration and filing expenses .............................................................                    8,517
            Printing expenses ............................................................................                    3,112
            Trustee fees and meeting expenses ............................................................                    3,916
            Other operating expenses .....................................................................                    3,496
                                                                                                                        -----------

                  Total expenses .........................................................................                  185,122
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ..........................................                  (44,989)
                                                                                                                        -----------

                  Net expenses ...........................................................................                  140,133
                                                                                                                        -----------

                       Net investment income .............................................................                   69,780
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realizedo gain from investment transactions ...................................................                  853,186
       Increase in unrealized appreciation on investments ................................................                  192,375
                                                                                                                        -----------

            Net realized and unrealized gain on investments ..............................................                1,045,561
                                                                                                                        -----------

                  Net oincrease in net assets resulting from operations ..................................              $ 1,115,341
                                                                                                                        ===========








See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                        March 31,        March 31,
                                                                                                        2000             1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment income ...................................................                   $     69,780     $     50,874
         Net realized gain from investment transactions ..........................                        853,186          338,978
          Increase in unrealized appreciation on investments .....................                        192,375          195,131
                                                                                                     ------------     ------------

              Net increase in net assets resulting from operations ...............                      1,115,341          584,983
                                                                                                     ------------     ------------

     Distributions to shareholders from
         Net investment income ...................................................                        (67,826)         (50,801)
         Net realized gain from investment transactions ..........................                       (670,268)        (161,031)
                                                                                                     ------------     ------------

              Decrease in net assets resulting from distributions ................                       (738,094)        (211,832)
                                                                                                     ------------     ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ....                      4,298,321        3,152,016
                                                                                                     ------------     ------------

                   Total increase in net assets ..................................                      4,675,568        3,525,167

NET ASSETS

     Beginning of year ...........................................................                      9,602,904        6,077,737
                                                                                                     ------------     ------------

     End of year .................................................................                   $ 14,278,472     $  9,602,904
                                                                                                     ============     ============
               (including undistributed net investment income of $1,967 in 2000 and $13 in 1999)



(a) A summary of capital share activity follows:
                                                                       Year ended                       Year ended
                                                                     March 31, 2000                   March 31, 1999

                                                                 Shares           Value           Shares           Value
                                                              -------------   -------------    -------------    -------------

Shares sold                                                        273,858  $    4,834,949          220,097   $    3,825,498
Shares issued for reinvestment
     of distributions                                               41,152         737,421           11,926          210,991
                                                              -------------   -------------    -------------    -------------

                                                                   315,010       5,572,370          232,023        4,036,489

Shares redeemed                                                    (70,482)     (1,274,049)         (52,851)        (884,473)
                                                              -------------   -------------    -------------    -------------

     Net increase                                                  244,528  $    4,298,321          179,172   $    3,152,016
                                                              =============   =============    =============    =============




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


                                                            Year ended      Year ended     Year ended   Year ended      Year ended
                                                            March 31,       March 31,      March 31,    March 31,       March 31,
                                                            2000            1999           1998         1997            1996
                                                            ------------    -----------    -----------  ------------    -----------

Net asset value, beginning of year                               $17.78         $16.83         $13.60        $13.76         $11.56
      Income from investment operations
           Net investment income                                   0.10           0.13           0.17          0.21           0.12
           Net realized and unrealized gain on investments         1.34           1.39           4.65          0.76           2.98
                                                            ------------    -----------    -----------  ------------    -----------

               Total from investment operations                    1.44           1.52           4.82          0.97           3.10
                                                            ------------    -----------    -----------  ------------    -----------

      Distributions to shareholders from
           Net investment income                                  (0.10)         (0.13)         (0.17)        (0.21)         (0.12)
           Net realized gain from investment transactions         (0.92)         (0.44)         (1.42)        (0.92)         (0.78)
                                                            ------------    -----------    -----------  ------------    -----------

               Total distributions                                (1.02)         (0.57)         (1.59)        (1.13)         (0.90)
                                                            ------------    -----------    -----------  ------------    -----------

Net asset value, end of year                                     $18.20         $17.78         $16.83        $13.60         $13.76
                                                            ============    ===========    ===========  ============    ===========

Total return                                                       8.22 %         8.99 %        36.19 %        7.01 %        27.04 %
                                                            ============    ===========    ===========  ============    ===========

Ratios/supplemental data

      Net assets, end of year                               $14,278,472     $9,602,904     $6,077,737    $3,874,653     $3,319,314
                                                            ============    ===========    ===========  ============    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.59 %         2.11 %         2.22 %        2.85 %         3.50 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %        1.20 %         1.59 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees          0.21 %        (0.17)%         0.05 %       (0.13)%        (0.97)%
           After expense reimbursements and waived fees           0.60 %         0.74 %         1.08 %        1.51 %         0.94 %

      Portfolio turnover rate                                    45.01 %        58.38 %        33.54 %       45.58 %        43.59 %

See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

               B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $44,989 ($0.06 per share) for the year ended March 31, 2000.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $6,167,939 and $4,273,754, respectively, for the year ended March 31, 2000.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The fund paid a total amount of $1.00 per share distributions for the year ended March 31, 2000, including $0.92 that is classified as long term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

Equity Fund

Market Environment

On the heels of a 5th consecutive year of unprecedented performance for the U.S Stock market, the S&P 500 Stock Index, returning over 20% in 1999, is beginning 2000 with more conservative returns. For many money managers, this large capitalization index is, and continues to be, difficult to outpace or duplicate given its sizeable weighting in technology and even greater weighting in a select group of companies that dominate the index's performance.

Periods Ended 3/31/00                 Year to    One          Three        Five
                                      Date       Year         Years        Years
BCM Equity Fund                       2.32%      13.41%       21.51%      20.54%
Standard and Poors 500                2.29%      17.94%       27.40%      26.76%
Russell 1000                          3.91%      19.55%       26.06%      24.56%
Russell 1000 Growth                   7.13%      34.12%       36.94%      31.83%
Lipper Large-Cap Growth Fund Index    1.30%      35.07%       36.67%      30.95%
Lipper Large-Cap Core Fund Index      4.27%      19.27%       26.50%      24.47%
Lipper Multicap  Growth Fund Index   14.36%      57.39%       38.51%      30.39%


Performance since 08/14/92 inception        16.90%


The Brown Capital Management (BCM) Equity Fund was no different, experiencing one of its most challenging years in recent history. At the Fund's year-end, March 31, 2000, the Equity Fund trailed the unmanaged S&P 500 Index, capitalization and style indexes, the Russell 1000 and Russell 1000 Growth, and the Fund's new Lipper peer group, the Multi-Cap Growth Fund Index. Despite respectable performance in the first quarter of 2000, the challenges faced in 1999 are reflected most in critical, long-term, performance periods.

Benchmarking Insights

Unfortunately, an absolute number does not adequately explain the leading contributors to your Fund's under performance. In reality, there were two: 1) your fund's historical propensity to unearth superior medium and large companies, resulting in a portfolio of both types of stocks, and 2) our commitment to GARP (Growth at a Reasonable Price) investing, defined as, in over simplified terms, an approach that seeks to invest in superior growth companies, without paying too much.

This unique combination of variables ensures that BCM remains a prudent, long-term investment manager, but it makes your Equity Fund difficult to compare to any particular benchmark and to categorize in a growing world of mutual fund products. Considering its weighted average market capitalization of nearly $89 billion (large capitalization stocks are typically defined as those with market capitalization greater than $10 billion, it appears the fund is decidedly large-cap. Conversely, Lipper Inc., a mutual fund rating agency, recently instituted new categories based on major characteristics of each fund's portfolio holdings such as market capitalization, price/earnings ratios and other valuation measures. The most pertinent component of the new guideline states: "Multi-Cap Growth Funds [are] Funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time." Your fund's inclusion of nine medium sized companies, with weighting of 18% in the portfolio prevents the fund from being compared to other large-cap products in the Lipper universe. As seen in the table, the Equity Fund is clearly more competitive when compared to traditional large-cap benchmarks and peer groups, but that still does not explain the balance of its under performance.

Portfolio Review

Last year, stocks with historically traditional valuations, delivering superior performance were difficult to find. We observed three critical variables in the market that resulted in this trend: 1) a clear preference for mega market cap, very liquid stocks; 2) investors were not very discriminating as to how much they were willing to pay for these companies; and 3) there was an extreme penalty being accessed if a company reported earnings that fell short of expectations. In short, overall market performance in 1999 was driven by a very narrow group of companies that satisfied these criteria. During that period, the top 5% of companies in the S&P 500 Index at year-end accounted for 69% of the index's return. Talk about the tail wagging the dog! For example, from June 30, 1999 to August 31, 1999, the top 5% of that same index advanced 0.4% while the other 475 stocks declined more than 4%. Though you might expect a return below 4%, the return for the quarter was only -3.6%. Clearly, this select group of securities supported the Index as a whole. Our real dilemma surfaced when considering the valuation metrics (how much investors are willing to pay for a stock) of these companies. During the same period, that same group of "performers'" weighted P/E on twelve months forward estimated earnings was 39.1x. Your Equity Fund for the same time period (June 30, 1999 to August 31,
1999), consistent with our GARP approach, had a weighted P/E of 29.6x twelve months forward estimated earnings. We understand conceptually the need to "pay to play," but we do not believe in purchasing these securities to capture performance during what, we consider to be, a temporary condition in the market. Your portfolio is best suited for long-term investors with, at the very least, a three to five year investment horizon. Paying such a premium for these securities exposes investors to a great deal of risk when, in the words of the Federal Reserve Chairman, Mr. Allan Greenspan, we might be experiencing a period of "irrational exuberance" in the stock market.

During this turbulent year, instead of "changing our stripes" and chasing performance, we remained committed to the GARP approach that earned past success. Throughout the year, we redoubled our efforts in your portfolio to update and revisit the fundamentals of each holding to ensure our conviction level remained strong. Companies that are an indication of this conviction are long-term positions such as Fastenal, ADC Technologies, Citicorp and Home Depot. In addition, newer ideas such as, Corning, Oracle and Lucent were unearthed as a result of this process.

Investment Outlook

What should be most evident since our last report is that little in your portfolio changed. Certainly, we are concerned about the implications of last year's significant under performance on the long-term results of your Fund, but our unwavering commitment to the fundamental research that earned us past success remains intact. As you know, markets are cyclical, some might say that your Fund has already been vindicated considering the volatility of the first four months of 2000. Importantly, we remain constructive on equities and the market overall, long term, for several reasons. The economy and supporting productivity gains remain strong, as does the level of consumer sentiment. We view the current lack of market breadth and the associated investor focus on a narrow group of stocks, as an opportunity. Most of all, experience suggests that investors always come back to fundamentals. When they do, the market's breadth should increase substantially. At some point, the valuations in these "Old Economy" or otherwise "ignored" stocks, relative to their solid fundamentals, will be too attractive, even for "New Economy" investors. In preparation for this day, we remain focused on unearthing attractive GARP securities. Through a consistent, disciplined investment approach in this very risky and volatile environment.

Sincerely,

Brown Capital Management
Mid/Large Team


/s/ Theodore M. Alexander, III
Theodore M. Alexander, III
Vice President


/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Maurice Haywood
Maurice Haywood
Vice President


/s/ Stephon A. Jackson
Stephon A. Jackson
Vice President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

           Performance Update - $10,000 Investment For the period from
                      September 30, 1992 to March 31, 2000


[LINE GRAPH HERE]:
--------------------------------------------------------------------------------
                  BCM
                  Equity                 S&P 500
                  Fund                   w/Income
--------------------------------------------------------------------------------

09/30/1992       $10000                 $10000
12/31/1992        11063                  10504
03/31/1993        11122                  10962
06/30/1993        10962                  11016
09/30/1993        11427                  11300
12/31/1993        11817                  11562
03/31/1994        11623                  11124
06/30/1994        11445                  11171
09/30/1994        11972                  11717
12/31/1994        11727                  11715
03/31/1995        12657                  12855
06/30/1995        13988                  14083
09/30/1995        15374                  15202
12/31/1995        15485                  16117
03/31/1996        16486                  16982
06/30/1996        17018                  17744
09/30/1996        17591                  18293
12/31/1996        18433                  19818
03/31/1997        17955                  20349
06/30/1997        20615                  23901
09/30/1997        22658                  25692
12/31/1997        22608                  26429
03/31/1998        25978                  30116
06/30/1998        26988                  31111
09/30/1998        23056                  28016
12/31/1998        29198                  33983
03/31/1999        28404                  35676
06/30/1999        30433                  38190
09/30/1999        27572                  35806
12/31/1999        31482                  41133
03/31/2000        32212                  42076


This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 Total Return Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns
-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      13.41%            20.52%            16.87%
-------------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management Equity Fund would have grown to $32,212 - total investment return of 222.12% since September 30, 1992.

At March 31, 2000, a similar investment in the S&P 500 Total Return Index would have grown to $42,076 - total investment return of 320.76% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.46%

       Biopharmaceuticals - 1.39%
            PE Corp-PE Biosystems Group ..............................................                  1,500               $144,750
                                                                                                                            --------

       Building Materials - 1.32%
            Illinois Tool Works Inc. .................................................                  2,400                136,800
                                                                                                                            --------

       Computer Software & Services - 7.41%
         (a)Fiserv, Inc. .............................................................                  4,500                167,344
         (a)Microsoft Corporation ....................................................                  2,600                276,250
         (a)Network Associates, Inc. .................................................                  4,600                148,350
         (a)Sterling Software, Inc. ..................................................                  5,400                177,863
                                                                                                                            --------
                                                                                                                             769,807
                                                                                                                            --------
       Computers - 8.27%
         (a)Dell Computer Corporation ................................................                  2,700                145,631
         (a)EMC Corporation ..........................................................                  2,500                312,500
            International Business Machines Corporation ..............................                  3,400                401,200
                                                                                                                            --------
                                                                                                                             859,331
                                                                                                                            --------
       Cosmetics & Personal Care - 0.56%
            The Dial Corporation .....................................................                  4,300                 58,319
                                                                                                                            --------

       Diversified Manufacturing - 1.68%
            Corning Incorporated .....................................................                    900                174,600
                                                                                                                            --------

       Electric - Generation - 1.14%
            The AES Corporation ......................................................                  1,500                118,125
                                                                                                                            --------

       Electronic Components - Semiconductor - 6.63%
         (a)Altera Corporation .......................................................                  3,000                267,750
            Intel Corporation ........................................................                  2,000                263,875
         (a)Xilinx, Inc. .............................................................                  1,900                157,344
                                                                                                                            --------
                                                                                                                             688,969
                                                                                                                            --------
       Electronics - 4.09%
            General Electric Company .................................................                  1,400                217,262
         (a)Solectron Corporation ....................................................                  5,200                208,325
                                                                                                                            --------
                                                                                                                             425,587
                                                                                                                            --------
       Enterprise Software & Services - 1.68%
         (a)Compuware Corporation ....................................................                  8,300                174,819
                                                                                                                            --------

       Entertainment - 2.22%
            Carnival Corporation .....................................................                  9,320                230,670
                                                                                                                            --------



                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 4.36%
            Citigroup Inc. ...........................................................                  4,050               $240,216
            The Chase Manhattan Corporation ..........................................                  2,440                212,737
                                                                                                                            --------
                                                                                                                             452,953
                                                                                                                            --------
       Financial - Savings/Loans/Thrifts - 1.99%
            Mellon Financial Corporation .............................................                  7,000                206,500
                                                                                                                            --------

       Financial - Securities Brokers - 2.23%
            SLM Holding Corporation ..................................................                  6,900                231,581
                                                                                                                            --------

       Financial Services - 5.52%
            Equifax Inc. .............................................................                  9,250                233,562
            T. Rowe Price Associates, Inc. ...........................................                  8,600                339,700
                                                                                                                            --------
                                                                                                                             573,262
                                                                                                                            --------
       Hand & Machine Tools - 0.83%
            Danaher Corporation ......................................................                  1,700                 86,700
                                                                                                                            --------

       Household Products & Housewares - 0.84%
            Newell Rubbermaid Inc. ...................................................                  3,500                 87,063
                                                                                                                            --------

       Human Resources - 1.74%
            Robert Half International Inc. ...........................................                  3,800                180,500
                                                                                                                            --------

       Insurance - Life & Health - 2.91%
            AFLAC INCORPORATED .......................................................                  6,624                302,220
                                                                                                                            --------

       Investment Management & Advisory Services - 1.25%
            Franklin Resources, Inc. .................................................                  3,900                130,406
                                                                                                                            --------

       Leisure Time - 2.49%
            Harley-Davidson, Inc. ....................................................                  3,200                258,400
                                                                                                                            --------

       Medical - Biotechnology - 1.50%
            Merck & Co., Inc. ........................................................                  2,500                155,938
                                                                                                                            --------

       Medical - Hospital Management & Services - 3.63%
         (a)Guidant Corporation ......................................................                  2,000                117,625
         (a)Health Management Associates, Inc. .......................................                 18,200                259,350
                                                                                                                            --------
                                                                                                                             376,975
                                                                                                                            --------
       Medical Supplies - 1.35%
            Johnson & Johnson ........................................................                  2,000                140,250
                                                                                                                            --------


                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Oil & Gas - Equipment & Services - 1.57%
            Schlumberger Limited .................................................                    2,100               $  163,275
                                                                                                                          ----------

       Pharmaceuticals - 3.43%
            Cardinal Health, Inc. ................................................                    7,762                  356,082
                                                                                                                          ----------

       Retail - Building Products - 2.35%
            Fastenal Company .....................................................                    5,100                  244,162
                                                                                                                          ----------

       Retail - Department Stores - 2.86%
            Dollar General Corporation ...........................................                   11,078                  297,720
                                                                                                                          ----------

       Retail - Discount - 1.41%
            The TJX Companies, Inc. ..............................................                    6,600                  146,850
                                                                                                                          ----------

       Retail - General Merchandise - 2.46%
         (a)Staples, Inc. ........................................................                   12,800                  256,000
                                                                                                                          ----------

       Retail - Specialty - 3.00%
            The Home Depot, Inc. .................................................                    4,800                  312,000
                                                                                                                          ----------

       Telecommunications Equipment - 8.27%
         (a)ADC Telecommunications, Inc. .........................................                    6,400                  344,800
            Lucent Technologies Inc. .............................................                    3,600                  218,700
         (a)Tellabs, Inc. ........................................................                    4,700                  296,027
                                                                                                                          ----------
                                                                                                                             859,527
                                                                                                                          ----------
       Utilities - Telecommunications - 5.08%
            AT&T Corp. ...........................................................                    4,200                  237,037
         (a)MCI WorldCom, Inc. ...................................................                    6,450                  292,266
                                                                                                                          ----------
                                                                                                                             529,303
                                                                                                                          ----------

            Total Common Stocks (Cost $7,681,712) ................................                                        10,129,444
                                                                                                                          ----------

INVESTMENT COMPANY - 2.53%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares .............................                  263,921                  263,921
                                                                                                                          ----------
            (Cost $263,921)


                                                                                                                         (Continued)



                                             THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000




Total Value of Investments (Cost $7,945,633 (b))                                                       99.99 %    $    10,393,365
Other Assets Less Liabilities                                                                           0.01 %                828
                                                                                                 ------------       --------------
       Net Assets                                                                                     100.00 %    $    10,394,193
                                                                                                 ============       ==============

       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                               $     2,822,332
            Unrealized depreciation                                                                                      (374,600)
                                                                                                                    --------------

                            Net unrealized appreciation                                                           $     2,447,732
                                                                                                                    ==============






See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $7,945,633) .........................................................                 $10,393,365
       Cash ............................................................................................                       1,388
       Income receivable ...............................................................................                       7,392
       Receivable for investments sold .................................................................                      39,502
                                                                                                                         -----------

            Total assets ...............................................................................                  10,441,647
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ................................................................................                       7,540
       Payable for investment purchases ................................................................                      39,914
                                                                                                                         -----------

            Total liabilities ..........................................................................                      47,454
                                                                                                                         -----------

NET ASSETS
       (applicable to 428,439 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                 $10,394,193
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($10,394,193 /  428,439 shares) .................................................................                 $     24.26
                                                                                                                         ===========
0
NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                 $ 7,130,261
       Undistributed net realized gain on investments ..................................................                     816,200
       Net unrealized appreciation on investments ......................................................                   2,447,732
                                                                                                                         -----------
                                                                                                                         $10,394,193
                                                                                                                      ==============























See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Dividends ....................................................................................              $    78,780
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   64,007
            Fund administration fees (note 2) ............................................................                   17,233
            Custody fees .................................................................................                    3,916
            Registration and filing administration fees (note 2) .........................................                    4,813
            Fund accounting fees (note 2) ................................................................                   24,000
            Audit fees ...................................................................................                   10,716
            Legal fees ...................................................................................                    5,007
            Securities pricing fees ......................................................................                    3,271
            Shareholder recordkeeping fees ...............................................................                    9,000
            Other accounting fees (note 2) ...............................................................                    6,625
            Shareholder servicing expenses ...............................................................                    3,705
            Registration and filing expenses .............................................................                    7,015
            Printing expenses ............................................................................                    5,236
            Trustee fees and meeting expenses ............................................................                    3,911
            Other operating expenses .....................................................................                    3,794
                                                                                                                        -----------

                  Total expenses .........................................................................                  172,249
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ..........................................                  (54,071)
                                                                                                                        -----------

                  Net expenses ...........................................................................                  118,178
                                                                                                                        -----------

                       Net investment loss ...............................................................                  (39,398)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                1,393,611
       Decrease in unrealized appreciation on investments ................................................                  (80,452)
                                                                                                                        -----------

            Net realized and unrealized gain on investments ..............................................                1,313,159
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ...................................              $ 1,273,761
                                                                                                                        ===========











See accompanying notes to financial statements

                                               THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended      Year ended
                                                                                                        March 31,       March 31,
                                                                                                        2000            1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .......................................................                   $    (39,398)   $    (32,585)
         Net realized gain from investment transactions ............................                      1,393,611         528,673
         (Decrease) increase in unrealized appreciation on investments .............                        (80,452)        343,908
                                                                                                       ------------    ------------

              Net increase in net assets resulting from operations .................                      1,273,761         839,996
                                                                                                       ------------    ------------

     Distributions to shareholders from
         Net realized gain from investment transactions ............................                       (830,681)       (261,668)
                                                                                                       ------------    ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                        128,944       1,094,071
                                                                                                       ------------    ------------

                   Total increase in net assets ....................................                        572,024       1,672,399

NET ASSETS

     Beginning of year .............................................................                      9,822,169       8,149,770
                                                                                                       ------------    ------------

     End of year ...................................................................                   $ 10,394,193    $  9,822,169
                                                                                                       ============    ============



(a) A summary of capital share activity follows:

                                                                 Year ended                       Year ended
                                                               March 31, 2000                   March 31, 1999

                                                           Shares           Value           Shares          Value
                                                        -------------   -------------    -------------   -------------

Shares sold                                                   52,085  $    1,201,520           83,530  $    1,844,436
Shares issued for reinvestment
     of distributions                                         35,138         825,028           11,017         259,788
                                                        -------------   -------------    -------------   -------------

                                                              87,223       2,026,548           94,547       2,104,224

Shares redeemed                                              (81,386)     (1,897,604)         (44,515)     (1,010,153)
                                                        -------------   -------------    -------------   -------------

     Net increase                                              5,837  $      128,944           50,032  $    1,094,071
                                                        =============   =============    =============   =============







See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended      Year ended   Year ended     Year ended    Year ended
                                                               March 31,       March 31,    March 31,      March 31,     March 31,
                                                               2000            1999         1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                  $23.24        $21.87        $16.61         $15.81        $12.36

      Income from investment operations
           Net investment (loss) gain                                (0.09)        (0.08)        (0.03)          0.05          0.00
           Net realized and unrealized gain on investments            3.13          2.14          7.31           1.36          3.72
                                                              -------------   -----------   -----------    -----------  ------------

               Total from investment operations                       3.04          2.06          7.28           1.41          3.72
                                                              -------------   -----------   -----------    -----------  ------------

      Distributions to shareholders from
           Net investment income                                     (0.00)         0.00          0.00          (0.05)         0.00
           Net realized gain from investment transactions            (2.02)        (0.69)        (1.98)         (0.56)        (0.27)
           Distributions in excess of net realized gains              0.00          0.00         (0.04)          0.00          0.00
                                                              -------------   -----------   -----------    -----------  ------------

               Total distributions                                   (2.02)        (0.69)        (2.02)         (0.61)        (0.27)
                                                              -------------   -----------   -----------    -----------  ------------

Net asset value, end of year                                        $24.26        $23.24        $21.87         $16.61        $15.81
                                                              =============   ===========   ===========    ===========  ============

Total return                                                         13.41 %        9.34 %       44.68 %         8.91 %       30.25%
                                                              =============   ===========   ===========    ===========  ============

Ratios/supplemental data
      Net assets, end of year                                  $10,394,193    $9,822,169    $8,149,770     $4,405,020    $1,965,862
                                                              =============   ===========   ===========    ===========  ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees              1.75 %        1.88 %        1.98 %         3.37 %       5.58 %
           After expense reimbursements and waived fees               1.20 %        1.20 %        1.20 %         1.20 %       1.56 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees             (0.95)%       (1.07)%       (0.94)%        (1.85)%      (4.20)%
           After expense reimbursements and waived fees              (0.40)%       (0.39)%       (0.16)%        (0.32)%      (0.01)%

      Portfolio turnover rate                                        52.09 %       67.43 %       38.42 %        34.21 %      48.06 %


See accompanying notes to financial statements


                  THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $39,398 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

     The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $54,071 ($0.13 per share) for the year ended March 31, 2000.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,969,066 and $5,495,503, respectively, for the year ended March 31, 2000.



                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The total amount of $2.02 per share distributions for the year ended March 31, 2000, was classified as long-term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.



/S/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

Small Company Fund

Market Environment

The broad market, represented by the S&P 500, posted its 5th consecutive year of record, 20%+ returns in 1999. While this incredible trend continues, we, once again, still opine that investment performance in the broad market indexes will return to historical levels of 10%-12%.


Periods Ended 3/31/00                 Year to     One          Three      Five
                                      Date        Year         Years      Years
BCM Small Company Fund                13.00%      78.85%       33.44%     26.25%
Standard and Poors 500                 2.29%      17.94%       27.40%     26.76%
Russell 2000                           6.80%      35.57%       16.32%     15.63%
Russell 2000 Growth                    9.28%      59.04%       25.94%     19.83%
Lipper Small-Cap Growth Fund Indax    17.91%      96.42%       34.31%     26.33%

     Performance since 12/31/92 inception 20.54%


Your Brown Capital Management Small Company Fund delivered strong performance over the past year despite small companies, in general, being out of favor. Mega large capitalization stocks, and/or technology oriented companies accounted for the vast majority of growth indexe returns last year. As of March 31, 2000, your Fund's year-end, the Small Company Fund outperformed the S&P 500 Index, Russell 2000 and Russell 2000 Growth, but underperformed its new Lipper peer group, Small Capitalization Growth Funds. Both over and under performance can be best explained when considering the make up of these indexes.

Benchmark Insights

While your Small Company Fund is pitted against many different benchmarks, we believe the most appropriate performance comparisons are with the Russell 2000 and Russell 2000 Growth Indices. The overall long-term portfolio characteristics of these two indices are more closely aligned with the portfolio characteristics of your Fund. The Russell 2000 Index is comprised of the bottom 2000 companies, based on capitalization (shares outstanding multiplied by stock price), in the Russell 3000 Index. The Russell 2000 Growth Index, a sub-set of the Russell 2000 Index, comprised of "growth oriented" companies, or those companies exhibiting faster than average gains in revenues and earnings. Historically, the returns of these two indices converge over the long-term. However, the Russell 2000 Growth Index displayed phenomenal performance during 1999, outpacing the Russell 2000 Index by 15 percentage points. This variance in performance is explained primarily by the difference in weightings of Technology, Biotechnology, and Internet-related companies.

Portfolio Review

We remain committed to our unique approach to small company investing. We continue to unearth and invest in exceptional small companies that have the wherewithal of becoming exceptional large companies. We seek to latch on to value creating engines, companies that save lives, time, money and headaches. As you are aware, we define smallness in terms of operating revenues of $250 million or less at the time of initial investment. This definition differs from the more traditional view of small cap investing, which is determined by the capitalization of a company, generally defined as $1.5 billion or less, but our definition, we believe, provides a better indicator of an organization's stage in the corporate life cycle. For example, the rapid rise in stock price of many Internet-related companies prevent many "small-cap" managers from investing in these companies, although most of these companies do not have any earnings and do not generate revenues. Our approach also differs in that we do not use the traditional Russell sectors that are reflected in the report section labeled Portfolio of Investments. Instead, we think of small companies in six broad sectors: Business Services, Consumer Related, Information/Knowledge Management, Medical/Health Care, and the all encompassing Miscellaneous.

With regards to your Fund, not much changed since our last communication this time last year. The Fund's superior performance is the result of a sustained commitment to those companies that provide solutions to institutions and individuals problems. Many of the names in your Fund are familiar to you, since your Fund's turnover for the year was only 29%. The average and median turnover among all small capitalization funds in the Lipper Universe was 123% and 108%, respectively, for the same time period.

Indeed the Fund benefited from our strong company selection across the board, but company holdings in Information/Knowledge Management and Medical/Health Care contributed significantly to your Fund's performance. Within the Medical/Health Care sector, our holdings in genomics based companies such as Affymetrix, Human Genome Sciences, and Incyte Pharmaceuticals provide the bulk of returns in this sector. These three companies provide a good illustration of our process of identifying companies early and in this case the early identification of a new industry. All of these companies have been in your Fund for several years. While we early identified and understood the importance of human genome mapping, we did not know how, or the direction in which the industry would evolve. As such, we purposely sought companies that we thought could do well, regardless of how the industry developed. We identified these three companies, and invested a small amount in each. By utilizing this basket approach, we gained significant representation in a new, dynamic area without relying upon the success of one company or direction.

Investment Outlook

The genomics area, in our opinion, represents enormous potential, and these companies have bright futures, but we do not expect them to realize this potential without faltering along the way. Similarly, we think that our approach to small company investing remains quite appealing, and continue to find attractively valued companies, but we also expect the markets to remain volatile. Therefore, stock prices in the short-term, may not accurately reflect the inherent values of these companies. With these factors in mind, you can expect that we will remain committed to our unique approach to small company investing to ensure your Fund invests in exceptional small companies with the wherewithal to become exceptional large companies.

Sincerely,

Brown Capital Management
Small Company Team


/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Robert E. Hall
Robert E. Hall
Senior Vice President


/s/ Keith A. Lee
Keith A. Lee
Senior Vice President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

           Performance Update - $10,000 Investment For the period from
                       December 31, 1992 to March 31, 2000


[LINE GRAPH HERE]:
--------------------------------------------------------------------------------
                         BCM Small        Russell               Russell
                         Company          2000                  2000
                         Fund             Index                 Growth Index
--------------------------------------------------------------------------------

12/31/1992              $10000           $10000                $10000
12/31/1992               10000            10000                 10000
03/31/1993                9877            10371                  9821
06/30/1993                9855            10558                 10104
09/30/1993               10325            11445                 11047
12/31/1993               10574            11700                 11337
03/31/1994               10311            11340                 10875
06/30/1994                9680            10872                 10190
09/30/1994               10307            11589                 11142
12/31/1994               11077            11328                 11062
03/31/1995               12066            11816                 11669
06/30/1995               13037            12882                 12826
09/30/1995               14266            14164                 14285
12/31/1995               14839            14453                 14496
03/31/1996               16048            15188                 15329
06/30/1996               16706            15968                 16224
09/30/1996               17098            16020                 16086
12/31/1996               17374            16838                 16129
03/31/1997               16299            15973                 14437
06/30/1997               18742            18550                 16971
09/30/1997               20860            21300                 19843
12/31/1997               20116            20577                 18216
03/31/1998               23119            22695                 20381
06/30/1998               23306            21658                 19210
09/30/1998               19841            17275                 14915
12/31/1998               23816            20112                 18440
03/31/1999               21670            19020                 18131
06/30/1999               26240            21970                 20804
09/30/1999               25539            20579                 19781
12/31/1999               34299            24406                 26387
03/31/2000               38757            26137                 28836


This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      78.85%            26.25%            20.54%
-------------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management Small Company Fund would have grown to $38,757 - total investment return of 287.57% since December 31, 1992.

At March 31, 2000, a similar investment in the Russell 2000 Index would have grown to $26,137 - total investment return of 161.37%; and the similar investment in the Russell 2000 Growth Index would have grown to $28,836 - total investment return of 188.36% since December 31, 1992. The Russell 2000 Growth Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Growth Index is a more accurate comparison to The Brown Captital Management Small Company Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Growth Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended March 31, 2000, the investment in The Brown Capital Management Small Company Fund would have increased in value by $17,123; the similar investment in the Russell 2000 Growth Index would have increased in value by $10,705; while the similar investment in the NASDAQ Industrials Index would have increased in value by $14,630.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 80.65%

       Biopharmaceuticals - 0.28%
         (a)Gene Logic Inc. ......................................................                    4,100              $   172,456
                                                                                                                         -----------

       Chemicals - 0.31%
         (a)Synthetech, Inc. .....................................................                   44,700                  187,181
                                                                                                                         -----------

       Commercial Services - 15.56%
         (a)Acxiom Corporation ...................................................                   36,700                1,220,275
         (a)Dendrite International, Inc. .........................................                   51,150                1,070,953
            Fair, Isaac and Company, Incorporated ................................                   38,900                1,514,668
         (a)Harbinger Corporation ................................................                   50,300                1,464,987
         (a)infoUSA Inc. .........................................................                   70,100                  639,663
         (a)Manugistics Group, Inc. ..............................................                   40,900                2,055,225
         (a)NetScout Systems, Inc. ...............................................                   26,300                  440,525
         (a)QRS Corporation ......................................................                   13,050                  982,013
         (a)Quintiles Transnational Corp. ........................................                    6,200                  105,788
                                                                                                                         -----------
                                                                                                                           9,494,097
                                                                                                                         -----------
       Computers - 2.93%
         (a)Landmark Systems Corporation .........................................                   44,181                  220,905
         (a)RadiSys Corporation ..................................................                   26,100                1,569,262
                                                                                                                         -----------
                                                                                                                           1,790,167
                                                                                                                         -----------
       Computer Software & Services - 18.83%
         (a)Advent Software, Inc. ................................................                   27,800                1,275,325
         (a)American Software, Inc. ..............................................                  150,300                2,104,200
         (a)Concord Communications, Inc. .........................................                   29,100                1,034,869
         (a)Datastream Systems, Inc. .............................................                   80,100                2,322,900
         (a)Engineering Animation, Inc. ..........................................                   44,500                  586,844
         (a)Hyperion Solutions Corporation .......................................                   13,710                  445,575
         (a)Network Associates, Inc. .............................................                    7,287                  235,006
         (a)SPSS Inc. ............................................................                   48,100                1,527,175
         (a)Structural Dynamics Research Corporation .............................                   73,200                  988,200
         (a)Transaction Systems Architects, Inc. .................................                   33,600                  970,200
                                                                                                                         -----------
                                                                                                                          11,490,294
                                                                                                                         -----------
       Electronics - Semiconductor - 0.81%
         (a)Medialink Worldwide Incorporated .....................................                   76,400                  496,600
                                                                                                                         -----------

       Financial Services - 3.04%
         (a)BISYS Group, Inc. (the) ..............................................                   17,100                1,137,150
         (a)CFI ProServices, Inc. ................................................                   44,900                  305,881
            T. Rowe Price Associates, Inc. .......................................                   10,400                  410,800
                                                                                                                         -----------
                                                                                                                           1,853,831
                                                                                                                         -----------


                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Foreign Securities - 0.97%
            Cordiant Communications Group plc ....................................                   91,843              $   594,222
                                                                                                                         -----------

       Hand & Machine Tools - 1.33%
         (a)Flow International Corporation .......................................                   69,000                  810,750
                                                                                                                         -----------

       Machine - Diversified - 1.62%
         (a)Cognex Corporation ...................................................                   17,100                  986,456
                                                                                                                         -----------

       Medical - Biotechnology - 13.10%
         (a)Affymetrix, Inc. .....................................................                    6,600                  979,687
         (a)BioReliance Corporation ..............................................                   51,100                  274,663
         (a)Cerner Corporation ...................................................                   32,200                  869,400
         (a)ChiRex Inc. ..........................................................                   62,913                1,211,075
         (a)Human Genome Sciences, Inc. ..........................................                    8,200                  681,113
         (a)Incyte Pharmaceuticals, Inc. .........................................                    5,800                  504,600
         (a)Pharmacopeia, Inc. ...................................................                   48,600                2,381,400
         (a)Synbiotics Corporation ...............................................                   12,400                   43,400
         (a)Tripos, Inc. .........................................................                   39,800                1,049,725
                                                                                                                         -----------
                                                                                                                           7,995,063
                                                                                                                         -----------
       Medical Supplies - 7.69%
            Diagnostic Products Corporation ......................................                   67,900                1,659,307
         (a)Eclipse Surgical Technologies, Inc. ..................................                   85,827                  638,338
         (a)Techne Corporation ...................................................                   34,700                2,394,300
                                                                                                                         -----------
                                                                                                                           4,691,945
                                                                                                                         -----------
       Pharmaceuticals - 7.25%
         (a)Albany Molecular Research, Inc. ......................................                   23,100                1,348,462
         (a)Applied Analytical Industries, Inc. ..................................                   89,900                  938,331
            Jones Pharma Incorporated ............................................                   12,750                  387,281
         (a)Kendle International Inc. ............................................                   73,400                  798,225
         (a)King Pharmaceuticals, Inc. ...........................................                    8,400                  264,600
         (a)Lynx Therapeutics, Inc. ..............................................                       81                    2,410
         (a)Professional Detailing, Inc. .........................................                   27,400                  685,000
                                                                                                                         -----------
                                                                                                                           4,424,309
                                                                                                                         -----------
       Real Estate Investment Trust - 0.25%
            Post Properties, Inc. ................................................                    3,800                  153,188
                                                                                                                         -----------

       Restaurants & Food Services - 5.01%
         (a)Panera Bread Company .................................................                  115,200                  864,000
         (a)The Cheesecake Factory Incorporated ..................................                   52,400                2,181,150
                                                                                                                         -----------
                                                                                                                           3,045,150
                                                                                                                         -----------


                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Retail - General Merchandise - 0.55%
         (a)Restoration Hardware, Inc. ...........................................                   64,500              $   338,625
                                                                                                                         -----------

       Retail - Specialty Line - 1.12%
            Fastenal Company .....................................................                   14,300                  684,612
                                                                                                                         -----------

            Total Common Stocks (Cost $32,387,480) ........................................................               49,208,946
                                                                                                                         -----------

INVESTMENT COMPANIES - 8.95%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                2,730,946                2,730,946
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .......................                2,730,946                2,730,946
                                                                                                                         -----------

            Total Investment Companies (Cost $5,461,892) ..................................................                5,461,892
                                                                                                                         -----------


Total Value of Investments (Cost $37,849,372 (b)) ................................                    89.60 %            $54,670,838
Other Assets Less Liabilities ....................................................                    10.40 %              6,348,795
                                                                                                     ------              -----------
       Net Assets ................................................................                   100.00 %            $61,019,633
                                                                                                     ======              ===========

       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation .......................................................................             $19,433,510
            Unrealized depreciation .......................................................................              (2,612,043)
                                                                                                                        -----------

                            Net unrealized appreciation ...................................................             $16,821,466
                                                                                                                        ===========














See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $37,849,372) .........................................................                $54,670,838
       Cash .............................................................................................                  8,031,387
       Income receivable ................................................................................                     32,266
                                                                                                                         -----------

            Total assets ................................................................................                 62,734,491
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     15,154
       Payable for investment purchases .................................................................                  1,696,411
       Other liabilities ................................................................................                      3,293
                                                                                                                         -----------

            Total liabilities ...........................................................................                  1,714,858
                                                                                                                         -----------

NET ASSETS
       (applicable to 1,881,760 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                $61,019,633
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($61,019,633 / 1,881,760 shares) .................................................................                     $32.43
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $41,177,987
       Undistributed net realized gain on investments ...................................................                  3,020,180
       Net unrealized appreciation on investments .......................................................                 16,821,466
                                                                                                                         -----------
                                                                                                                         $61,019,633
                                                                                                                         ===========














See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Dividends ....................................................................................             $    173,327
                                                                                                                       ------------

       Expenses
            Investment advisory fees (note 2) ............................................................                  351,173
            Fund administration fees (note 2) ............................................................                   61,455
            Custody fees .................................................................................                    5,731
            Registration and filing administration fees (note 2) .........................................                    8,262
            Fund accounting fees (note 2) ................................................................                   24,000
            Audit fees ...................................................................................                   10,413
            Legal fees ...................................................................................                    5,297
            Securities pricing fees ......................................................................                    3,815
            Shareholder recordkeeping fees ...............................................................                    9,000
            Shareholder servicing expenses ...............................................................                    5,016
            Registration and filing expenses .............................................................                   18,586
            Printing expenses ............................................................................                    9,388
            Trustee fees and meeting expenses ............................................................                    3,911
            Other operating expenses .....................................................................                    4,972
                                                                                                                       ------------

                  Total expenses .........................................................................                  521,019
                                                                                                                       ------------

                  Less investment advisory fees waived (note 2) ..........................................                  (18,220)
                                                                                                                       ------------

                  Net expenses ...........................................................................                  502,799
                                                                                                                       ------------

                       Net investment loss ...............................................................                 (329,472)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                4,978,403
       Increase in unrealized appreciation on investments ................................................               15,894,471
                                                                                                                       ------------

            Net realized and unrealized gain on investments ..............................................               20,872,874
                                                                                                                       ------------

                  Net increase in net assets resulting from operations ...................................             $ 20,543,402
                                                                                                                       ============












See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .......................................................              $  (329,472)          $  (148,904)
         Net realized gain from investment transactions ............................                4,978,403             1,615,338
         Increase (decrease) in unrealized appreciation on investments .............               15,894,471            (3,101,684)
                                                                                                  -----------           -----------

              Net increase (decrease) in net assets resulting from operations ......               20,543,402            (1,635,250)
                                                                                                  -----------           -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ............................               (3,150,167)             (170,496)
                                                                                                  -----------           -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......               19,548,813            14,317,387
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................               36,942,048            12,511,641

NET ASSETS

     Beginning of year .............................................................               24,077,585            11,565,944
                                                                                                  -----------           -----------

     End of year ...................................................................              $61,019,633           $24,077,585
                                                                                                  ===========           ===========



(a) A summary of capital share activity follows:

                                           -----------------------------------------------------------------------------------------
                                                                  Year ended                                  Year ended
                                                                March 31, 2000                              March 31, 1999

                                                         Shares                Value                 Shares                Value
                                           -----------------------------------------------------------------------------------------

Shares sold ..............................                938,827           $27,362,789               805,203           $16,718,958
Shares issued for reinvestment
     of distributions ....................                 89,749             2,538,093                 8,148               169,715
                                                      -----------           -----------           -----------           -----------

                                                        1,028,576            29,900,882               813,351            16,888,673

Shares redeemed ..........................               (382,550)          (10,352,069)             (127,744)           (2,571,286)
                                                      -----------           -----------           -----------           -----------

     Net increase ........................                646,026           $19,548,813               685,607           $14,317,387
                                                      ===========           ===========           ===========           ===========









See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                                                March 31,     March 31,     March 31,     March 31,     March 31,
                                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .......................          $19.48        $21.02        $15.01        $15.13        $12.24

      Income (loss) from investment operations
           Net investment loss ...........................           (0.18)        (0.12)        (0.11)        (0.03)        (0.06)
           Net realized and unrealized gain (loss)
             on investments ..............................           15.25         (1.19)         6.36          0.27          4.00
                                                               -----------   -----------   -----------   -----------   -----------

                Total from investment operations .........           15.07         (1.31)         6.25          0.24          3.94
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions            (2.12)        (0.23)        (0.24)        (0.36)        (1.05)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year .............................          $32.43        $19.48        $21.02        $15.01        $15.13
                                                               ===========   ===========   ===========   ===========   ===========


Total return .............................................           78.85 %       (6.27)%       41.84 %        1.56 %       33.00 %
                                                               ===========   ===========   ===========   ===========   ===========


Ratios/supplemental data

      Net assets, end of year ............................     $61,019,633   $24,077,585   $11,565,944   $ 6,518,687   $ 3,740,208
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .            1.48 %        1.85 %        2.05 %        2.70 %        3.49 %
           After expense reimbursements and waived fees ..            1.43 %        1.50 %        1.50 %        1.50 %        1.69 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees .           (0.99)%       (1.33)%       (1.23)%       (1.50)%       (2.29)%
           After expense reimbursements and waived fees ..           (0.94)%       (0.98)%       (0.68)%       (0.30)%       (0.50)%

      Portfolio turnover rate ............................           28.26 %       29.45 %       11.64 %       13.39 %       23.43 %




See accompanying notes to financial statements



                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $329,472 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease net short-term realized gains.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $18,220, ($.01 per share) for the year ended March 31, 2000.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of theFund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $15,808,025 and $8,885,003, respectively, for the year ended March 31, 2000.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The Fund paid a total amount of $2.12 per share distributions for the year ended March 31, 2000, including $1.88 that is classified as long term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham  Investment  Trust II and Shareholders of
  The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Princeton, New Jersey
April 20, 2000

International Equity Fund

Market Environment

While US investors and the media are enthralled with the tribulations and reverberations of the US market, it seems significant gains overseas are increasingly overlooked. In fact, after four consecutive years where the broad US market outperformed those overseas, the tide changed in the twelve months ending March 31, 2000. International markets performed better than those in the U.S. over that period rising 23.5% as reflected by the Morgan Stanley EAFE index versus 16.5% for the S&P 500. The biggest contributors to this solid performance came from Hong Kong, Japan and Switzerland, which rose 58%, 49% and 78% respectively. Additionally, outstanding performances in emerging markets were evident as the Morgan Stanley Emerging Markets Free Index roared upward with a 49% gain in the last twelve months.

Periods Ended 3/31/00                 Year to    One          Three       Five
                                      Date       Year         Years       Years
Brown International Equity Fund       5.43%
Standard and Poors 500                2.29%      17.94%       27.40%      26.76%
MSCI* EAFE*                          -0.39%      23.50%       14.66%      10.74%
MSCI* All Country World Ex-US         0.27%      25.04%       15.01%      11.13%
Lipper International Fund Index       0.62%      36.93%       17.81%      16.99%

Performance since 05/28/99 inception        18.56%


Although most of these gains were rather widespread, benefiting many overseas sectors, the international markets are far from immune to worldwide technology prosperity. Without question, the most successful investment strategy over the past year was an overweight stance at the "hyper-growth" end of the market, particularly in the technology, media and telecommunication sectors (now commonly referred to as "TMT"). In fact, this collection of stocks in Europe outperformed the rest of the market by an average of 18% in each of the last four months alone, for a compounded premium of over 90%! These "new economy stocks" accounted for all of the market returns in three developed regions of the world in the first quarter of this year. However, this performance is not necessarily correlated with improving short-term earnings expectations. Unlike the US, "old economy" stocks overseas experienced superior earnings revision trends for most of the past year. Despite that fact, valuation factors in the first quarter this year suffered their worst performance in over 30 years, as price trend-following factors registered favorably. Although the global technology phenomena currently appears to be the driving force in the world economy for the 21st century, it overshadows profitable investments with an exposure to the recovering global business cycle, such as global commodities, European and Asian cyclicals and the overall Japanese market. Your Fund keeps these variables in mind when investing.

At Brown Capital Management (BCM), we feel that the last 12 months are not anomalous and that overseas markets should be capable of sustaining attractive gains. Since inception, your Fund trails the, commonly used, broad international MSCI EAFE Index, its preferred benchmark, MSCI All Country World Free Ex-USA Index and, peer group, the Lipper International Funds. Like many, we believe rating performance against established indexes with only a 10 month track record is not necessarily an "apples to apples" comparison. With that in mind, your Fund is off to a great start year-to-date, outperforming all the aforementioned indexes and the domestic S&P 500 Index.

Benchmark Insights

While the MSCI EAFE Index and Lipper International Fund Universe are more popular, we prefer the MSCI All Country World Ex-USA Index due to its exposure to emerging markets (your portfolio's exposure to these economies can reside from 0% to 15%, at cost, as stated in your prospectus). Unfortunately, the MSCI EAFE Index represents only developed countries in the Western Hemisphere with sizable weightings in European and Japanese economies. We believe fantastic opportunities exist beyond these borders in less developed emerging markets. Historically, these markets experience greater growth than more mature economies. Since so little attention is dedicated to these markets, when strong fundamental research is applied, there is a greater chance that a manager can unearth superior, "undiscovered" companies. Consistent with those outcomes and our firm-wide commitment to identify superior GARP securities (Growth at a Reasonable Price - superior growth companies without paying too much), emerging markets are uniquely suited for your Fund's needs and improves its diversification characteristics while providing strong upside potential.

Portfolio Insights

While the US economy seems poised to register more moderate gains after five consecutive years of prosperity, overseas economies in Europe, Japan and emerging Asia & Latin America will continue their upward trajectories. As an additional kicker, such a relative movement would also see an attractive strengthening of foreign currencies versus the U.S. dollar to boost returns.

The same GARP approach of selecting stocks triumphed for BCM over the course of the last 17 years is diligently being applied to the international arena. Geographically, this bottom-up approach leads us to a 62% weighting in developed Europe, a 15% position in developed Asia, and a reasonable 13% weighting in the emerging markets.

Many of the European companies held in your Fund will benefit from the region's low absolute interest rates, low real yields and inexpensive currency. We believe these characteristics drive economic growth for an upside surprise in 2000. Financial services companies, such as Skandinaviska Enskilda Banken and ABN-AMRO will benefit short term from the lower yields and long term from the region's move toward more equity investing. Technology equipment and telecommunications providers, such as Alcatel, Philips Electronics and Portugal Telecom, will continue accelerating their growth trajectories both domestically and internationally.

In the Asian region, most of the companies that are held in the portfolio will grow rather handsomely with the continued economic recovery. Relative to the MSCI EAFE Index however, the Fund's 5% weighting in Japan is low versus the index's 28% weighting. Using BCM's GARP approach to investing, it is very difficult to encounter attractive valuations in this recovering market. As of the end of the quarter, Japan's Nikkei 225 Index was trading at 69.3x its prospective earnings (for comparison purposes, the S&P 500 Index was trading at 28.6x). While we undoubtedly believe that the Japanese economy is in a recovery mode, we also feel just as strongly that the stock market roared upward at an accelerated pace prematurely. A full recovery in this part of the world is very much dependent on improved consumer spending, and with relatively higher unemployment rates, layoffs and corporate bankruptcies taking place in corporate Japan, a full path to recovery is not a foregone conclusion. Any sustained pullback in the Japanese market may provide us the opportunity to increase our exposure to this part of Asia.

Recently, the emerging markets stopped appearing in the financial headlines, which is probably a good thing. As US investors, we often hear about the disasters that take place in the emerging markets, such as the Mexican tequila crisis, the Asian financial crisis, the Brazilian real devaluation, or the Russian collapse. Lately however, these same markets are benefiting from a global economic recovery along with improved domestic financial disciplines. The powerful, inevitable long-term demographic trends that are invariably taking place in these markets make it a very difficult investment proposition to ignore. Although the companies in these exciting markets do provide some individual stock risk, because of their lower correlation to developed markets, they also tend to lower your overall portfolio risk while providing excess returns. Leading Latin American telecommunications providers in the fund such as Telefonica del Peru and Telecomunicacoes de Sao Paulo are being bought out by Spain's Telefonica, S.A. Cementos de Mexico evolved into the world's 3rd largest cement company. Teva Pharmaceuticals, the Israeli generic drug manufacturer, is now the 2nd largest generic prescriptions company in the United States.

Portfolio Outlook

As a general rule, despite the US market's stellar performance in the last five years, international markets still offer diversification and performance, assuming you retain a long-term investment horizon (defined as at least 3-5 years at BCM). The more recent sector rotation that is taking place in the global markets brought with it some rationality into the market. At BCM, we feel we properly position your international portfolio to take advantage of those global growth opportunities that will provide attractive returns while paying what, we feel, is a reasonable price.

Later this month, your Fund will celebrate its first anniversary. We remain confident that the Fund is well positioned to capitalize on geographical and economic trends that favor fundamentally strong companies capable of delivering superior value to clients and prospective clients. Importantly, given the increasing volatility in US markets, we anticipate a renewed attention to markets abroad. We are working diligently to ensure as investors look beyond US boundaries, that your Fund remains a superior diversification tool with a consistent investment approach.

Sincerely,

Brown Capital Management
International Team


/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Eddie Ramos
Eddie Ramos
Vice President

                          THE BROWN CAPITAL MANAGEMENT
                           INTERNATIONAL EQUITY FUND

                    Performance  Update - $10,000 Investment
          For the period from May 28, 1999 (Commencement of Operations)
                                to March 31, 2000


[LINE GRAPH HERE]:
--------------------------------------------------------------------------------
                        BCM              MSCI                   MSCI EAFE
                        International    All Country            International
                        Equity           World Free             Index
                        Fund             EX USA Index
--------------------------------------------------------------------------------

05/28/1999              $10000           $10000                $10000
06/30/1999               10040            10394                 10323
07/31/1999                9950            10623                 10617
08/31/1999                9930            10646                 10644
09/30/1999                9840            10704                 10739
10/31/1999                9970            11088                 11129
11/30/1999               10440            11518                 11504
12/31/1999               11245            12603                 12525
01/31/2000               10834            11904                 11718
02/29/2000               11465            12213                 12022
03/31/2000               11856            12657                 12476


This graph depicts the performance of The Brown Capital Management International Equity Fund versus the MSCI All Country World Free EX USA Index and the MSCI EAFE International Index. It is important to note that The Brown Capital Management International Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------
 Since Inception
-------------------
      18.56%
-------------------


The graph assumes an initial $10,000 investment at May 28, 1999. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management International Equity Fund would have grown to $11,856 - total investment return of 18.56% since May 28, 1999.

At March 31, 2000, a similar investment in the MSCI All Country World Free EX USA Index would have grown to $12,657 - total investment return of 26.57%; and the similar investment in the MSCI EAFE International Index would have grown to $12,476 - total investment return of 24.76% since May 28, 1999.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Value in US$
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.26%

       Austrian Equity - 0.93%
            OMV AG ...............................................................                      200                 $ 15,275
                                                                                                                            --------

       Australian Equities - 3.79%
            Goodman Fielder Limited ..............................................                   16,100                   11,745
            National Australia Bank Limited ......................................                    1,400                   18,027
            Pioneer International Limited ........................................                    6,700                   18,289
            Westpac Banking Corporation Limited ..................................                    2,300                   14,420
                                                                                                                            --------
                                                                                                                              62,481
                                                                                                                            --------
       Belgium Equity - 1.70%
            Dexia ................................................................                      203                   28,060
                                                                                                                            --------

       British Equities - 16.24%
            Allied Zurich Plc ....................................................                    2,700                   29,650
            Amvescap Plc .........................................................                    4,000                   54,389
            J Sainsbury plc ......................................................                    4,400                   19,861
            Man (E D & F) Group plc ..............................................                    3,000                   25,193
            Morgan Crucible Company plc ..........................................                    3,500                   13,705
            PowerGen plc .........................................................                    1,400                    8,190
            Rolls-Royce plc ......................................................                    7,100                   23,017
         (a)Shire Pharmaceuticals Group PLC ......................................                    1,500                   25,623
            Unigate plc ..........................................................                    5,400                   27,605
            United News & Media plc ..............................................                    1,800                   23,671
            United Utilities plc .................................................                    1,600                   16,716
                                                                                                                            --------
                                                                                                                             267,620
                                                                                                                            --------
       Canadian Equity - 0.57%
            Noranda, Inc. ........................................................                      900                    9,378
                                                                                                                            --------

       Danish Equities - 2.05%
            Den Danske Bank Group ................................................                      200                   20,921
            Unidanmark A/S .......................................................                      200                   12,810
                                                                                                                            --------
                                                                                                                              33,731
                                                                                                                            --------
       French Equities - 6.55%
            Alcatel ..............................................................                      100                   21,913
            Alstom ...............................................................                    1,100                   30,485
            Aventis S. A .........................................................                      400                   21,866
            Pechiney SA ..........................................................                      400                   19,591
            Scor .................................................................                      300                   14,068
                                                                                                                            --------
                                                                                                                             107,923
                                                                                                                            --------


                                                                                                                         (Continued)


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Value in US$
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (Continued)

       German Equities - 6.42%
            Adidas-Salomon AG ........................................................                    500               $ 27,714
            DaimlerChrysler AG .......................................................                    300                 19,561
            ProSieben Media AG .......................................................                    300                 34,404
            Rhoen-Klinikum AG ........................................................                    600                 24,083
                                                                                                                            --------
                                                                                                                             105,762
                                                                                                                            --------
       Hong Kong Equities - 1.38%
            CLP Holdings Limited .....................................................                  2,000                  8,964
            Esprit Holdings Limited ..................................................                 14,000                 13,665
                                                                                                                            --------
                                                                                                                              22,629
                                                                                                                            --------
       Japanese Equities - 5.31%
            Coca-Cola West Japan Company Limited .....................................                    900                 23,647
            Daito Trust Construction Co., Ltd. .......................................                  2,000                 34,196
            House Foods Corporation ..................................................                  2,000                 29,584
                                                                                                                            --------
                                                                                                                              87,427
                                                                                                                            --------
       Luxembourg Equity - 1.11%
            Societe Europeene des Satellites .........................................                    100                 18,253
                                                                                                                            --------

       Mexican Equities - 2.19%
            Cemex SA de CV ...........................................................                  2,800                 12,830
         (a)Wal-Mart de Mexico SA de CV ..............................................                  9,300                 23,268
                                                                                                                            --------
                                                                                                                              36,098
                                                                                                                            --------
       Netherlands Equities - 7.70%
            ABN AMRO Holding NV ......................................................                    700                 15,580
            Akzo Nobel N.V ...........................................................                    500                 21,311
            Buhrmann NV ..............................................................                    800                 20,260
            DSM NV ...................................................................                    600                 21,388
            Koninklijke (Royal) Philips Electronics N.V ..............................                    200                 33,563
            Vendex KBB N. V ..........................................................                    900                 14,793
                                                                                                                            --------
                                                                                                                             126,895
                                                                                                                            --------
       New Zealand Equity - 1.40%
            Telecom Corporation of New Zealand Limited ...............................                  5,100                 23,066
                                                                                                                            --------

       Norwegian Equity - 0.81%
         (a)Storebrand ASA ...........................................................                  2,200                 13,379
                                                                                                                            --------

       Portugal Equity - 1.94%
            Portugal Telecom SA - rights attached ....................................                  2,500                 32,015
                                                                                                                            --------




                                                                                                                        (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Value in US$
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (Continued)

       Spanish Equities - 4.58%
            Endesa S.A .................................................................                 1,100             $  25,198
            Repsol-YPF, S.A ............................................................                   800                17,515
            Union Electrica Fenosa, S.A ................................................                 1,600                32,813
                                                                                                                           ---------
                                                                                                                              75,526
                                                                                                                           ---------
       Swedish Equities - 3.61%
            Holmen AB - B Shares .......................................................                   600                17,382
            Skandinaviska Enskilda Banken ..............................................                 1,920                20,610
            Volvo AB ...................................................................                   800                21,515
                                                                                                                           ---------
                                                                                                                              59,507
                                                                                                                           ---------
       Swiss Equities - 5.77%
            ABB Ltd. ...................................................................                   178                20,430
         (a)Distefora Holding AG .......................................................                   110                55,526
            Swisscom AG ................................................................                    50                19,169
                                                                                                                           ---------
                                                                                                                              95,125
                                                                                                                           ---------
       U. S. Domestic Equities - 22.21%
            Ace Limited ................................................................                   600                13,725
         (a)Asia Pulp & Paper Company Ltd. - ADR .......................................                 1,800                13,275
            CNH Global N.V .............................................................                 1,510                14,911
            Creative Technology Limited ................................................                 1,400                44,404
            Dairy Farm International Holdings Limited ..................................                27,700                17,728
            Fomento Economico Mexicano, S.A. de C.V. - ADR .............................                   500                22,531
            Industrie Natuzzi SpA - ADR ................................................                 1,200                14,100
            Korea Telecom Corporation - ADR ............................................                   400                17,525
            Magyar Tavkozlesi Rt - ADR .................................................                   400                17,850
            Partners Communications Company Ltd. - ADR .................................                   900                14,963
            Petroleo Brasileiro S.A. - ADR .............................................                   600                15,975
            Royal Bank of Canada .......................................................                   800                38,450
            Telefonica del Peru S.A.A. - ADR ...........................................                 1,500                25,500
            Teva Pharmaceutical Industries Ltd. ........................................                   600                22,388
            The Toronto-Dominion Bank ..................................................                 1,200                32,025
            Videsh Sanchar Nigam Ltd. - GDR ............................................                   900                23,805
            XL Capital Ltd. - Class A ..................................................                   300                16,613
                                                                                                                           ---------
                                                                                                                             365,768
                                                                                                                           ---------

                     Total Common Stocks (Cost $1,382,812) .............................                                   1,585,918
                                                                                                                           ---------

INVESTMENT COMPANY - 3.08%

            Evergreen Money Market Treasury Institutional Money
                     Market Fund Institutional Service Shares ..........................                50,810                50,810
                     (Cost $50,810)                                                                                        ---------


                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Value in US$
                                                                                                                        (note 1)
------------------------------------------------------------------------------------------------------------------------------------




Total Value of Investments (Cost $1,433,622 (b))                                                   99.34 %    $       1,636,728
Other Assets less Liabilities                                                                       0.66 %               10,809
                                                                                          ---------------       ----------------
       Net Assets                                                                                 100.00 %    $       1,647,537
                                                                                          ===============       ================




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                           $         296,753
            Unrealized depreciation                                                                                     (93,647)
                                                                                                                ----------------

                     Net unrealized appreciation                                                              $         203,106
                                                                                                                ================


      The following acronyms are used in this portfolio:

      AB - Aktiebolag (Swedish)
      ADR - American Depository Receipt
      AG - Aktiengesellschaft  (German)
      NV - Naamloze Vennootschap (Dutch)
      PLC - Public Limited Company (British)
      SA - Socieded Anonima (Spanish)
      SA - Societe Anonyme (French)















See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $1,433,622) ................................................................           $1,636,728
       Income receivable ......................................................................................                4,912
       Receivable for investments sold ........................................................................               54,437
       Due from advisor (note 2) ..............................................................................               11,877
                                                                                                                          ----------

            Total assets ......................................................................................            1,707,954
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .......................................................................................               15,873
       Payable for investment purchases .......................................................................               34,324
       Other liabilities ......................................................................................                  117
       Disbursements in excess of cash on demand deposit ......................................................               10,103
                                                                                                                          ----------

            Total liabilities .................................................................................               60,417
                                                                                                                          ----------

NET ASSETS
       (applicable to 139,288 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ................................................           $1,647,537
                                                                                                                          ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($1,647,537 / 139,288 shares) ..........................................................................           $    11.83
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ........................................................................................           $1,399,869
       Accumulated net realized gain from investments and foreign currency transactions .......................               44,546
       Net unrealized appreciation on investments and translation of assets
            and liabilities in foreign currencies .............................................................              203,122
                                                                                                                          ----------

                                                                                                                          $1,647,537
                                                                                                                          ==========




















See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                  For the period from May 28, 1999
                                                   (commencement of operations) to
                                                           March 31, 2000


INVESTMENT INCOME

       Income
            Dividends (net of withholding taxes of $2,040) ...................................................            $  23,533
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ................................................................               11,074
            Fund administration fees (note 2) ................................................................                1,938
            Custody fees .....................................................................................                5,993
            Registration and filing administration fees (note 2) .............................................                  414
            Fund accounting fees (note 2) ....................................................................               20,000
            Audit fees .......................................................................................               11,208
            Legal fees .......................................................................................                5,004
            Securities pricing fees ..........................................................................               10,043
            Shareholder recordkeeping fees ...................................................................                7,500
            Other accounting fees (note 2) ...................................................................               18,066
            Shareholder servicing expenses ...................................................................                1,707
            Registration and filing expenses .................................................................                3,025
            Printing expenses ................................................................................                1,400
            Trustee fees and meeting expenses ................................................................                3,908
            Other operating expenses .........................................................................                  986
                                                                                                                          ---------

                  Total expenses .............................................................................              102,266
                                                                                                                          ---------

                  Less:
                       Expense reimbursements (note 2) .......................................................              (65,007)
                       Investment advisory fees waived (note 2) ..............................................              (11,074)
                       Fund administration fees waived (note 2) ..............................................                 (304)
                       Other accounting fees waived (note 2) .................................................               (3,687)
                                                                                                                          ---------

                  Net expenses ...............................................................................               22,194
                                                                                                                          ---------

                       Net investment income .................................................................                1,339
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investments and foreign currency transactions ..................................               45,215
       Increase in unrealized appreciation on investments and translation of assets
            and liabilities in foreign currencies ............................................................              203,122
                                                                                                                          ---------

            Net realized and unrealized gain on investments ..................................................              248,337
                                                                                                                          ---------

                  Net increase in net assets resulting from operations .......................................            $ 249,676
                                                                                                                          =========





See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF CHANGES IN NET ASSETS

                                                  For the period from May 28, 1999
                                                   (commencement of operations) to
                                                           March 31, 2000



INCREASE IN NET ASSETS

     Operations
         Net investment income ..............................................................................           $     1,339
         Net realized gain from investments and foreign currency transactions ...............................                45,215
         Increase in unrealized appreciation on investments and translation of assets
              and liabilities in foreign currencies .........................................................               203,122
                                                                                                                        -----------

              Net increase in net assets resulting from operations ..........................................               249,676
                                                                                                                        -----------

     Distributions to shareholders from
         Net investment income ..............................................................................                (1,339)
         Tax distribution in excess of net investment income ................................................                  (669)
                                                                                                                        -----------

              Decrease in net assets resulting from distributions ...........................................                (2,008)
                                                                                                                        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...............................             1,399,869
                                                                                                                        -----------

                   Total increase in net assets .............................................................             1,647,537

NET ASSETS

     Beginning of period ....................................................................................                     0
                                                                                                                        -----------

     End of period ..........................................................................................           $ 1,647,537
                                                                                                                        ===========



(a) A summary of capital share activity follows:

                                                                                            Shares          Value
                                                                                        ------------   -------------

Shares sold                                                                                 139,161  $    1,398,376

Shares issued for reinvestment of distributions                                                 179           2,008
                                                                                        ------------   -------------

                                                                                            139,340       1,400,384

Shares redeemed                                                                                 (52)           (515)
                                                                                        ------------   -------------

     Net increase                                                                           139,288  $    1,399,869
                                                                                        ============   =============



See accompanying notes to financial statements

                             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                              FINANCIAL HIGHLIGHTS

                                (For a Share Outstanding Throughout the Period)

                                        For the period from May 28, 1999
                                        (commencement of operations) to
                                                 March 31, 2000



Net asset value, beginning of period                                                               $10.00

      Income from investment operations
           Net investment   income                                                                   0.02
           Net realized and unrealized gain on investments and translation of
               assets and liabilities in foreign currencies                                          1.83
                                                                                            --------------

               Total from investment operations                                                      1.85
                                                                                            --------------

      Distributions to shareholders from
           Net investment income                                                                    (0.02)
                                                                                            --------------


Net asset value, end of period                                                                     $11.83
                                                                                            ==============


Total return                                                                                        18.56 %
                                                                                            ==============


Ratios/supplemental data

      Net assets, end of period                                                                $1,647,537
                                                                                            ==============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees                                             9.23 % (a)
           After expense reimbursements and waived fees                                              2.00 % (a)

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees                                            (7.11)% (a)
           After expense reimbursements and waived fees                                              0.12 % (a)


      Portfolio turnover rate                                                                       23.61 %


(a)   Annualized.









See accompanying notes to financial statements

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management International Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund will made a determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



     F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

          The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

          Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


 NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

          The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $11,074 ($0.09 per share) and has voluntarily agreed to reimburse $65,007 of the Fund's operating expenses for the year ended March 31, 2000.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also received a monthly fee of $2,000 for accounting and recordkeeping services during this time period. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. For the year ended March 31, 2000, the administrator has voluntarily waived a portion of its fees totaling $3,991 ($0.03 per share).

          North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000




          Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any.

          Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $1,639,233 and $301,384, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund, including the portfolio of investments, as of March 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the period May 28, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the above stated period, in conformity with accounting principles generally accepted in the United States of America.



/S/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

The Brown Capital  Management
Mutual Funds are a series of
The Nottingham Investment Trust II












For Shareholder Service Inquiries:            For Investment Advisor Inquiries:

Documented:                                   Documented:

The Nottingham Company                        Brown Capital Management
105 North Washington Street                   1201 North Calvert Street
Post Office Drawer 69                         Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                          Toll-Free Telephone:

1-800-525-3863                                1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                             World Wide Web @:

ncfunds.com                                   browncapital.com










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